UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2021 ANNUAL REPORT

October 31, 2021

BALANCED FUND

MID-CAP VALUE FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Bal_MCV 1021

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BALANCED FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

MID-CAP VALUE FUND RISKS

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2021

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Domestic Bond and Domestic Equity Market Overviews

October 31, 2021 (Unaudited)

Domestic Bond Market Overview

In the U.S. fixed-income markets, the investment-grade Bloomberg U.S. Aggregate Bond Index (the “Index”) declined, returning -0.48% for the 12-month period ended October 31, 2021. Within the Index, the credit component returned 1.90%, agency-backed mortgages returned -0.58% and U.S. Treasuries returned -2.45%. Returns in the credit sectors outperformed during the period as spreads continued to narrow following the economic recovery. Treasury yields were higher by period end, causing negative total returns, as investors began to see through the pandemic to more normalized interest rate levels.

Lower quality outperformed with triple-B-rated corporate bonds returning 3.52%, single-A up 0.59% and double-A up 1.22%, according to the Index. The highest-returning sectors included: Energy, up 7.92%; Transportation, up 3.61%; and Capital Goods, up 3.26%. The lowest-returning sectors included: Technology, up 0.45%; Financials, up 1.38%; and Utilities, up 1.40%.

Economic news throughout the year was mostly positive, despite periodic disruptions due to the COVID-19 pandemic. In late 2020, the earlier-than-expected arrival of vaccines led to business reopenings and expectations for strong economic growth. By late 2021, consumer spending was solid, driven primarily by spending on housing and retail sales. The labor market steadily added new jobs, and generous unemployment benefits aided those temporarily out of work.

Following the rebounding economy, inflation also picked up during the period, reflecting supply chain disruptions and pent-up consumer demand. While inflation concerns mounted, the Federal Reserve viewed the price increases as transitory and argued that slack in the labor market, low manufacturing capacity utilization rates and an economy still running below potential would keep inflation muted. The 10-year U.S. Treasury yield ended the period at 1.60% (up from 0.9% at the beginning of the period), suggesting that investors were not particularly worried about long-term inflation either.

With regard to monetary policy, the Federal Reserve maintained the federal funds rate in a 0% to 0.25% range during the period and continued to purchase $80 billion in Treasuries and $40 billion in agency mortgage-backed securities each month. As Federal Open Market Committee members began to feel better about the economy, they discussed plans for tapering quantitative easing. At period end, markets were anticipating that the reduction in quantitative easing would likely begin in late 2021 and that the federal funds rate increases would arrive in late 2022 or early 2023.

Domestic Equity Market Overview

U.S. equities posted strong returns for the 12-month period ended October 31, 2021. The broader market, as measured by the Russell 3000 Index, posted a 43.89% gain. Smaller companies led the way with the Russell 2000 Index rising 50.80%. Mid- and large-cap companies also participated in the rally, with 45.40% and 43.51% returns for the Russell Midcap and Russell 1000 Indexes, respectively. The rally was consistent for most of the period, reflecting an improving economy, accommodative monetary policy and fiscal stimulus.

The prospect of full-scale COVID-19 vaccinations prompted a major shift in investor preference to under-owned Value stocks in the fourth quarter of 2020. Value’s outperformance continued into 2021 as the vaccine rollout accelerated, while massive fiscal and monetary stimulus set the stage for a powerful rebound in consumer spending. In June 2021 investor preference moved in favor of Growth-style stocks as the Federal Reserve spoke about potential tapering, while the spread of the COVID-19 delta variant in both Asia and the U.S. raised concerns about the economic impact. Stocks then rebounded strongly in October 2021 as macro concerns abated; both the Value and Growth cohorts benefited, with Growth outpacing Value. For the full 12-month period, Value stocks outpaced Growth as measured by the Russell 3000 Value Index return of 44.97% and the Russell 3000 Growth Index return of 42.81%.

Inflation picked up steam during 2021, reflecting supply chain disruptions and pent-up demand due to the pandemic. In its latest comments, the Federal Reserve acknowledged higher-than-expected inflation but continued

Domestic Bond and Domestic Equity Market Overviews

October 31, 2021 (Unaudited)

to point to overall deceleration in the rate with the expectation that core inflation (measured by the personal consumption expenditures deflator) could rise between 2% and 2.5% in 2022 and 2023 compared to a roughly 4% increase in 2021. Rising inflation has persisted longer than the Federal Reserve initially expected, but supply chain disruptions from the pandemic have contributed meaningfully to inflation in certain segments of the economy.

With regard to monetary policy, the Federal Reserve maintained the federal funds rate at 0% to 0.25% over the year and announced plans to begin tapering quantitative easing. The Federal Reserve will reduce asset purchases by $10 billion for U.S. Treasuries and $5 billion for agency mortgage-backed securities. The dot plots from Federal Open Market Committee members suggest rate increases could begin in late 2022.

American Beacon Balanced FundSM

Performance Overview

October 31, 2021 (Unaudited)

The Investor Class of the American Beacon Balanced Fund (the “Fund”) returned 33.32% for the twelve months ended October 31, 2021, outperforming the 60% Russell 1000® Value Index/40% Bloomberg U.S. Aggregate Bond Index return of 24.54% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2011 through 10/31/2021

Total Returns for the Period ended October 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2011- 10/31/2021
R5 Class (1,7)	AADBX	33.80%	12.46%	10.68%	9.89%	$25,688
Y Class (1,2,7)	ACBYX	33.66%	12.36%	10.68%	9.82%	$25,521
Investor Class (1,7)	AABPX	33.32%	12.09%	10.36%	9.54%	$24,880
Advisor Class (1,7)	ABLSX	33.17%	11.89%	10.18%	9.36%	$24,468
A Class without sales charge (1,3,7)	ABFAX	33.39%	12.09%	10.35%	9.48%	$24,732
A Class with sales Charge (1,3,7)	ABFAX	25.68%	9.89%	9.05%	8.83%	$23,302
C Class without sales charge (1,4,7)	ABCCX	32.32%	11.25%	9.54%	8.67%	$22,956
C Class with sales charge (1,4,7)	ABCCX	31.32%	11.25%	9.54%	8.67%	$22,956

40% Bloomberg U.S. Agg Bond/60% Russell 1000 Value (5)		24.54%	11.10%	8.97%	9.08%	$23,844
Russell 1000® Value Index (6)		43.76%	13.90%	12.39%	12.85%	$33,491
Bloomberg U.S. Aggregate Bond Index (6)		-0.48%	5.63%	3.10%	3.00%	$13,437

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at

American Beacon Balanced FundSM

Performance Overview

October 31, 2021 (Unaudited)

period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

A portion of the fees charged to the Y Class of the Fund was waived in 2011, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2011.

3.

A portion of the fees charged to the A Class of the Fund was waived in 2011 and 2012, partially recovered in 2013, fully recovered in 2014 and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2011, 2012 and 2018. A Class has a maximum sales charge of 5.75%.

4.

A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, partially recovered in 2013, fully recovered in 2014 and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012 and for 2018. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.

5.

To reflect the Fund’s allocation of its assets between investment-grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Bloomberg U.S. Aggregate Bond Index have been combined in a 60% / 40% proportion, respectively.

6.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Balanced Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, and C Class shares were 0.69%, 0.77%, 1.01%, 1.17%, 1.02%, and 1.76%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

As of October 31, 2021, the Fund’s asset allocation was 60% in equities (including equitized cash) and 40% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned 64.11% for the period, outperforming the Russell 1000 Value Index (the “Index”) return of 43.76%. The Fund outperformed the Index as both sector allocation and stock selection contributed to outperformance relative to the Index.

Stock selection in the Financials and Health Care sectors contributed most of the relative outperformance during the twelve-month period. In the Financials sector, the Fund’s position in Wells Fargo & Co. (up 145.4%) and American International Group, Inc. (up 97.6%) were the biggest contributors. In the Health Care sector, Anthem, Inc. (up 61.8%) and CVS Health Corp. (up 64.0%) performed well. Conversely, positions in International Flavors & Fragrances, Inc. (up 6.8%) and Corteva, Inc. (up 33.2%) detracted from performance within the Materials sector.

The Fund’s overweight allocations to both Energy (up 112.4%) and Financials (up 74.2%) helped performance the most with respect to sector allocation. On the other hand, an underweight allocation to Real Estate (up 52.3%) detracted from the Fund’s relative outperformance.

American Beacon Balanced FundSM

Performance Overview

October 31, 2021 (Unaudited)

The fixed-income portion of the Fund returned -0.48% for the twelve-month period, matching the Bloomberg U.S. Aggregate Bond Index (the “Index”) return of -0.48%. The Fund’s fixed-income performance relative to the Index was hampered by security selection but helped by contributions from sector allocation. The Fund’s selections in Service and Finance, both within Corporates, (down 0.2% and flat at 0.0%, respectively) detracted relative value. However, an underweight allocation to U.S. Treasuries (down 2.4%) and an overweight allocation to Manufacturing (up 1.9%), within Corporates, benefited the Fund. From a duration perspective, the portfolio’s return was hurt most by an underweight allocation to both the 1 to 3 year maturity and the 10 to 30 year maturity range (down 0.1% and up 0.1%, respectively), while security selection in the 10 to 30 year maturity range (up 1.8%) contributed to performance.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long-term.

Top Ten Holdings (% Net Assets)
Wells Fargo & Co.		2.6
Anthem, Inc.		2.1
American International Group, Inc.		2.1
Citigroup, Inc.		1.8
Hess Corp.		1.6
General Electric Co.		1.4
U.S. Treasury Notes/Bonds, 1.500%, Due 2/15/2030		1.4
U.S. Treasury Notes/Bonds, 1.125%, Due 2/28/2025		1.2
Goldman Sachs Group, Inc.		1.2
U.S. Treasury Notes/Bonds, 1.500%, Due 1/31/2027		1.2

Total Fund Holdings	483

Sector Allocation (% Equities)
Financials		24.8
Health Care		13.7
Industrials		13.7
Energy		11.2
Consumer Discretionary		10.4
Information Technology		9.8
Communication Services		6.7
Materials		3.7
Consumer Staples		2.5
Utilities		2.0
Real Estate		1.5

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		32.6
U.S. Agency Mortgage-Backed Obligations		17.0
Financial		13.4
Consumer, Non-Cyclical		7.6
Communications		5.5
Technology		5.1
Industrial		4.6
Consumer, Cyclical		3.7
Energy		3.5
Utilities		3.2
Asset-Backed Obligations		2.6
Basic Materials		0.6
Commercial Mortgage-Backed Obligations		0.5
Foreign Sovereign Obligations		0.1

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

The Investor Class of the American Beacon Mid-Cap Value Fund (the “Fund”) returned    57.34% for the twelve months ended October 31, 2021, outperforming the Russell Midcap® Value Index (the “Index”) return of 48.60% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2011 through 10/31/2021

Total Returns for the Period ended October 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2011- 10/31/2021
R5 Class (1,3,10)	AACIX	57.68%	13.66%	11.26%	12.11%	$31,376
Y Class (1,4,10)	ACMYX	57.60%	13.58%	11.18%	12.04%	$31,157
Investor Class (1,2,10)	AMPAX	57.34%	13.36%	10.99%	11.84%	$30,627
Advisor Class (1,5,10)	AMCSX	56.71%	13.02%	10.66%	11.51%	$29,726
A Class without sales charge (1,6,10)	ABMAX	57.15%	13.24%	10.83%	11.65%	$30,110
A Class with sales Charge (1,6,10)	ABMAX	48.09%	11.03%	9.52%	10.99%	$28,368
C Class without sales charge (1,7,10)	AMCCX	55.99%	12.43%	10.06%	10.84%	$27,996
C Class with sales charge (1,7,10)	AMCCX	54.99%	12.43%	10.06%	10.84%	$27,996
R6 Class (1,8,10)	AMDRX	57.80%	13.76%	11.32%	12.14%	$31,460

Russell Midcap® Value Index (9)		48.60%	15.03%	12.30%	13.18%	$34,491

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

2.

A portion of the fees charged to the Investor Class of the Fund was waived from 2006 through 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

3.

A portion of the fees charged to the R5 Class of the Fund was waived from 2005 through 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

4.

A portion of the fees charged to the Y Class of the Fund was waived from 2010 through 2013 and in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when waivers were in effect.

5.

A portion of the fees charged to the Advisor Class of the Fund was waived from 2007 through 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when waivers were in effect.

6.

A portion of the fees charged to the A Class of the Fund was waived for 2010 through 2012, fully recovered in 2013 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when waivers were in effect. A Class shares have a maximum sales charge of 5.75%.

7.

A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when waivers were in effect. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

8.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 10/31/11 through 2/28/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/11. A portion of fees charged to the R6 Class of the Fund has been waived since Class inception. Performance prior to waiving fees was lower than actual returns shown since inception.

9.

The Russell Midcap® Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index, Russell Midcap Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Mid-Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell Midcap Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

10.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C, and R6 Class shares were 0.96%, 1.04%, 1.22%, 1.54%, 1.31%, 2.06% and 0.97%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance of the Index was due to both positive security selection and sector allocation.

From a security selection perspective, the Fund’s relative outperformance was driven by security selection in the Consumer Discretionary, Industrials, Information Technology and Materials sectors. In the Consumer Discretionary sector, contributors included SeaWorld Entertainment, Inc. (up 194.7%) and Gildan Activewear, Inc. (up 84.2%). Within the Industrials sector, AerCap Holdings NV (up 95.6%) and Avis Budget Group Inc. (up 104.9%) contributed to relative performance. Alliance Data Systems Corp. (up 115.4%) contributed within the Information Technology sector. Contributors in the Materials sector included Olin Corp. (up 279.1%) and Element Solutions, Inc. (up 106.1%). Partially offsetting this outperformance was security selection in the Communication Services sector; detractors included Altice USA, Inc., Class A (down 42.2%).

From a sector allocation perspective, a significant overweight allocation to the Financials sector and underweight allocations to the Utilities and Consumer Staples sectors contributed positively to relative performance. Partially offsetting this performance was an underweight allocation to the Real Estate sector.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

American Beacon Mid-Cap Value FundsSM

Performance Overview

October 31, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
Axis Capital Holdings Ltd.		2.5
American International Group, Inc.		1.6
PROG Holdings, Inc.		1.5
Element Solutions, Inc.		1.5
MGM Growth Properties LLC, Class A		1.5
AerCap Holdings NV		1.4
Equitable Holdings, Inc.		1.4
Ally Financial, Inc.		1.3
Pioneer Natural Resources Co.		1.3
Fidelity National Financial, Inc.		1.2

Total Fund Holdings	122

Sector Allocation (% Equities)
Financials		26.4
Industrials		17.2
Consumer Discretionary		16.1
Materials		8.2
Energy		7.5
Health Care		7.1
Utilities		5.9
Real Estate		4.6
Information Technology		3.6
Communication Services		1.7
Consumer Staples		1.7

American Beacon FundsSM

Expense Examples

October 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

October 31, 2021 (Unaudited)

American Beacon Balanced Fund

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period 5/1/2021-10/31/2021*
R5 Class
Actual	$1,000.00	$1,038.40	$3.70
Hypothetical**	$1,000.00	$1,021.58	$3.67
Y Class
Actual	$1,000.00	$1,037.70	$4.11
Hypothetical**	$1,000.00	$1,021.17	$4.08
Investor Class
Actual	$1,000.00	$1,036.50	$5.18
Hypothetical**	$1,000.00	$1,020.11	$5.14
Advisor Class
Actual	$1,000.00	$1,035.90	$6.06
Hypothetical**	$1,000.00	$1,019.26	$6.01
A Class
Actual	$1,000.00	$1,036.50	$5.39
Hypothetical**	$1,000.00	$1,019.91	$5.35
C Class
Actual	$1,000.00	$1,032.60	$9.07
Hypothetical**	$1,000.00	$1,016.28	$9.00

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.72%, 0.80%, 1.01%, 1.18%, 1.05%, and 1.77% for the R5, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Mid-Cap Value Fund

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period 5/1/2021-10/31/2021*
R5 Class
Actual	$1,000.00	$1,023.10	$4.64
Hypothetical**	$1,000.00	$1,020.62	$4.63
Y Class
Actual	$1,000.00	$1,022.80	$5.05
Hypothetical**	$1,000.00	$1,020.22	$5.04
Investor Class
Actual	$1,000.00	$1,021.70	$5.96
Hypothetical**	$1,000.00	$1,019.31	$5.96
Advisor Class
Actual	$1,000.00	$1,020.00	$7.59
Hypothetical**	$1,000.00	$1,017.69	$7.58
A Class
Actual	$1,000.00	$1,021.50	$6.42
Hypothetical**	$1,000.00	$1,018.85	$6.41
C Class
Actual	$1,000.00	$1,017.50	$10.22
Hypothetical**	$1,000.00	$1,015.07	$10.21
R6 Class
Actual	$1,000.00	$1,023.00	$4.59
Hypothetical**	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.91%, 0.99%, 1.17%, 1.49%, 1.26%, 2.01%, and 0.90% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2021

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 60.44%

Communication Services - 4.05%

Interactive Media & Services - 0.90%
Alphabet, Inc., Class AA	570	$1,687,724

Media - 2.38%
Altice USA, Inc., Class AA	41,828	681,796
Comcast Corp., Class A	34,606	1,779,787
Discovery, Inc., Class CA	43,599	983,593
News Corp., Class A	34,200	783,180
Omnicom Group, Inc.	3,886	264,559

		4,492,915

Wireless Telecommunication Services - 0.77%
T-Mobile US, Inc.A	6,238	717,557
Vodafone Group PLC, ADR	49,632	741,999

		1,459,556

Total Communication Services		7,640,195

Consumer Discretionary - 6.25%

Auto Components - 0.95%
Adient PLCA	5,232	217,756
Goodyear Tire & Rubber Co.A	17,659	337,640
Magna International, Inc.B	15,304	1,244,215

		1,799,611

Automobiles - 0.98%
General Motors Co.A	29,242	1,591,642
Harley-Davidson, Inc.	7,041	256,926

		1,848,568

Hotels, Restaurants & Leisure - 1.23%
Aramark	14,589	532,207
Booking Holdings, Inc.A	200	484,156
Las Vegas Sands Corp.A	33,429	1,297,379

		2,313,742

Household Durables - 0.31%
Lennar Corp., Class A	5,881	587,688

Multiline Retail - 0.85%
Dollar General Corp.	7,287	1,614,216

Specialty Retail - 1.31%
Advance Auto Parts, Inc.	6,109	1,377,702
Lowe’s Cos., Inc.	4,654	1,088,198

		2,465,900

Textiles, Apparel & Luxury Goods - 0.62%
Ralph Lauren Corp.	9,161	1,165,005

Total Consumer Discretionary		11,794,730

Consumer Staples - 1.51%

Beverages - 0.77%
Coca-Cola Europacific Partners PLC	27,397	1,442,452

Food Products - 0.26%
Mondelez International, Inc., Class A	8,200	498,068

Personal Products - 0.48%
Unilever PLC, ADR	17,000	910,860

Total Consumer Staples		2,851,380

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 60.44% (continued)

Energy - 6.77%

Energy Equipment & Services - 1.14%
Baker Hughes Co.	15,800	$396,264
Halliburton Co.	27,000	674,730
NOV, Inc.A	48,900	685,578
Schlumberger NV	12,500	403,250

		2,159,822

Oil, Gas & Consumable Fuels - 5.63%
APA Corp.	44,614	1,169,333
Hess Corp.	36,311	2,998,199
Marathon Oil Corp.	112,331	1,833,242
Marathon Petroleum Corp.	7,631	503,112
Murphy Oil Corp.	7,000	194,810
Phillips 66	24,878	1,860,377
Pioneer Natural Resources Co.	5,798	1,084,110
Royal Dutch Shell PLC, Class A, ADR	21,135	970,519

		10,613,702

Total Energy		12,773,524

Financials - 14.99%

Banks - 6.64%
Bank of America Corp.	9,498	453,814
CIT Group, Inc.	8,750	433,387
Citigroup, Inc.	48,617	3,362,352
Citizens Financial Group, Inc.	14,868	704,446
JPMorgan Chase & Co.	6,836	1,161,368
US Bancorp	23,461	1,416,341
Wells Fargo & Co.	97,443	4,985,184

		12,516,892

Capital Markets - 3.01%
Bank of New York Mellon Corp.	17,615	1,042,808
Credit Suisse Group AG, ADRB	56,100	578,391
Goldman Sachs Group, Inc.	5,525	2,283,759
Northern Trust Corp.	8,963	1,102,808
State Street Corp.	6,806	670,731

		5,678,497

Consumer Finance - 0.91%
American Express Co.	5,976	1,038,509
SLM Corp.	36,863	676,436

		1,714,945

Diversified Financial Services - 0.63%
Berkshire Hathaway, Inc., Class BA	3,100	889,731
Equitable Holdings, Inc.	8,900	298,150

		1,187,881

Insurance - 3.80%
American International Group, Inc.	65,791	3,887,590
Chubb Ltd.	2,370	463,051
Hartford Financial Services Group, Inc.	10,200	743,886
Travelers Cos., Inc.	5,657	910,098
Willis Towers Watson PLC	4,799	1,162,702

		7,167,327

Total Financials		28,265,542

Health Care - 8.30%

Health Care Equipment & Supplies - 0.93%
Boston Scientific Corp.A	6,900	297,597

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 60.44% (continued)

Health Care - 8.30% (continued)

Health Care Equipment & Supplies - 0.93% (continued)
Medtronic PLC	9,580	$1,148,259
Zimmer Biomet Holdings, Inc.	2,132	305,132

		1,750,988

Health Care Providers & Services - 4.90%
Anthem, Inc.	8,986	3,910,078
Centene Corp.A	10,200	726,648
CVS Health Corp.	17,772	1,586,684
HCA Healthcare, Inc.	1,400	350,644
Humana, Inc.	1,000	463,160
UnitedHealth Group, Inc.	4,784	2,202,889

		9,240,103

Pharmaceuticals - 2.47%
Bristol-Myers Squibb Co.	5,500	321,200
GlaxoSmithKline PLC, ADRB	18,743	793,391
Merck & Co., Inc.	18,687	1,645,391
Perrigo Co. PLC	31,849	1,437,982
Sanofi, ADR	9,203	464,107

		4,662,071

Total Health Care		15,653,162

Industrials - 8.27%

Aerospace & Defense - 1.65%
General Dynamics Corp.	6,313	1,279,961
Raytheon Technologies Corp.	20,584	1,829,094

		3,109,055

Air Freight & Logistics - 0.62%
FedEx Corp.	5,000	1,177,650

Construction & Engineering - 0.88%
AECOMA	21,364	1,460,657
Fluor Corp.A	9,800	190,512

		1,651,169

Electrical Equipment - 0.59%
Emerson Electric Co.	5,131	497,758
Vertiv Holdings Co.	24,099	618,863

		1,116,621

Industrial Conglomerates - 1.40%
General Electric Co.	25,262	2,649,226

Machinery - 2.54%
CNH Industrial NVB	58,580	1,002,304
Cummins, Inc.	3,472	832,724
Deere & Co.	2,915	997,834
PACCAR, Inc.	6,739	603,949
Stanley Black & Decker, Inc.	7,525	1,352,468

		4,789,279

Road & Rail - 0.59%
JB Hunt Transport Services, Inc.	5,622	1,108,602

Total Industrials		15,601,602

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 60.44% (continued)

Information Technology - 5.94%

Communications Equipment - 0.93%
F5 Networks, Inc.A	5,700	$1,203,555
Telefonaktiebolaget LM Ericsson, ADRB	50,020	543,717

		1,747,272

Electronic Equipment, Instruments & Components - 0.74%
Corning, Inc.	19,495	693,437
TE Connectivity Ltd.	4,758	694,668

		1,388,105

IT Services - 0.83%
Cognizant Technology Solutions Corp., Class A	19,976	1,559,926

Semiconductors & Semiconductor Equipment - 1.30%
Broadcom, Inc.	2,784	1,480,169
QUALCOMM, Inc.	5,301	705,245
Texas Instruments, Inc.	1,431	268,284

		2,453,698

Software - 1.81%
Microsoft Corp.	4,545	1,507,213
Oracle Corp.	19,958	1,914,771

		3,421,984

Technology Hardware, Storage & Peripherals - 0.33%
Hewlett Packard Enterprise Co.	43,008	630,067

Total Information Technology		11,201,052

Materials - 2.24%

Chemicals - 2.11%
Air Products and Chemicals, Inc.	2,207	661,681
Axalta Coating Systems Ltd.A	18,256	569,404
Corteva, Inc.	23,128	997,973
International Flavors & Fragrances, Inc.	11,862	1,749,052

		3,978,110

Containers & Packaging - 0.13%
International Paper Co.	4,825	239,658

Total Materials		4,217,768

Real Estate - 0.88%

Equity Real Estate Investment Trusts (REITs) - 0.88%
MGM Growth Properties LLC, Class A	41,893	1,649,746

Utilities - 1.24%

Electric Utilities - 1.24%
Exelon Corp.	12,044	640,620
PPL Corp.	49,347	1,421,194
Southern Co.	4,343	270,656

		2,332,470

Total Utilities		2,332,470

Total Common Stocks (Cost $79,884,628)		113,981,171

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 15.04%

Basic Materials - 0.13%

Chemicals - 0.07%
EI du Pont de Nemours and Co., 1.700%, Due 7/15/2025	$70,000	$70,939
LYB International Finance LLC, 2.250%, Due 10/1/2030	60,000	59,772

		130,711

Forest Products & Paper - 0.03%
International Paper Co., 6.000%, Due 11/15/2041	40,000	56,543

Iron/Steel - 0.03%
Nucor Corp., 4.000%, Due 8/1/2023	55,000	57,795

Total Basic Materials		245,049

Communications - 1.45%

Internet - 0.39%
Amazon.com, Inc.,
0.800%, Due 6/3/2025	350,000	346,587
1.200%, Due 6/3/2027	250,000	245,878
3.875%, Due 8/22/2037	120,000	140,971

		733,436

Media - 0.42%
Charter Communications Operating LLC / Charter Communications Operating Capital,
2.800%, Due 4/1/2031	50,000	49,804
3.500%, Due 3/1/2042	70,000	68,387
3.700%, Due 4/1/2051	60,000	58,852
Comcast Corp.,
3.150%, Due 3/1/2026	59,000	63,173
3.400%, Due 4/1/2030	80,000	87,268
1.950%, Due 1/15/2031	75,000	73,211
6.550%, Due 7/1/2039	217,000	325,579
2.887%, Due 11/1/2051C	64,000	62,174

		788,448

Telecommunications - 0.64%
AT&T, Inc.,
0.900%, Due 3/25/2024	110,000	110,008
3.400%, Due 5/15/2025	169,000	180,585
2.250%, Due 2/1/2032	65,000	62,707
5.350%, Due 9/1/2040	65,000	82,578
T-Mobile USA, Inc., 3.875%, Due 4/15/2030	270,000	295,366
Verizon Communications, Inc.,
2.100%, Due 3/22/2028	90,000	90,287
4.329%, Due 9/21/2028	180,000	205,558
4.500%, Due 8/10/2033	50,000	59,067
2.850%, Due 9/3/2041	65,000	63,348
3.550%, Due 3/22/2051	55,000	59,209

		1,208,713

Total Communications		2,730,597

Consumer, Cyclical - 1.36%

Airlines - 0.04%
American Airlines Pass Through Trust, 3.150%, Due 8/15/2033, Series AA	78,091	80,124

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 15.04% (continued)

Consumer, Cyclical - 1.36% (continued)

Auto Manufacturers - 0.39%
American Honda Finance Corp., 2.000%, Due 3/24/2028	$55,000	$55,564
Cummins, Inc., 0.750%, Due 9/1/2025	65,000	64,108
General Motors Financial Co., Inc.,
1.250%, Due 1/8/2026	45,000	44,125
1.500%, Due 6/10/2026	60,000	59,117
Toyota Motor Credit Corp., 1.800%, Due 2/13/2025	500,000	510,444

		733,358

Home Furnishings - 0.03%
Whirlpool Corp., 4.600%, Due 5/15/2050	50,000	62,466

Leisure Time - 0.06%
Brunswick Corp., 0.850%, Due 8/18/2024	110,000	108,961

Lodging - 0.03%
Marriott International, Inc., 2.850%, Due 4/15/2031, Series HH	55,000	55,422

Retail - 0.81%
Dollar General Corp., 4.125%, Due 5/1/2028	40,000	45,258
Home Depot, Inc.,
2.950%, Due 6/15/2029	500,000	537,177
1.375%, Due 3/15/2031	350,000	329,013
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	80,000	91,432
Starbucks Corp., 2.550%, Due 11/15/2030	60,000	61,403
Tractor Supply Co., 1.750%, Due 11/1/2030	60,000	57,182
Walmart, Inc.,
2.375%, Due 9/24/2029	150,000	156,736
7.550%, Due 2/15/2030	169,000	243,122

		1,521,323

Total Consumer, Cyclical		2,561,654

Consumer, Non-Cyclical - 2.29%

Agriculture - 0.03%
Cargill, Inc., 1.375%, Due 7/23/2023C	50,000	50,640

Beverages - 0.04%
Keurig Dr Pepper, Inc., 0.750%, Due 3/15/2024	85,000	84,681

Biotechnology - 0.32%
Amgen, Inc.,
3.200%, Due 11/2/2027	500,000	536,500
4.400%, Due 5/1/2045	55,000	66,168

		602,668

Commercial Services - 0.11%
Moody’s Corp., 2.550%, Due 8/18/2060	50,000	45,016
Quanta Services, Inc.,
2.900%, Due 10/1/2030	100,000	103,348
3.050%, Due 10/1/2041	70,000	68,792

		217,156

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 15.04% (continued)

Consumer, Non-Cyclical - 2.29% (continued)

Food - 0.29%
Mondelez International, Inc., 1.500%, Due 2/4/2031	$65,000	$60,961
Nestle Holdings, Inc., 1.150%, Due 1/14/2027C	500,000	491,023

		551,984

Health Care - Products - 0.16%
Medtronic, Inc., 3.500%, Due 3/15/2025	219,000	236,063
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	60,000	63,862

		299,925

Health Care - Services - 0.52%
Baylor Scott & White Holdings, 2.839%, Due 11/15/2050, Series 2021	60,000	61,150
Children’s Health System of Texas, 2.511%, Due 8/15/2050	65,000	61,761
Community Health Network, Inc., 3.099%, Due 5/1/2050, Series 20-A	80,000	81,899
Health Care Service Corp., 3.200%, Due 6/1/2050C	40,000	42,112
Kaiser Foundation Hospitals, 3.002%, Due 6/1/2051, Series 2021	100,000	103,808
Sutter Health, 2.294%, Due 8/15/2030, Series 20A	95,000	95,468
UnitedHealth Group, Inc.,
0.550%, Due 5/15/2024	350,000	347,484
3.875%, Due 12/15/2028	160,000	181,134

		974,816

Pharmaceuticals - 0.82%
AbbVie, Inc.,
4.450%, Due 5/14/2046	60,000	73,156
4.250%, Due 11/21/2049	85,000	102,113
Bristol-Myers Squibb Co.,
0.750%, Due 11/13/2025	350,000	343,545
3.400%, Due 7/26/2029	650,000	715,170
2.350%, Due 11/13/2040	60,000	57,288
Cigna Corp., 4.125%, Due 11/15/2025	50,000	55,002
CVS Health Corp.,
4.300%, Due 3/25/2028	39,000	44,171
5.050%, Due 3/25/2048	30,000	39,421
Viatris, Inc., 3.850%, Due 6/22/2040	45,000	44,911
Zoetis, Inc., 3.000%, Due 9/12/2027	60,000	64,077

		1,538,854

Total Consumer, Non-Cyclical		4,320,724

Energy - 0.77%

Oil & Gas - 0.26%
Chevron USA, Inc., 2.343%, Due 8/12/2050	65,000	60,925
ConocoPhillips, 4.300%, Due 8/15/2028C	60,000	68,848
Diamondback Energy, Inc.
2.875%, Due 12/1/2024	70,000	72,840
3.125%, Due 3/24/2031	35,000	36,163
EOG Resources, Inc., 4.375%, Due 4/15/2030	40,000	46,552
Marathon Petroleum Corp.,
4.500%, Due 5/1/2023	65,000	68,283
5.125%, Due 12/15/2026	60,000	69,042
Pioneer Natural Resources Co.,
1.900%, Due 8/15/2030	45,000	42,745
2.150%, Due 1/15/2031	25,000	24,118

		489,516

Pipelines - 0.51%
Cheniere Corpus Christi Holdings LLC, 2.742%, Due 12/31/2039C	65,000	63,448
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	61,000	67,153
Energy Transfer LP, 4.250%, Due 4/1/2024	38,000	40,345
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	35,000	47,991

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 15.04% (continued)

Energy - 0.77% (continued)

Pipelines - 0.51% (continued)
MPLX LP,
1.750%, Due 3/1/2026	$85,000	$84,680
4.125%, Due 3/1/2027	45,000	49,630
5.200%, Due 3/1/2047	31,000	38,227
ONEOK, Inc., 4.550%, Due 7/15/2028	65,000	73,224
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	33,000	35,349
3.750%, Due 3/1/2028	40,000	43,712
Sabine Pass Liquefaction LLC,
5.875%, Due 6/30/2026	150,000	174,116
4.200%, Due 3/15/2028	50,000	55,461
Williams Cos., Inc.,
2.600%, Due 3/15/2031	120,000	120,307
5.400%, Due 3/4/2044	60,000	75,566

		969,209

Total Energy		1,458,725

Financial - 4.39%

Banks - 3.13%
Bank of America Corp.,
4.125%, Due 1/22/2024	193,000	206,796
1.734%, Due 7/22/2027, (SOFR + 0.960%)D	350,000	347,799
2.087%, Due 6/14/2029, (SOFR + 1.060%)D	50,000	49,463
2.299%, Due 7/21/2032, (SOFR + 1.220%)D	160,000	156,624
6.110%, Due 1/29/2037	176,000	237,798
5.000%, Due 1/21/2044	145,000	190,156
Citigroup, Inc.,
1.281%, Due 11/3/2025, (SOFR + 0.528%)D	40,000	40,041
3.400%, Due 5/1/2026	350,000	376,708
4.412%, Due 3/31/2031, (SOFR + 3.914%)D	245,000	280,900
5.875%, Due 1/30/2042	145,000	206,818
Fifth Third Bank NA, 2.250%, Due 2/1/2027	500,000	514,401
Goldman Sachs Group, Inc.,
5.750%, Due 1/24/2022	385,000	389,752
1.431%, Due 3/9/2027, (SOFR + 0.798%)D	125,000	123,095
1.542%, Due 9/10/2027, (SOFR + 0.818%)D	100,000	98,342
2.615%, Due 4/22/2032, (SOFR + 1.281%)D	55,000	55,258
JPMorgan Chase & Co.,
3.625%, Due 5/13/2024	434,000	463,683
2.301%, Due 10/15/2025, (SOFR + 1.160%)D	180,000	185,270
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)D	105,000	114,462
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)D	90,000	102,790
5.500%, Due 10/15/2040	313,000	425,088
Morgan Stanley,
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)D	90,000	97,325
1.794%, Due 2/13/2032, (SOFR + 1.034%)D	115,000	108,396
0.864%, Due 10/21/2025, Series I, (SOFR + 0.745%)D	35,000	34,634
PNC Financial Services Group, Inc.,
3.500%, Due 1/23/2024	80,000	84,451
2.550%, Due 1/22/2030	500,000	516,614
3.400%, Due 9/15/2026, Series T, (5-Yr. CMT + 2.595%)D	80,000	78,900
State Street Corp.,
2.354%, Due 11/1/2025, (SOFR + 0.940%)D	65,000	67,468
2.200%, Due 3/3/2031	55,000	54,647
Truist Financial Corp., 1.267%, Due 3/2/2027, (SOFR + 0.609%)D	55,000	54,211
Wells Fargo & Co.,
2.572%, Due 2/11/2031, (SOFR + 1.262%)D	160,000	161,915
4.750%, Due 12/7/2046	60,000	75,968

		5,899,773

Diversified Financial Services - 0.17%
American Express Co., 4.200%, Due 11/6/2025	60,000	66,685
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	60,000	65,753
Charles Schwab Corp.,
0.750%, Due 3/18/2024	45,000	44,930
3.250%, Due 5/22/2029	65,000	70,673
Visa, Inc., 3.150%, Due 12/14/2025	60,000	64,477

		312,518

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 15.04% (continued)

Financial - 4.39% (continued)

Insurance - 0.56%
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	$65,000	$70,289
CNA Financial Corp., 2.050%, Due 8/15/2030	55,000	53,699
Fidelity National Financial, Inc., 3.200%, Due 9/17/2051	65,000	63,214
MetLife, Inc.,
6.375%, Due 6/15/2034	169,000	238,062
4.721%, Due 12/15/2044	193,000	247,180
Prudential Financial, Inc., 4.600%, Due 5/15/2044	313,000	394,303

		1,066,747

REITS - 0.53%
Alexandria Real Estate Equities, Inc., 1.875%, Due 2/1/2033	65,000	61,011
American Tower Corp., 2.300%, Due 9/15/2031	90,000	88,011
Camden Property Trust, 3.150%, Due 7/1/2029	60,000	64,532
Crown Castle International Corp.,
3.800%, Due 2/15/2028	60,000	65,817
2.900%, Due 4/1/2041	55,000	53,029
Digital Realty Trust LP, 3.700%, Due 8/15/2027	55,000	60,252
ERP Operating LP, 1.850%, Due 8/1/2031	75,000	72,479
Healthpeak Properties, Inc., 3.250%, Due 7/15/2026	35,000	37,449
National Retail Properties, Inc., 3.500%, Due 4/15/2051	45,000	47,905
Omega Healthcare Investors, Inc., 3.250%, Due 4/15/2033	80,000	78,933
Prologis LP, 1.250%, Due 10/15/2030	50,000	46,624
Simon Property Group LP, 3.375%, Due 10/1/2024	313,000	332,545

		1,008,587

Total Financial		8,287,625

Industrial - 1.54%

Aerospace/Defense - 0.33%
Boeing Co., 2.750%, Due 2/1/2026	75,000	77,594
General Dynamics Corp., 3.500%, Due 5/15/2025	75,000	80,662
Northrop Grumman Corp., 3.850%, Due 4/15/2045	55,000	63,834
Raytheon Technologies Corp., 6.125%, Due 7/15/2038	282,000	398,732

		620,822

Building Materials - 0.11%
Carrier Global Corp., 2.242%, Due 2/15/2025	50,000	51,336
Martin Marietta Materials, Inc., 0.650%, Due 7/15/2023	55,000	54,992
Vulcan Materials Co., 3.500%, Due 6/1/2030	95,000	103,686

		210,014

Environmental Control - 0.03%
Waste Connections, Inc., 2.200%, Due 1/15/2032	65,000	63,847

Machinery - Construction & Mining - 0.23%
Caterpillar Financial Services Corp., 1.150%, Due 9/14/2026	440,000	434,293

Machinery - Diversified - 0.28%
John Deere Capital Corp., 2.450%, Due 1/9/2030	500,000	518,753

Metal Fabricate/Hardware - 0.03%
Precision Castparts Corp., 3.250%, Due 6/15/2025	60,000	64,247

Miscellaneous Manufacturing - 0.11%
Carlisle Cos., Inc., 2.200%, Due 3/1/2032	65,000	62,783
General Electric Co.,
3.450%, Due 5/15/2024	65,000	68,631
3.450%, Due 5/1/2027	65,000	70,892

		202,306

Packaging & Containers - 0.09%
Amcor Flexibles North America, Inc., 2.690%, Due 5/25/2031	55,000	55,874
Berry Global, Inc., 1.650%, Due 1/15/2027	110,000	107,600

		163,474

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 15.04% (continued)

Industrial - 1.54% (continued)

Transportation - 0.33%
Burlington Northern Santa Fe LLC, 5.750%, Due 5/1/2040	$202,000	$283,065
CSX Corp., 5.500%, Due 4/15/2041	157,000	212,172
FedEx Corp., 3.250%, Due 5/15/2041	55,000	55,877
Union Pacific Corp., 4.100%, Due 9/15/2067	55,000	67,571

		618,685

Total Industrial		2,896,441

Technology - 1.91%

Computers - 1.14%
Apple, Inc.,
1.400%, Due 8/5/2028	200,000	195,071
2.200%, Due 9/11/2029	300,000	306,937
Dell International LLC / EMC Corp., 5.300%, Due 10/1/2029	160,000	192,543
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	500,000	685,286
HP, Inc., 4.050%, Due 9/15/2022	145,000	149,034
International Business Machines Corp., 4.250%, Due 5/15/2049	500,000	613,634

		2,142,505

Semiconductors - 0.63%
Intel Corp., 1.600%, Due 8/12/2028	500,000	492,670
Lam Research Corp.,
3.750%, Due 3/15/2026	35,000	38,435
1.900%, Due 6/15/2030	75,000	74,273
Microchip Technology, Inc., 0.983%, Due 9/1/2024C	40,000	39,585
NVIDIA Corp., 1.550%, Due 6/15/2028	500,000	493,922
QUALCOMM, Inc., 1.650%, Due 5/20/2032	59,000	55,834

		1,194,719

Software - 0.14%
Fiserv, Inc., 3.500%, Due 7/1/2029	75,000	80,989
Oracle Corp., 4.300%, Due 7/8/2034	92,000	104,143
VMware, Inc., 2.200%, Due 8/15/2031	80,000	77,899

		263,031

Total Technology		3,600,255

Utilities - 1.20%

Electric - 1.07%
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	25,000	31,013
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	277,000	381,071
Consolidated Edison Co. of New York, Inc., 5.500%, Due 12/1/2039, Series 09-C	169,000	222,817
Consumers Energy Co., 2.500%, Due 5/1/2060	80,000	73,238
Dominion Energy, Inc., 3.375%, Due 4/1/2030, Series C	55,000	59,184
DTE Energy Co., 1.050%, Due 6/1/2025, Series F	115,000	113,576
Duke Energy Corp., 3.750%, Due 4/15/2024	45,000	47,681
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	100,000	118,671
Entergy Arkansas LLC, 3.350%, Due 6/15/2052	55,000	59,443
Entergy Corp., 2.800%, Due 6/15/2030	45,000	46,101
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	47,000	53,955
Exelon Corp., 4.050%, Due 4/15/2030	60,000	67,576
Florida Power & Light Co., 3.950%, Due 3/1/2048	50,000	61,249
Kentucky Utilities Co., 3.300%, Due 6/1/2050	60,000	64,685
National Rural Utilities Cooperative Finance Corp.,
4.300%, Due 3/15/2049	40,000	50,223
1.000%, Due 10/18/2024, Series D	65,000	64,851
Northern States Power Co., 2.600%, Due 6/1/2051	70,000	68,140
Ohio Power Co., 2.600%, Due 4/1/2030, Series P	60,000	61,987

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 15.04% (continued)

Utilities - 1.20% (continued)

Electric - 1.07% (continued)
Oklahoma Gas and Electric Co., 0.553%, Due 5/26/2023	$85,000	$84,744
Southwestern Electric Power Co., 3.550%, Due 2/15/2022	289,000	289,669

		2,019,874

Gas - 0.13%
National Fuel Gas Co., 3.950%, Due 9/15/2027	80,000	85,466
NiSource, Inc.,
3.490%, Due 5/15/2027	45,000	48,674
3.950%, Due 3/30/2048	55,000	63,247
Southern California Gas Co., 2.550%, Due 2/1/2030	40,000	41,065

		238,452

Total Utilities		2,258,326

Total Corporate Obligations (Cost $26,602,074)		28,359,396

FOREIGN CORPORATE OBLIGATIONS - 2.55%

Basic Materials - 0.10%

Chemicals - 0.03%
Nutrien Ltd., 4.000%, Due 12/15/2026	44,000	48,712

Mining - 0.07%
Glencore Funding LLC, 2.625%, Due 9/23/2031C	60,000	58,481
Teck Resources Ltd., 6.000%, Due 8/15/2040	65,000	84,073

		142,554

Total Basic Materials		191,266

Communications - 0.61%

Internet - 0.18%
Alibaba Group Holding Ltd., 3.600%, Due 11/28/2024	313,000	332,912

Media - 0.19%
Thomson Reuters Corp.,
4.300%, Due 11/23/2023	145,000	154,248
3.850%, Due 9/29/2024	193,000	206,450

		360,698

Telecommunications - 0.24%
America Movil SAB de CV, 6.375%, Due 3/1/2035	169,000	234,241
Bell Canada, Inc., 4.464%, Due 4/1/2048	25,000	31,121
Deutsche Telekom International Finance BV, 4.875%, Due 3/6/2042C	150,000	186,640

		452,002

Total Communications		1,145,612

Consumer, Non-Cyclical - 0.53%

Agriculture - 0.09%
BAT Capital Corp., 2.259%, Due 3/25/2028	105,000	103,128
Reynolds American, Inc., 5.700%, Due 8/15/2035	65,000	77,126

		180,254

Beverages - 0.44%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, Due 2/1/2046	35,000	44,486
Anheuser-Busch InBev Worldwide, Inc.,
5.450%, Due 1/23/2039	500,000	656,061
5.550%, Due 1/23/2049	35,000	49,042

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.55% (continued)

Consumer, Non-Cyclical - 0.53% (continued)

Beverages - 0.44% (continued)
Coca-Cola Femsa SAB de CV, 2.750%, Due 1/22/2030	$70,000	$72,450

		822,039

Total Consumer, Non-Cyclical		1,002,293

Energy - 0.53%

Oil & Gas - 0.35%
Saudi Arabian Oil Co., 4.375%, Due 4/16/2049C	500,000	573,950
TotalEnergies Capital International SA, 3.127%, Due 5/29/2050	70,000	73,369

		647,319

Pipelines - 0.18%
TransCanada PipeLines Ltd.,
3.750%, Due 10/16/2023	145,000	152,226
1.000%, Due 10/12/2024	80,000	79,671
6.100%, Due 6/1/2040	82,000	112,135

		344,032

Total Energy		991,351

Financial - 0.60%

Banks - 0.52%
Bank of Montreal, 3.300%, Due 2/5/2024, Series E	75,000	79,099
Mitsubishi UFJ Financial Group, Inc., 2.193%, Due 2/25/2025	75,000	77,020
Royal Bank of Canada,
2.250%, Due 11/1/2024	115,000	119,213
1.200%, Due 4/27/2026	500,000	492,866
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	160,000	168,744
Westpac Banking Corp., 1.150%, Due 6/3/2026	50,000	49,395

		986,337

Financial Services - 0.08%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.000%, Due 10/29/2028	150,000	152,264

Total Financial		1,138,601

Industrial - 0.18%

Aerospace/Defense - 0.18%
BAE Systems Holdings, Inc., 3.800%, Due 10/7/2024C	313,000	335,396

Total Foreign Corporate Obligations (Cost $4,321,850)		4,804,519

FOREIGN SOVEREIGN OBLIGATIONS - 0.04% (Cost $70,062)
Mexico Government International Bond, 4.600%, Due 1/23/2046	65,000	69,375

ASSET-BACKED OBLIGATIONS - 0.96%
AmeriCredit Automobile Receivables Trust,
0.370%, Due 8/18/2025, 2021-1 A3	85,000	84,823
0.340%, Due 12/18/2026, 2021-2 A3	70,000	69,594
Capital One Multi-Asset Execution Trust, 0.550%, Due 7/15/2026, 2021-A1 A1	115,000	113,911
CNH Equipment Trust,
1.160%, Due 6/16/2025, 2020-A A3	105,000	105,656
0.400%, Due 12/15/2025, 2021-A A3	95,000	94,321
GM Financial Consumer Automobile Receivables Trust,
1.840%, Due 9/16/2024, 2020-1 A3	97,455	98,348
1.490%, Due 12/16/2024, 2020-2 A3	42,880	43,200
GM Financial Revolving Receivables Trust, 1.170%, Due 6/12/2034, 2021-1 AC	90,000	88,930
Mercedes-Benz Auto Lease Trust, 0.400%, Due 11/15/2024, 2021-B A3	150,000	149,180
New Economy Assets Phase 1 Sponsor LLC, 1.910%, Due 10/20/2061, 2021 1 A1C	125,000	124,419

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 0.96% (continued)
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018-1 A1	$53,537	$55,138
Taco Bell Funding LLC, 2.294%, Due 8/25/2051, 2021-1A A2IIC	100,000	99,751
Toyota Auto Loan Extended Note Trust, 1.350%, Due 5/25/2033, 2020-1A AC	135,000	135,462
Toyota Auto Receivables Owner Trust, 1.360%, Due 8/15/2024, 2020-B A3	145,000	146,061
Verizon Master Trust, 0.500%, Due 5/20/2027, 2021-1 A	200,000	197,942
Verizon Owner Trust, 1.850%, Due 7/22/2024, 2020-A A1A	210,000	212,271

Total Asset-Backed Obligations (Cost $1,817,020)		1,819,007

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.17%
BX Commercial Mortgage Trust, 0.790%, Due 9/15/2036, 2021-VOLT A, (1-mo. USD LIBOR + 0.700%)C D	140,000	140,043
Cold Storage Trust, 0.990%, Due 11/15/2037, 2020-ICE5 A, (1-mo. USD LIBOR + 0.900%)C D	113,044	113,010
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	58,861	59,324

Total Commercial Mortgage-Backed Obligations (Cost $312,803)		312,377

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.30%
Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	21,057	22,574
3.000%, Due 11/1/2032	71,218	75,742
5.000%, Due 8/1/2033	23,714	27,036
5.500%, Due 2/1/2034	23,139	26,770
2.500%, Due 6/1/2035	94,819	98,640
1.500%, Due 3/1/2036	149,128	150,093
2.000%, Due 3/1/2036	263,621	270,682
2.000%, Due 10/1/2040	95,408	95,445
2.000%, Due 1/1/2041	220,663	224,845
4.000%, Due 1/1/2041	66,020	72,738
4.500%, Due 2/1/2041	45,541	50,744
2.500%, Due 9/1/2041	341,022	352,445
2.500%, Due 11/1/2041	345,000	357,706
3.500%, Due 6/1/2042	200,057	216,329
3.000%, Due 4/1/2047	204,821	218,380
3.500%, Due 1/1/2048	212,930	228,122
4.000%, Due 4/1/2048	101,738	109,783
3.000%, Due 8/1/2048	148,504	157,112
3.000%, Due 11/1/2049	310,232	325,378

		3,080,564

Federal National Mortgage Association,
3.500%, Due 1/1/2028	18,228	19,429
5.000%, Due 3/1/2034	25,983	29,054
4.500%, Due 4/1/2034	47,299	51,900
3.000%, Due 10/1/2034	6,545	6,917
2.000%, Due 11/1/2035	204,035	210,488
2.000%, Due 12/1/2035	79,929	82,416
2.000%, Due 1/1/2036	144,700	148,576
2.000%, Due 5/1/2036	70,583	72,474
2.000%, Due 6/1/2036	100,580	103,274
3.500%, Due 6/1/2037	121,530	130,952
5.500%, Due 6/1/2038	5,246	6,129
4.500%, Due 1/1/2040	47,487	52,877
5.000%, Due 5/1/2040	81,422	93,010
5.000%, Due 6/1/2040	61,041	69,627
4.000%, Due 9/1/2040	39,774	43,749
4.000%, Due 1/1/2041	89,164	98,231
2.500%, Due 11/1/2041	140,000	144,434
3.000%, Due 6/1/2043	376,360	402,176
3.500%, Due 7/1/2043	78,635	84,919
3.000%, Due 8/1/2043	343,759	365,755
4.000%, Due 11/1/2044	54,554	60,140
4.000%, Due 7/1/2045	240,190	264,808
3.500%, Due 8/1/2045	44,890	48,154
3.500%, Due 11/1/2045	399,920	428,865
3.500%, Due 5/1/2046	52,605	56,247
4.000%, Due 7/1/2046	85,091	93,553

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.30% (continued)
Federal National Mortgage Association, (continued)
3.000%, Due 10/1/2046	$30,357	$32,084
3.000%, Due 11/1/2046	177,523	188,231
3.000%, Due 12/1/2046	112,724	119,417
3.500%, Due 3/1/2047	43,016	46,153
4.500%, Due 7/1/2047	30,541	33,240
4.500%, Due 8/1/2047	44,195	48,168
3.500%, Due 9/1/2047	51,289	54,653
4.000%, Due 3/1/2048	70,438	75,598
4.500%, Due 4/1/2048	23,410	25,231
4.500%, Due 7/1/2048	128,365	139,378
4.000%, Due 10/1/2049	100,475	107,539
4.500%, Due 10/1/2049	170,723	184,717
4.000%, Due 11/1/2049	236,412	255,601
2.500%, Due 8/1/2050	430,999	443,619
3.000%, Due 8/1/2050	123,210	129,680
2.500%, Due 9/1/2050	141,584	145,913
2.500%, Due 10/1/2050	73,571	75,658
3.000%, Due 10/1/2050	301,359	318,009
2.000%, Due 3/1/2051	505,769	508,839
2.000%, Due 4/1/2051	290,065	292,414
3.000%, Due 5/1/2051	146,425	155,186
3.000%, Due 6/1/2051	168,492	178,001
3.500%, Due 6/1/2051	363,077	387,517

		7,113,000

Government National Mortgage Association,
6.500%, Due 8/15/2027	16,821	18,800
6.500%, Due 11/15/2027	20,432	22,836
7.500%, Due 12/15/2028	18,524	20,865
5.500%, Due 7/15/2033	24,384	28,418
6.000%, Due 12/15/2033	34,256	40,494
5.500%, Due 2/20/2034	33,673	39,545
5.000%, Due 10/15/2039	58,472	68,278
3.500%, Due 9/15/2041	117,848	126,516
3.500%, Due 8/20/2047	24,630	25,987
3.500%, Due 10/20/2047	23,030	24,413
4.000%, Due 1/20/2048	119,991	128,700
5.000%, Due 1/20/2050	64,474	69,618
4.500%, Due 2/20/2050	59,776	63,875
5.000%, Due 2/20/2050	32,327	35,177
4.000%, Due 5/20/2051	195,361	207,967
2.500%, Due 6/20/2051	191,104	196,544
3.000%, Due 6/20/2051	92,138	95,882
2.500%, Due 7/20/2051	291,118	299,424
3.000%, Due 8/20/2051	169,436	177,930

		1,691,269

Total U.S. Agency Mortgage-Backed Obligations (Cost $11,625,755)		11,884,833

U.S. TREASURY OBLIGATIONS - 12.11%
U.S. Treasury Notes/Bonds,
2.000%, Due 2/15/2022	664,000	667,678
1.750%, Due 9/30/2022	500,000	507,344
1.625%, Due 11/15/2022	964,000	978,611
2.000%, Due 2/15/2023	500,000	511,074
2.750%, Due 7/31/2023	500,000	520,098
2.500%, Due 8/15/2023	964,000	999,171
2.125%, Due 7/31/2024	250,000	259,668
1.250%, Due 8/31/2024	560,000	568,159
1.750%, Due 12/31/2024	700,000	720,590

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 12.11% (continued)
U.S. Treasury Notes/Bonds, (continued)
1.125%, Due 2/28/2025	$2,295,000	$2,314,274
2.875%, Due 7/31/2025	500,000	535,117
6.875%, Due 8/15/2025	279,000	340,620
0.625%, Due 7/31/2026	500,000	487,461
1.625%, Due 10/31/2026	500,000	510,801
2.000%, Due 11/15/2026	500,000	519,668
1.750%, Due 12/31/2026	650,000	667,723
1.500%, Due 1/31/2027	2,205,000	2,236,438
2.875%, Due 5/15/2028	200,000	218,398
2.875%, Due 8/15/2028	100,000	109,402
5.250%, Due 11/15/2028	217,000	272,581
2.625%, Due 2/15/2029	450,000	486,352
2.375%, Due 5/15/2029	450,000	479,057
1.625%, Due 8/15/2029	350,000	354,197
1.750%, Due 11/15/2029	1,700,000	1,737,520
1.500%, Due 2/15/2030	2,565,000	2,568,908
4.750%, Due 2/15/2037	304,000	431,419
4.500%, Due 8/15/2039	241,000	338,812
2.250%, Due 5/15/2041	465,000	484,472
2.750%, Due 8/15/2042	250,000	282,187
2.875%, Due 5/15/2049	500,000	599,648
1.375%, Due 8/15/2050	1,295,000	1,127,561

		22,835,009

Total U.S. Treasury Obligations (Cost $22,452,168)		22,835,009

	Shares

SHORT-TERM INVESTMENTS - 2.15% (Cost $4,053,731)

Investment Companies - 2.15%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	4,053,731	4,053,731

SECURITIES LENDING COLLATERAL - 0.30% (Cost $572,921)

Investment Companies - 0.30%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	572,921	572,921

TOTAL INVESTMENTS - 100.06% (Cost $151,713,012)		188,692,339
LIABILITIES, NET OF OTHER ASSETS - (0.06%)		(113,900)

TOTAL NET ASSETS - 100.00%		$188,578,439

Percentages are stated as a percent of net assets.
A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2021 (Note 9).

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $2,673,912 or 1.42% of net assets. The Fund has no right to demand registration of these securities.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2021.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

ADR - American Depositary Receipt.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2021

Long Futures Contracts Open on October 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	15	December 2021	$3,275,126	$3,447,750	$172,624

			$3,275,126	$3,447,750	$172,624

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2021, the investments were classified as described below:

Balanced Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$113,981,171	$-	$-	$113,981,171
Corporate Obligations	-	28,359,396	-	28,359,396
Foreign Corporate Obligations	-	4,804,519	-	4,804,519
Foreign Sovereign Obligations	-	69,375	-	69,375
Asset-Backed Obligations	-	1,819,007	-	1,819,007
Commercial Mortgage-Backed Obligations	-	312,377	-	312,377
U.S. Agency Mortgage-Backed Obligations	-	11,884,833	-	11,884,833
U.S. Treasury Obligations	-	22,835,009	-	22,835,009
Short-Term Investments	4,053,731	-	-	4,053,731
Securities Lending Collateral	572,921	-	-	572,921

Total Investments in Securities - Assets	$118,607,823	$70,084,516	$-	$188,692,339

Financial Derivative Instruments - Assets
Futures Contracts	$172,624	$-	$-	$172,624

Total Financial Derivative Instruments - Assets	$172,624	$-	$-	$172,624

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.01%

Communication Services - 1.68%

Entertainment - 0.58%
Cinemark Holdings, Inc.A B	62,664	$1,178,083

Media - 1.10%
Altice USA, Inc., Class AB	62,705	1,022,092
Liberty Broadband Corp., Class CB	7,493	1,217,238

		2,239,330

Total Communication Services		3,417,413

Consumer Discretionary - 15.82%

Auto Components - 2.09%
Dana, Inc.	85,431	1,895,714
Lear Corp.	13,769	2,366,203

		4,261,917

Automobiles - 0.55%
Ford Motor Co.B	65,519	1,119,064

Diversified Consumer Services - 0.68%
Adtalem Global Education, Inc.B	37,222	1,374,608

Hotels, Restaurants & Leisure - 4.89%
Aramark	29,937	1,092,102
Marriott Vacations Worldwide Corp.	13,802	2,169,950
MGM Resorts International	24,888	1,173,718
SeaWorld Entertainment, Inc.B	34,781	2,208,594
Travel + Leisure Co.	33,436	1,816,912
Wyndham Hotels & Resorts, Inc.	17,855	1,508,212

		9,969,488

Household Durables - 1.96%
Lennar Corp., Class A	6,833	682,822
Mohawk Industries, Inc.B	6,828	1,209,990
Newell Brands, Inc.	92,077	2,107,642

		4,000,454

Internet & Direct Marketing Retail - 0.79%
Qurate Retail, Inc., Series A	154,120	1,609,013

Specialty Retail - 1.99%
Advance Auto Parts, Inc.	7,687	1,733,572
CarMax, Inc.B	10,010	1,370,569
Gap, Inc.	22,830	518,013
Lithia Motors, Inc.	1,345	429,351

		4,051,505

Textiles, Apparel & Luxury Goods - 2.87%
Gildan Activewear, Inc.	37,678	1,383,536
PVH Corp.B	15,196	1,661,379
Ralph Lauren Corp.	12,133	1,542,953
Skechers USA, Inc., Class AB	27,237	1,258,622

		5,846,490

Total Consumer Discretionary		32,232,539

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.01% (continued)

Consumer Staples - 1.68%

Beverages - 0.71%
Coca-Cola Europacific Partners PLC	27,283	$1,436,450

Food & Staples Retailing - 0.97%
US Foods Holding Corp.B	56,978	1,975,427

Total Consumer Staples		3,411,877

Energy - 7.37%

Energy Equipment & Services - 3.04%
Baker Hughes Co.	81,387	2,041,186
Halliburton Co.	91,922	2,297,131
NOV, Inc.B	91,557	1,283,629
TechnipFMC PLCB	76,588	564,453

		6,186,399

Oil, Gas & Consumable Fuels - 4.33%
APA Corp.	58,198	1,525,370
Cenovus Energy, Inc.	58,667	702,831
Cheniere Energy, Inc.B	10,220	1,056,748
EQT Corp.B	31,347	624,119
Hess Corp.	28,208	2,329,134
Pioneer Natural Resources Co.	13,889	2,596,965

		8,835,167

Total Energy		15,021,566

Financials - 25.88%

Banks - 4.69%
Fifth Third Bancorp	52,657	2,292,159
KeyCorp	96,907	2,255,026
Pinnacle Financial Partners, Inc.	7,079	683,619
Regions Financial Corp.	99,159	2,348,085
Signature Bank	6,644	1,978,716

		9,557,605

Capital Markets - 3.22%
Evercore, Inc., Class A	4,693	712,585
Invesco Ltd.	54,411	1,382,584
Jefferies Financial Group, Inc.	56,961	2,449,323
Northern Trust Corp.	16,371	2,014,288

		6,558,780

Consumer Finance - 5.23%
Ally Financial, Inc.	55,696	2,658,927
Discover Financial Services	16,301	1,847,229
OneMain Holdings, Inc.	30,539	1,612,765
PROG Holdings, Inc.	75,984	3,073,553
SLM Corp.	80,040	1,468,734

		10,661,208

Diversified Financial Services - 2.40%
Equitable Holdings, Inc.	82,290	2,756,715
Voya Financial, Inc.	30,668	2,139,706

		4,896,421

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.01% (continued)

Financials - 25.88% (continued)

Insurance - 10.34%
American Financial Group, Inc.	6,771	$921,127
American International Group, Inc.	53,650	3,170,178
Arch Capital Group Ltd.B	33,721	1,410,212
Assurant, Inc.	8,433	1,360,327
Axis Capital Holdings Ltd.	98,230	5,114,836
CNO Financial Group, Inc.	85,013	2,052,214
Fidelity National Financial, Inc.	52,471	2,513,886
Markel Corp.B	804	1,055,757
Reinsurance Group of America, Inc.	14,746	1,741,208
Willis Towers Watson PLC	7,098	1,719,703

		21,059,448

Total Financials		52,733,462

Health Care - 6.95%

Health Care Equipment & Supplies - 2.68%
Envista Holdings Corp.B	23,509	919,202
Hologic, Inc.B	18,856	1,382,333
LivaNova PLCB	17,952	1,377,277
Zimmer Biomet Holdings, Inc.	12,515	1,791,147

		5,469,959

Health Care Providers & Services - 3.44%
Cardinal Health, Inc.	16,729	799,814
Encompass Health Corp.	20,812	1,322,811
Fresenius Medical Care AG & Co. KGaA, ADR	36,600	1,216,218
McKesson Corp.	8,159	1,696,093
Universal Health Services, Inc., Class B	15,964	1,981,132

		7,016,068

Pharmaceuticals - 0.83%
Perrigo Co. PLC	37,286	1,683,463

Total Health Care		14,169,490

Industrials - 16.86%

Aerospace & Defense - 2.26%
BWX Technologies, Inc.	35,876	2,035,604
L3Harris Technologies, Inc.	7,280	1,678,331
TransDigm Group, Inc.B	1,447	902,668

		4,616,603

Airlines - 0.24%
Alaska Air Group, Inc.B	9,105	480,744

Building Products - 2.33%
Carlisle Cos., Inc.	8,372	1,866,286
JELD-WEN Holding, Inc.B	79,999	2,192,773
Owens Corning	7,455	696,371

		4,755,430

Commercial Services & Supplies - 0.98%
Republic Services, Inc.	14,824	1,995,310

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.01% (continued)

Industrials - 16.86% (continued)

Construction & Engineering - 1.45%
AECOMB	26,530	$1,813,856
MasTec, Inc.A B	12,780	1,139,082

		2,952,938

Electrical Equipment - 1.83%
Mirion Technologies, Inc.A B	165,377	1,751,342
Vertiv Holdings Co.	76,717	1,970,093

		3,721,435

Machinery - 4.46%
Dover Corp.	12,109	2,047,390
Fortive Corp.	13,650	1,033,442
Stanley Black & Decker, Inc.	9,610	1,727,205
Terex Corp.	41,810	1,873,088
Westinghouse Air Brake Technologies Corp.	26,467	2,401,351

		9,082,476

Professional Services - 0.68%
Alight, Inc., Class AB	63,166	687,246
Jacobs Engineering Group, Inc.	5,034	706,874

		1,394,120

Road & Rail - 1.20%
JB Hunt Transport Services, Inc.	9,130	1,800,345
Ryder System, Inc.	7,548	641,202

		2,441,547

Trading Companies & Distributors - 1.43%
AerCap Holdings NVB	49,411	2,917,226

Total Industrials		34,357,829

Information Technology - 3.55%

Electronic Equipment, Instruments & Components - 1.12%
Avnet, Inc.	59,920	2,283,551

IT Services - 0.81%
Cognizant Technology Solutions Corp., Class A	21,092	1,647,074

Semiconductors & Semiconductor Equipment - 0.80%
Microchip Technology, Inc.	22,018	1,631,314

Software - 0.18%
SS&C Technologies Holdings, Inc.	4,526	359,681

Technology Hardware, Storage & Peripherals - 0.64%
Hewlett Packard Enterprise Co.	89,655	1,313,446

Total Information Technology		7,235,066

Materials - 8.03%

Chemicals - 6.51%
Axalta Coating Systems Ltd.B	68,889	2,148,648
Corteva, Inc.	23,995	1,035,384
Dow, Inc.	29,456	1,648,652

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 98.01% (continued)

Materials - 8.03% (continued)

Chemicals - 6.51% (continued)
Eastman Chemical Co.	10,194	$1,060,482
Element Solutions, Inc.	135,261	3,071,777
International Flavors & Fragrances, Inc.	13,811	2,036,432
Olin Corp.	39,880	2,272,363

		13,273,738

Containers & Packaging - 0.92%
Sealed Air Corp.	31,461	1,866,267

Metals & Mining - 0.60%
Arconic Corp.B	41,667	1,225,843

Total Materials		16,365,848

Real Estate - 4.45%

Equity Real Estate Investment Trusts (REITs) - 4.05%
American Campus Communities, Inc.	19,724	1,059,573
AvalonBay Communities, Inc.	4,332	1,025,298
Lamar Advertising Co., Class A	10,141	1,147,961
MGM Growth Properties LLC, Class A	75,512	2,973,663
STAG Industrial, Inc.	23,899	1,040,324
VICI Properties, Inc.A	34,627	1,016,302

		8,263,121

Real Estate Management & Development - 0.40%
Howard Hughes Corp.B	9,290	809,437

Total Real Estate		9,072,558

Utilities - 5.74%

Electric Utilities - 4.25%
Edison International	39,645	2,494,860
Entergy Corp.	19,539	2,012,908
Evergy, Inc.	27,903	1,778,816
NRG Energy, Inc.	59,414	2,370,025

		8,656,609

Gas Utilities - 0.55%
UGI Corp.	25,932	1,125,708

Multi-Utilities - 0.94%
CenterPoint Energy, Inc.	73,608	1,916,752

Total Utilities		11,699,069

Total Common Stocks (Cost $137,941,340)		199,716,717

SHORT-TERM INVESTMENTS - 2.61% (Cost $5,317,283)

Investment Companies - 2.61%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	5,317,283	5,317,283

SECURITIES LENDING COLLATERAL - 0.33% (Cost $671,946)

Investment Companies - 0.33%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	671,946	671,946

TOTAL INVESTMENTS - 100.95% (Cost $143,930,569)		205,705,946
LIABILITIES, NET OF OTHER ASSETS - (0.95%)		(1,928,850)

TOTAL NET ASSETS - 100.00%		$203,777,096

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2021

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2021 (Note 9).

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

PLC - Public Limited Company.

Long Futures Contracts Open on October 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 E-Mini Index	18	December 2021	$4,939,572	$5,020,920	$81,348

			$4,939,572	$5,020,920	$81,348

Index Abbreviations:
S&P MidCap 400	Standard & Poor’s Midcap 400 Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2021, the investments were classified as described below:

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$199,716,717	$-	$-	$199,716,717
Short-Term Investments	5,317,283	-	-	5,317,283
Securities Lending Collateral	671,946	-	-	671,946

Total Investments in Securities - Assets	$205,705,946	$-	$-	$205,705,946

Financial Derivative Instruments - Assets
Futures Contracts	$81,348	$-	$-	$81,348

Total Financial Derivative Instruments - Assets	$81,348	$-	$-	$81,348

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2021

	Balanced Fund	Mid-Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value† §	$184,065,687	$199,716,717
Investments in affiliated securities, at fair value‡	4,626,652	5,989,229
Cash collateral held at broker for futures contracts	213,000	203,000
Dividends and interest receivable	481,884	71,240
Receivable for investments sold	1,102,103	1,418,946
Receivable for fund shares sold	16,301	152,601
Receivable for tax reclaims	1,969	–
Receivable for expense reimbursement (Note 2)	–	86,760
Receivable for variation margin on open futures contracts (Note 5)	172,622	81,359
Prepaid expenses	33,065	31,046

Total assets	190,713,283	207,750,898

Liabilities:
Payable for investments purchased	1,004,236	1,339,416
Payable for fund shares redeemed	105,344	1,592,415
Cash due to broker for futures contracts	165,532	80,718
Management and sub-advisory fees payable (Note 2)	143,677	143,073
Service fees payable (Note 2)	33,178	21,540
Transfer agent fees payable (Note 2)	7,267	8,086
Payable upon return of securities loaned (Note 9)§	572,921	671,946
Custody and fund accounting fees payable	29,820	28,019
Professional fees payable	55,942	58,797
Trustee fees payable (Note 2)	993	1,084
Payable for prospectus and shareholder reports	11,876	17,524
Other liabilities	4,058	11,184

Total liabilities	2,134,844	3,973,802

Net assets	$188,578,439	$203,777,096

Analysis of net assets:
Paid-in-capital	$137,968,229	$127,782,959
Total distributable earnings (deficits)A	50,610,210	75,994,137

Net assets	$188,578,439	$203,777,096

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2021

	Balanced Fund	Mid-Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	1,340,278	3,652,514

Y Class	2,393,389	2,470,355

Investor Class	5,939,068	2,894,308

Advisor Class	135,987	32,960

A Class	973,076	182,431

C Class	1,638,042	126,185

R6 Class	N/A	613,140

Net assets:
R5 Class	$22,687,613	$74,512,300

Y Class	$40,858,765	$49,952,999

Investor Class	$85,251,213	$60,065,449

Advisor Class	$2,120,450	$656,892

A Class	$13,922,687	$3,639,123

C Class	$23,737,711	$2,417,639

R6 Class	N/A	$12,532,694

Net asset value, offering and redemption price per share:
R5 Class	$16.93	$20.40

Y Class	$17.07	$20.22

Investor Class	$14.35	$20.75

Advisor Class	$15.59	$19.93

A Class	$14.31	$19.95

A Class (offering price)	$15.18	$21.17

C Class	$14.49	$19.16

R6 Class	N/A	$20.44

† Cost of investments in unaffiliated securities	$147,086,360	$137,941,340
‡ Cost of investments in affiliated securities	$4,626,652	$5,989,229
§ Fair value of securities on loan	$3,900,043	$2,899,350

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2021

	Balanced Fund	Mid-Cap Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$2,227,140	$4,320,572	A
Dividend income from affiliated securities (Note 2)	467	746
Interest income (net of foreign taxes)	1,639,998	–
Income derived from securities lending (Note 9)	20,294	7,501

Total investment income	3,887,899	4,328,819

Expenses:
Management and sub-advisory fees (Note 2)	960,603	1,891,184
Transfer agent fees:
R5 Class (Note 2)	5,575	24,069
Y Class (Note 2)	39,369	52,338
Investor Class	7,091	4,602
Advisor Class	216	1,467
A Class	669	561
C Class	1,487	954
R6 Class	–	455
Custody and fund accounting fees	59,623	57,934
Professional fees	93,499	192,218
Registration fees and expenses	81,537	94,407
Service fees (Note 2):
Investor Class	255,866	233,730
Advisor Class	4,618	1,996
A Class	11,684	5,274
C Class	18,636	2,963
Distribution fees (Note 2):
Advisor Class	5,173	2,141
A Class	31,913	9,570
C Class	259,316	29,688
Prospectus and shareholder report expenses	29,984	37,275
Trustee fees (Note 2)	12,591	15,061
Loan expense (Note 10)	927	1,856
Other expenses	31,848	45,548

Total expenses	1,912,225	2,705,291

Net fees waived and expenses (reimbursed) / recouped (Note 2)	–	(342,190)

Net expenses	1,912,225	2,363,101

Net investment income	1,975,674	1,965,718

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	13,253,473	47,545,654
Commission recapture (Note 1)	–	16,284
Foreign currency transactions	–	(8)
Futures contracts	1,298,422	3,580,590
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	36,225,712	64,223,874
Futures contracts	299,343	76,327

Net gain from investments	51,076,950	115,442,721

Net increase in net assets resulting from operations	$53,052,624	$117,408,439

† Foreign taxes	$15,296	$3,405

A Includes significant dividends from one issuer of $453,636.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$1,975,674	$3,018,158	$1,965,718	$4,721,907
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions and futures contracts	14,551,895	20,492,813	51,142,520	(10,993,331)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	36,525,055	(33,734,462)	64,300,201	(54,393,925)

Net increase (decrease) in net assets resulting from operations	53,052,624	(10,223,491)	117,408,439	(60,665,349)

Distributions to shareholders:
Total retained earnings:
R5 Class	(2,868,929)	(3,590,716)	(1,595,645)	(2,382,518)
Y Class	(5,530,045)	(5,090,722)	(883,163)	(1,359,606)
Investor Class	(10,889,450)	(8,793,706)	(515,548)	(3,045,660)
Advisor Class	(246,705)	(184,147)	(19,048)	(37,713)
A Class	(1,705,799)	(1,532,023)	(60,706)	(36,488)
C Class	(3,318,336)	(2,715,840)	(26,795)	(26,609)
R6 Class	–	–	(218,896)	(57,137)

Net distributions to shareholders	(24,559,264)	(21,907,154)	(3,319,801)	(6,945,731)

Capital share transactions (Note 11):
Proceeds from sales of shares	41,247,243	38,024,184	55,028,276	73,144,682
Reinvestment of dividends and distributions	23,515,594	21,072,153	3,286,217	6,914,103
Cost of shares redeemed	(77,566,519)	(112,808,124)	(257,462,469)	(219,732,201)

Net (decrease) in net assets from capital share transactions	(12,803,682)	(53,711,787)	(199,147,976)	(139,673,416)

Net increase (decrease) in net assets	15,689,678	(85,842,432)	(85,059,338)	(207,284,496)

Net assets:
Beginning of year	172,888,761	258,731,193	288,836,434	496,120,930

End of year	$188,578,439	$172,888,761	$203,777,096	$288,836,434

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of October 31, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Funds’ custodian. Reconciliations are performed between custody and accounting systems to help ensure reclaim accruals are in line. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

The Balanced Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a quarterly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Mid-Cap Value Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC and Hotchkis and Wiley Capital Management, LLC for the Balanced Fund. In addition, the Manager manages a portion of the Balanced Fund pursuant to the Management Agreement. The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Pzena Investment Management, LLC; and WEDGE Capital Management, LLP for the Mid-Cap Value Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets.

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2021 were as follows:

Balanced Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$659,962
Sub-Advisor Fees	0.17%	300,641

Total	0.52%	$960,603

Mid-Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$783,446
Sub-Advisor Fees	0.48%	1,107,738

Total	0.83%	$1,891,184

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended October 31, 2021, the Manager received securities lending fees of $2,237 and $930 for the securities lending activities of Balanced Fund and Mid-Cap Value Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, Advisor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Balanced	$42,229
Mid-Cap Value	66,929

As of October 31, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Balanced	$5,202
Mid-Cap Value	5,329

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with an October 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2021 Fair Value
U.S. Government Money Market Select Fund	Direct	Balanced	$4,053,731	$-	$-	$467	$4,053,731
U.S. Government Money Market Select Fund	Securities Lending	Balanced	572,921	-	-	N/A	572,921
U.S. Government Money Market Select Fund	Direct	Mid-Cap Value	5,317,283	-	-	746	5,317,283
U.S. Government Money Market Select Fund	Securities Lending	Mid-Cap Value	671,946	-	-	N/A	671,946

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2021, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Balanced	$6,053	$230	$6,283
Mid-Cap Value	9,139	223	9,362

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2021, the Balanced Fund did not utilize the credit facility and the Mid-Cap Value Fund borrowed $10,232,971 for 1 day at an interest rate of 0.83% with interest charges of $233. This amount is recorded as “Other expenses” in the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Mid-Cap Value Fund, through February 28, 2022 to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended October 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/11/2020 - 2/28/2021	3/1/2021 - 10/31/2021	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Mid-Cap Value	R5	N/A	0.91%	$107,368	$-	2023-2024
Mid-Cap Value	Y	N/A	0.99%	67,180	-	2023-2024
Mid-Cap Value	Investor	N/A	1.17%	136,113	-	2023-2024
Mid-Cap Value	Advisor	N/A	1.49%	1,209	-	2023-2024
Mid-Cap Value	A	N/A	1.26%	5,704	-	2023-2024
Mid-Cap Value	C	N/A	2.01%	3,846	-	2023-2024
Mid-Cap Value	R6	0.87%	0.90%	20,770	-	2023-2024

Of the above amounts, $86,760 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at October 31, 2021 for the Mid-Cap Value Fund.

During the year ended October 31, 2021, there were no reimbursed or recouped expenses for the Balanced Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover		Expired Expense Carryover	Expiration of Reimbursed Expenses
Mid-Cap Value	$-	$6,931	*	$-	2022-2023

* Amount related to R6 Class

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2021, RID collected $2,699 and $74 for Balanced Fund and Mid-Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2021, there were no CDSC fees collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2021, CDSC fees of $485 and $591 were collected for the Class C Shares of Balanced Fund and Mid-Cap Value Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of a Fund’s shares is based on its net asset value (“NAV”) per share. A Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

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Notes to Financial Statements

October 31, 2021

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not

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Notes to Financial Statements

October 31, 2021

obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities (“ABS”)

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Balanced Fund is permitted to invest in ABS, subject to a Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may

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Notes to Financial Statements

October 31, 2021

result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

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Notes to Financial Statements

October 31, 2021

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended October 31, 2021 are disclosed in the Notes to the Schedules of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain

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Notes to Financial Statements

October 31, 2021

other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Funds may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Funds invest in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount a Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate or invest in mortgages secured by loans on such real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a fund.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency

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October 31, 2021

obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Balanced Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2021, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2021
Balanced	21
Mid-Cap Value	28

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Notes to Financial Statements

October 31, 2021

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Balanced Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$172,624	$172,624

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$1,298,422	$1,298,422

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$299,343	$299,343

Mid-Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$81,348	$81,348

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$3,580,590	$3,580,590

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$76,327	$76,327

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts

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October 31, 2021

of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2021.

Balanced Fund

Offsetting of Financial and Derivative Assets as of October 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$172,624	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$172,624	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(172,624)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$572,921	$-	-	$-	$572,921

Total Borrowings	$572,921	$-	$-	$-	$572,921

Gross amount of recognized liabilities for securities lending transactions					$572,921

Mid-Cap Value Fund

Offsetting of Financial and Derivative Assets as of October 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$81,348	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$81,348	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(81,348)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$671,946	$-	-	$-	$671,946

Total Borrowings	$671,946	$-	$-	$-	$671,946

Gross amount of recognized liabilities for securities lending transactions					$671,946

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are

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Notes to Financial Statements

October 31, 2021

motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Extremely low or negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

LIBOR Risk

These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Arrangements are underway to phrase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Liquidity Risk

A Fund is susceptible to the risk that certain investments held by a Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. A Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force a Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’ performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment risk, extension risk, callable securities risk, and valuation risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Multiple Sub-Advisor Risk

The Manager may allocate the Funds’ assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Funds’ assets. To a significant extent, the Funds’ performance will depend on the success of the Manager in allocating the Funds’ assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Funds independently from another sub-advisor, the same security may be held in different portions of the Funds, or may be acquired for one portion of the Funds at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Funds’ holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Funds. Because each sub-advisor directs the trading for its own portion of the Funds, and does not aggregate its transactions with those of the other sub-advisors, the Funds may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Funds’ assets among the Funds’ sub-advisors in a manner that it believes is consistent with achieving the Funds’ investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Funds’ assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default and delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to a Fund for investment would be reduced.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Funds invest in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

In addition, when a Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if a Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The businesses that constitute a sector may all react the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors do not perform as expected. The lack of exposure to one or more sectors may adversely affect performance. As a Fund’s portfolio changes over time, a Fund’s exposure to a particular sector may become higher or lower.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

The tax character of distributions paid were as follows:

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$407,719	$1,018,446	$1,595,645	$2,382,518
Y Class	708,204	1,571,770	883,163	1,359,606
Investor Class	1,539,331	2,602,441	515,548	3,045,660
Advisor Class	31,060	56,832	19,048	37,713
A Class	238,998	467,213	60,706	36,488
C Class	254,504	735,885	26,795	26,609
R6 Class	-	-	218,896	57,137
Long-term capital gains
R5 Class	2,461,210	2,572,270	-	-
Y Class	4,821,841	3,518,952	-	-
Investor Class	9,350,119	6,191,265	-	-
Advisor Class	215,645	127,315	-	-
A Class	1,466,801	1,064,810	-	-
C Class	3,063,832	1,979,955	-	-
R6 Class	-	-	-	-

Total distributions paid	$24,559,264	$21,907,154	$3,319,801	$6,945,731

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced	$154,623,001	$36,670,920	$(2,601,582)	$34,069,338
Mid-Cap Value	148,262,939	61,246,892	(3,803,885)	57,443,007

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Balanced	$34,069,338	$5,186,196	$11,354,676	$-	$-	$50,610,210
Mid-Cap Value	57,443,007	771,097	17,780,033	-	-	75,994,137

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, reclassifications of income from investments in real estate investment securities, book amortization of premiums, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. The Funds had no permanent differences as of October 31, 2021.

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

The Mid-Cap Value Fund utilized $24,193,808 short-term and $4,636,872 long-term capital loss carryforwards and did not have any remaining capital loss carryforwards as of October 31, 2021.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Balanced	$48,674,843	$17,448,393	$84,395,462	$10,347,703
Mid-Cap Value	64,844,364	-	253,788,909	-

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2021 were as follows:

Fund	Type of Transaction	October 31, 2020 Shares/Fair Value	Purchases	Sales	October 31, 2021 Shares/Fair Value
Balanced	Direct	$3,476,667	$86,532,947	$85,955,883	$4,053,731
Balanced	Securities Lending	-	6,810,317	6,237,396	572,921
Mid-Cap Value	Direct	10,068,703	271,624,262	276,375,682	5,317,283
Mid-Cap Value	Securities Lending	-	13,001,334	12,329,388	671,946

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Balanced	$3,900,043	$572,921	$3,456,861	$4,029,782
Mid-Cap Value	2,899,350	671,946	2,359,975	3,031,921

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Funds’ Committed Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Funds’ Uncommitted Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2021, the Funds did not utilize this facility.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	120,721	$1,931,788	720,836	$10,869,956
Reinvestment of dividends	193,779	2,855,565	231,222	3,577,398
Shares redeemed	(540,429)	(8,429,094)	(2,234,516)	(34,374,196)

Net (decrease) in shares outstanding	(225,929)	$(3,641,741)	(1,282,458)	$(19,926,842)

	Y Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	941,367	$15,550,576	694,721	$10,316,369
Reinvestment of dividends	332,973	4,939,228	298,946	4,637,904
Shares redeemed	(1,893,140)	(30,069,383)	(1,803,400)	(25,905,317)

Net (decrease) in shares outstanding	(618,800)	$(9,579,579)	(809,733)	$(10,951,044)

	Investor Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	1,413,967	$19,561,973	923,920	$11,824,522
Reinvestment of dividends	851,015	10,672,318	641,609	8,601,456
Shares redeemed	(1,820,132)	(24,764,742)	(2,760,850)	(35,445,519)

Net increase (decrease) in shares outstanding	444,850	$5,469,549	(1,195,321)	$(15,019,541)

	Advisor Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	10,067	$147,698	22,115	$314,694
Reinvestment of dividends	18,158	246,705	12,577	180,473
Shares redeemed	(24,084)	(357,831)	(296,651)	(4,511,571)

Net increase (decrease) in shares outstanding	4,141	$36,572	(261,959)	$(4,016,404)

	A Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	237,914	$3,301,777	164,986	$2,093,500
Reinvestment of dividends	122,623	1,533,096	110,056	1,470,053
Shares redeemed	(425,388)	(5,764,728)	(369,930)	(4,745,607)

Net (decrease) in shares outstanding	(64,851)	$(929,855)	(94,888)	$(1,182,054)

	C Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	53,546	$753,431	207,575	$2,605,143
Reinvestment of dividends	259,684	3,268,682	191,599	2,604,869
Shares redeemed	(587,209)	(8,180,741)	(617,259)	(7,825,914)

Net (decrease) in shares outstanding	(273,979)	$(4,158,628)	(218,085)	$(2,615,902)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

	R5 Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,246,663	$23,276,443	1,887,260	$23,300,801
Reinvestment of dividends	98,960	1,574,461	146,744	2,365,592
Shares redeemed	(3,195,796)	(57,118,702)	(7,448,022)	(100,146,293)

Net (decrease) in shares outstanding	(1,850,173)	$(32,267,798)	(5,414,018)	$(74,479,900)

	Y Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	545,635	$10,603,550	1,035,791	$11,573,165
Reinvestment of dividends	55,418	874,492	84,354	1,348,865
Shares redeemed	(1,867,296)	(32,744,203)	(2,933,125)	(36,543,666)

Net (decrease) in shares outstanding	(1,266,243)	$(21,266,161)	(1,812,980)	$(23,621,636)

	Investor Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	606,863	$11,174,025	1,905,185	$23,857,782
Reinvestment of dividends	31,633	513,090	186,420	3,042,503
Shares redeemed	(9,173,222)	(153,379,178)	(5,424,561)	(70,707,388)

Net (decrease) in shares outstanding	(8,534,726)	$(141,692,063)	(3,332,956)	$(43,807,103)

	Advisor Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	6,162	$106,606	48,344	$648,990
Reinvestment of dividends	1,219	19,048	2,384	37,713
Shares redeemed	(71,189)	(1,204,065)	(164,068)	(2,191,914)

Net (decrease) in shares outstanding	(63,808)	$(1,078,411)	(113,340)	$(1,505,211)

	A Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	84,871	$1,533,868	64,954	$824,817
Reinvestment of dividends	3,860	60,258	2,289	36,239
Shares redeemed	(120,724)	(2,259,422)	(102,155)	(1,300,626)

Net (decrease) in shares outstanding	(31,993)	$(665,296)	(34,912)	$(439,570)

	C Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	14,141	$263,317	13,300	$166,142
Reinvestment of dividends	1,721	25,972	1,704	26,053
Shares redeemed	(126,341)	(2,156,797)	(78,574)	(923,215)

Net (decrease) in shares outstanding	(110,479)	$(1,867,508)	(63,570)	$(731,020)

	R6 Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	430,455	$8,070,467	1,135,634	$12,772,985
Reinvestment of dividends	13,733	218,896	3,542	57,138
Shares redeemed	(454,750)	(8,600,102)	(661,613)	(7,919,099)

Net increase (decrease) in shares outstanding	(10,562)	$(310,739)	477,563	$4,911,024

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2021	2020B	2019	2018	2017

Net asset value, beginning of period	$14.35	$16.36	$16.20	$17.30	$15.26

Income (loss) from investment operations:
Net investment income	0.19	0.20	0.31	0.28	0.36
Net gains (losses) on investments (both realized and unrealized)	4.34	(0.80)	1.23	(0.10)	2.04

Total income (loss) from investment operations	4.53	(0.60)	1.54	0.18	2.40

Less distributions:
Dividends from net investment income	(0.30)	(0.24)	(0.26)	(0.48)	(0.36)
Distributions from net realized gains	(1.65)	(1.17)	(1.12)	(0.80)	-

Total distributions	(1.95)	(1.41)	(1.38)	(1.28)	(0.36)

Net asset value, end of period	$16.93	$14.35	$16.36	$16.20	$17.30

Total returnC	33.80%	(4.14)%	10.89%	0.84%	15.82%

Ratios and supplemental data:
Net assets, end of period	$22,687,613	$22,476,942	$46,593,155	$60,191,704	$88,015,702
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.70%	0.88%	0.66%	0.62%	0.59%
Expenses, net of reimbursements and/or recoupments	0.70%	0.88%	0.66%	0.62%	0.59%
Net investment income, before expense reimbursements and/or recoupments	1.37%	1.82%	2.24%	1.95%	1.80%
Net investment income, net of reimbursements and/or recoupments	1.37%	1.82%	2.24%	1.95%	1.80%
Portfolio turnover rate	37%	82%	68%	28%	32%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2021	2020A	2019	2018	2017

Net asset value, beginning of period	$14.46	$16.47	$16.31	$17.39	$15.30

Income (loss) from investment operations:
Net investment income	0.20	0.25	0.33	0.35	0.24
Net gains (losses) on investments (both realized and unrealized)	4.35	(0.86)	1.20	(0.16)	2.20

Total income (loss) from investment operations	4.55	(0.61)	1.53	0.19	2.44

Less distributions:
Dividends from net investment income	(0.29)	(0.23)	(0.25)	(0.47)	(0.35)
Distributions from net realized gains	(1.65)	(1.17)	(1.12)	(0.80)	-

Total distributions	(1.94)	(1.40)	(1.37)	(1.27)	(0.35)

Net asset value, end of period	$17.07	$14.46	$16.47	$16.31	$17.39

Total returnB	33.66%	(4.17)%	10.75%	0.88%	16.05%

Ratios and supplemental data:
Net assets, end of period	$40,858,765	$43,550,846	$62,956,422	$71,296,735	$64,926,394
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.77%	0.96%	0.74%	0.70%	0.68%
Expenses, net of reimbursements and/or recoupments	0.77%	0.96%	0.74%	0.70%	0.68%
Net investment income, before expense reimbursements and/or recoupments	1.31%	1.71%	2.15%	1.86%	1.67%
Net investment income, net of reimbursements and/or recoupments	1.31%	1.71%	2.15%	1.86%	1.67%
Portfolio turnover rate	37%	82%	68%	28%	32%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2021	2020A	2019	2018	2017

Net asset value, beginning of period	$12.43	$14.36	$14.41	$15.51	$13.71

Income (loss) from investment operations:
Net investment income	0.22	0.03	0.18	0.20	0.15
Net gains (losses) on investments (both realized and unrealized)	3.61	(0.58)	1.11	(0.07)	1.96

Total income (loss) from investment operations	3.83	(0.55)	1.29	0.13	2.11

Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.22)	(0.43)	(0.31)
Distributions from net realized gains	(1.65)	(1.17)	(1.12)	(0.80)	-

Total distributions	(1.91)	(1.38)	(1.34)	(1.23)	(0.31)

Net asset value, end of period	$14.35	$12.43	$14.36	$14.41	$15.51

Total returnB	33.32%	(4.41)%	10.50%	0.62%	15.52%

Ratios and supplemental data:
Net assets, end of period	$85,251,213	$68,284,615	$96,065,263	$107,677,984	$124,143,894
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.99%	1.20%	0.97%	0.95%	0.89%
Expenses, net of reimbursements and/or recoupments	0.99%	1.20%	0.97%	0.95%	0.89%
Net investment income, before expense reimbursements and/or recoupments	1.07%	1.47%	1.92%	1.62%	1.48%
Net investment income, net of reimbursements and/or recoupments	1.07%	1.47%	1.92%	1.62%	1.48%
Portfolio turnover rate	37%	82%	68%	28%	32%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2021	2020A		2019	2018	2017

Net asset value, beginning of period	$13.35	$15.34		$15.29	$16.38	$14.46

Income (loss) from investment operations:
Net investment income	0.15	0.18	B	0.26	0.16	0.21
Net gains (losses) on investments (both realized and unrealized)	3.97	(0.81)		1.11	(0.06)	1.99

Total income (loss) from investment operations	4.12	(0.63)		1.37	0.10	2.20

Less distributions:
Dividends from net investment income	(0.23)	(0.19)		(0.20)	(0.39)	(0.28)
Distributions from net realized gains	(1.65)	(1.17)		(1.12)	(0.80)	-

Total distributions	(1.88)	(1.36)		(1.32)	(1.19)	(0.28)

Net asset value, end of period	$15.59	$13.35		$15.34	$15.29	$16.38

Total returnC	33.17%	(4.65)%		10.41%	0.42%	15.31%

Ratios and supplemental data:
Net assets, end of period	$2,120,450	$1,760,622		$6,039,168	$6,174,284	$10,944,675
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.16%	1.36%		1.14%	1.12%	1.08%
Expenses, net of reimbursements and/or recoupments	1.16%	1.36%		1.14%	1.12%	1.08%
Net investment income, before expense reimbursements and/or recoupments	0.91%	1.29%		1.76%	1.45%	1.29%
Net investment income, net of reimbursements and/or recoupments	0.91%	1.29%		1.76%	1.45%	1.29%
Portfolio turnover rate	37%	82%		68%	28%	32%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2021	2020A	2019		2018	2017

Net asset value, beginning of period	$12.39	$14.33	$14.38		$15.48	$13.69

Income (loss) from investment operations:
Net investment income	0.11	0.15	0.22		0.22	0.16
Net gains (losses) on investments (both realized and unrealized)	3.71	(0.71)	1.07		(0.07)	1.93

Total income (loss) from investment operations	3.82	(0.56)	1.29		0.15	2.09

Less distributions:
Dividends from net investment income	(0.25)	(0.21)	(0.22)		(0.45)	(0.30)
Distributions from net realized gains	(1.65)	(1.17)	(1.12)		(0.80)	-

Total distributions	(1.90)	(1.38)	(1.34)		(1.25)	(0.30)

Net asset value, end of period	$14.31	$12.39	$14.33		$14.38	$15.48

Total returnB	33.39%	(4.49)%	10.54%		0.73%	15.36%

Ratios and supplemental data:
Net assets, end of period	$13,922,687	$12,863,938	$16,228,685		$18,121,273	$21,934,880
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.02%	1.21%	1.01%		0.91%	0.99%
Expenses, net of reimbursements and/or recoupments	1.02%	1.21%	1.01	%C	0.83%	0.99%
Net investment income, before expense reimbursements and/or recoupments	1.04%	1.46%	1.88%		1.66%	1.39%
Net investment income, net of reimbursements and/or recoupments	1.04%	1.46%	1.88%		1.74%	1.39%
Portfolio turnover rate	37%	82%	68%		28%	32%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2021		2020A	2019		2018	2017

Net asset value, beginning of period	$12.53		$14.48	$14.55		$15.64	$13.83

Income (loss) from investment operations:
Net investment income	0.04	B	0.05	0.10		0.13	0.08
Net gains (losses) on investments (both realized and unrealized)	3.72		(0.70)	1.09		(0.09)	1.92

Total income (loss) from investment operations	3.76		(0.65)	1.19		0.04	2.00

Less distributions:
Dividends from net investment income	(0.15)		(0.13)	(0.14)		(0.33)	(0.19)
Distributions from net realized gains	(1.65)		(1.17)	(1.12)		(0.80)	-

Total distributions	(1.80)		(1.30)	(1.26)		(1.13)	(0.19)

Net asset value, end of period	$14.49		$12.53	$14.48		$14.55	$15.64

Total returnC	32.32%		(5.09)%	9.63%		0.04%	14.50%

Ratios and supplemental data:
Net assets, end of period	$23,737,711		$23,951,798	$30,848,500		$36,046,543	$42,575,983
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.75%		1.95%	1.76%		1.66%	1.73%
Expenses, net of reimbursements and/or recoupments	1.75%		1.95%	1.76	%D	1.54%	1.73%
Net investment income, before expense reimbursements and/or recoupments	0.32%		0.72%	1.13%		0.91%	0.63%
Net investment income, net of reimbursements and/or recoupments	0.32%		0.72%	1.13%		1.02%	0.63%
Portfolio turnover rate	37%		82%	68%		28%	32%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$13.19		$15.41	$15.52	$17.25	$14.03

Income (loss) from investment operations:
Net investment income	0.23	B	0.33	0.25	0.21	0.16
Net gains (losses) on investments (both realized and unrealized)	7.29		(2.29)	0.65	(1.34)	3.28

Total income (loss) from investment operations	7.52		(1.96)	0.90	(1.13)	3.44

Less distributions:
Dividends from net investment income	(0.31)		(0.26)	(0.22)	(0.16)	(0.22)
Distributions from net realized gains	-		-	(0.79)	(0.44)	-

Total distributions	(0.31)		(0.26)	(1.01)	(0.60)	(0.22)

Net asset value, end of period	$20.40		$13.19	$15.41	$15.52	$17.25

Total returnC	57.68%		(13.03)%	7.08%	(6.89)%	24.71%

Ratios and supplemental data:
Net assets, end of period	$74,512,300		$72,565,048	$168,201,120	$248,752,034	$265,934,589
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.08%		0.95%	0.93%	0.85%	0.89%
Expenses, net of reimbursements and/or recoupments	0.94	%D	0.95%	0.93%	0.85%	0.89%
Net investment income, before expense reimbursements and/or recoupments	0.78	%B	1.45%	1.40%	1.19%	1.06%
Net investment income, net of reimbursements and/or recoupments	0.92	%B	1.45%	1.40%	1.19%	1.06%
Portfolio turnover rate	30%		35%	30%	34%	28%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes significant dividend payment from Qurate Retail Inc. amounting to $0.0381.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on February 28, 2021.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$13.07		$15.27	$15.39	$17.11	$13.92

Income (loss) from investment operations:
Net investment income	0.17	A	0.19	0.22	0.19	0.15
Net gains (losses) on investments (both realized and unrealized)	7.27		(2.14)	0.65	(1.32)	3.25

Total income (loss) from investment operations	7.44		(1.95)	0.87	(1.13)	3.40

Less distributions:
Dividends from net investment income	(0.29)		(0.25)	(0.20)	(0.15)	(0.21)
Distributions from net realized gains	-		-	(0.79)	(0.44)	-

Total distributions	(0.29)		(0.25)	(0.99)	(0.59)	(0.21)

Net asset value, end of period	$20.22		$13.07	$15.27	$15.39	$17.11

Total returnB	57.60%		(13.08)%	6.97%	(6.96)%	24.60%

Ratios and supplemental data:
Net assets, end of period	$49,952,999		$48,840,223	$84,763,978	$96,799,413	$100,190,167
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.15%		1.03%	0.98%	0.93%	0.97%
Expenses, net of reimbursements and/or recoupments	1.02	%C	1.03%	0.98%	0.93%	0.97%
Net investment income, before expense reimbursements and/or recoupments	0.71	%A	1.37%	1.36%	1.11%	0.98%
Net investment income, net of reimbursements and/or recoupments	0.84	%A	1.37%	1.36%	1.11%	0.98%
Portfolio turnover rate	30%		35%	30%	34%	28%

A	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0412.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on February 28, 2021.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$13.32		$15.56	$15.65	$17.40	$14.14

Income (loss) from investment operations:
Net investment income	0.48	A	0.17	0.18	0.16	0.14
Net gains (losses) on investments (both realized and unrealized)	7.11		(2.20)	0.69	(1.34)	3.31

Total income (loss) from investment operations	7.59		(2.03)	0.87	(1.18)	3.45

Less distributions:
Dividends from net investment income	(0.16)		(0.21)	(0.17)	(0.13)	(0.19)
Distributions from net realized gains	-		-	(0.79)	(0.44)	-

Total distributions	(0.16)		(0.21)	(0.96)	(0.57)	(0.19)

Net asset value, end of period	$20.75		$13.32	$15.56	$15.65	$17.40

Total returnB	57.34%		(13.30)%	6.79%	(7.13)%	24.52%

Ratios and supplemental data:
Net assets, end of period	$60,065,449		$152,245,804	$229,639,964	$379,123,913	$274,552,551
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.37%		1.21%	1.18%	1.12%	1.09%
Expenses, net of reimbursements and/or recoupments	1.18	%C	1.21%	1.18%	1.12%	1.09%
Net investment income, before expense reimbursements and/or recoupments	0.74	%A	1.19%	1.12%	0.92%	0.86%
Net investment income, net of reimbursements and/or recoupments	0.93	%A	1.19%	1.12%	0.92%	0.86%
Portfolio turnover rate	30%		35%	30%	34%	28%

A	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0322.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on February 28, 2021.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$12.88		$15.06	$15.17	$16.83	$13.69

Income (loss) from investment operations:
Net investment income	0.06	A B	0.16	0.15	0.10	0.10
Net gains (losses) on investments (both realized and unrealized)	7.19		(2.16)	0.66	(1.29)	3.18

Total income (loss) from investment operations	7.25		(2.00)	0.81	(1.19)	3.28

Less distributions:
Dividends from net investment income	(0.20)		(0.18)	(0.13)	(0.03)	(0.14)
Distributions from net realized gains	-		-	(0.79)	(0.44)	-

Total distributions	(0.20)		(0.18)	(0.92)	(0.47)	(0.14)

Net asset value, end of period	$19.93		$12.88	$15.06	$15.17	$16.83

Total returnC	56.71%		(13.51)%	6.50%	(7.38)%	24.10%

Ratios and supplemental data:
Net assets, end of period	$656,892		$1,245,906	$3,163,999	$3,597,339	$3,682,231
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.70%		1.53%	1.45%	1.39%	1.40%
Expenses, net of reimbursements and/or recoupments	1.55	%D	1.53%	1.45%	1.39%	1.40%
Net investment income, before expense reimbursements and/or recoupments	0.21	%A	0.92%	0.90%	0.64%	0.55%
Net investment income, net of reimbursements and/or recoupments	0.36	%A	0.92%	0.90%	0.64%	0.55%
Portfolio turnover rate	30%		35%	30%	34%	28%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0260.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on February 28, 2021.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$12.91		$15.03	$15.15	$16.84	$13.70

Income (loss) from investment operations:
Net investment income	0.16	A	0.23	0.49	0.18	0.13
Net gains (losses) on investments (both realized and unrealized)	7.14		(2.20)	0.32	(1.36)	3.18

Total income (loss) from investment operations	7.30		(1.97)	0.81	(1.18)	3.31

Less distributions:
Dividends from net investment income	(0.26)		(0.15)	(0.14)	(0.07)	(0.17)
Distributions from net realized gains	-		-	(0.79)	(0.44)	-

Total distributions	(0.26)		(0.15)	(0.93)	(0.51)	(0.17)

Net asset value, end of period	$19.95		$12.91	$15.03	$15.15	$16.84

Total returnB	57.15%		(13.31)%	6.57%	(7.32)%	24.26%

Ratios and supplemental data:
Net assets, end of period	$3,639,123		$2,767,845	$3,748,595	$12,080,510	$18,170,218
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.45%		1.30%	1.35%	1.25%	1.27%
Expenses, net of reimbursements and/or recoupments	1.30	%C	1.30%	1.35%	1.25%	1.27%
Net investment income, before expense reimbursements and/or recoupments	0.36	%A	1.09%	0.94%	0.78%	0.69%
Net investment income, net of reimbursements and/or recoupments	0.51	%A	1.09%	0.94%	0.78%	0.69%
Portfolio turnover rate	30%		35%	30%	34%	28%

A	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0380.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on February 28, 2021.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$12.39		$14.49	$14.60	$16.27	$13.26

Income (loss) from investment operations:
Net investment income (loss)	(0.27	)A	0.01	0.02	0.03	(0.03)
Net gains (losses) on investments (both realized and unrealized)	7.17		(2.02)	0.69	(1.26)	3.11

Total income (loss) from investment operations	6.90		(2.01)	0.71	(1.23)	3.08

Less distributions:
Dividends from net investment income	(0.13)		(0.09)	(0.03)	-	(0.07)
Distributions from net realized gains	-		-	(0.79)	(0.44)	-

Total distributions	(0.13)		(0.09)	(0.82)	(0.44)	(0.07)

Net asset value, end of period	$19.16		$12.39	$14.49	$14.60	$16.27

Total returnB	55.99%		(13.99)%	5.94%	(7.85)%	23.27%

Ratios and supplemental data:
Net assets, end of period	$2,417,639		$2,932,329	$4,349,946	$5,840,412	$6,520,983
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.17%		2.05%	2.02%	1.87%	2.04%
Expenses, net of reimbursements and/or recoupments	2.05	%C	2.05%	2.02%	1.87%	2.04%
Net investment income (loss), before expense reimbursements	(0.30	)%A	0.35%	0.32%	0.17%	(0.09)%
Net investment income (loss), net of reimbursements	(0.18	)%A	0.35%	0.32%	0.17%	(0.09)%
Portfolio turnover rate	30%		35%	30%	34%	28%

A	Net investment income includes significant dividend payment from Quarte Retail, Inc. amounting to $0.0368.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on February 28, 2021.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,				February 28, 2018A to October 31, 2018
	2021		2020	2019

Net asset value, beginning of period	$13.21		$15.42	$15.52	$16.94

Income from investment operations:
Net investment income	0.15	B	0.28	0.20	0.10
Net gains (losses) on investments (both realized and unrealized)	7.40		(2.23)	0.71	(1.52)

Total income (loss) from investment operations	7.55		(1.95)	0.91	(1.42)

Less distributions:
Dividends from net investment income	(0.32)		(0.26)	(0.22)	-
Distributions from net realized gains	-		-	(0.79)	-

Total distributions	(0.32)		(0.26)	(1.01)	-

Net asset value, end of period	$20.44		$13.21	$15.42	$15.52

Total returnC	57.80%		(12.93)%	7.15%	(8.38	)%D

Ratios and supplemental data:
Net assets, end of period	$12,532,694		$8,239,279	$2,253,328	$191,772
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.05%		0.96%	0.90%	3.09	%E
Expenses, net of reimbursements and/or recoupments	0.89	%F	0.87%	0.83%	0.88	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.74%		1.34%	1.51%	(0.88	)%E
Net investment income, net of reimbursements and/or recoupments	0.90%		1.43%	1.58%	1.32	%E
Portfolio turnover rate	30%		35%	30%	34	%D

A	Commencement of operations.
B	Net investment income includes significant dividend payment from Qurate Retail, Inc. amounting to $0.0467.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on February 28, 2021.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2021 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Balanced	69.57%
Mid-Cap Value	100.00%

Qualified Dividend Income:

Balanced	79.62%
Mid-Cap Value	100.00%

Long-Term Capital Gain Distributions:

Balanced	$21,379,448
Mid-Cap Value	-

Short-Term Capital Gain Distributions:

Balanced	$0
Mid-Cap Value	$0

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Balanced Fund (“Balanced Fund”) and the American Beacon Mid-Cap Value Fund (“Mid-Cap Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Balanced Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”); and

(3) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Mid-Cap Fund, and each of Barrow, Pzena Investment Management, LLC (“Pzena”) and WEDGE Capital Management, LLP (“WEDGE”).

Barrow, Hotchkis, Pzena and WEDGE are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisors. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisors for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund, relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the relevant Fund relative to the performance of a composite of comparable investment accounts managed by the subadvisor and the relevant Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to each Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

and regulatory requirements associated with managing the Funds. The Board also noted that, for all share classes of the Mid-Cap Fund, the Manager is waiving fees and/or reimbursing expenses

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for managing the portion of the Balanced Fund with respect to which the Manager has not delegated day-to day management to a subadvisor and for administering and overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by the subadvisors that each Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints for the subadvisory fee rate schedule. The Board considered that the current assets of the Balanced Fund allocated to Barrow did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoint and the current assets of the Mid-Cap Fund allocated to WEDGE and Barrow did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoints.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund, except for the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day management to a subadvisor. The Board considered that the Funds’ current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or a subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Funds’ custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the Balanced Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board noted that American Beacon Advisors, Inc. (“AmBeacon”) receives an additional fee under the Management Agreement for managing an allocation of the Balanced Fund. In considering the renewal of the Management Agreement with AmBeacon and the Investment Advisory Agreements with Barrow, Hotchkis and AmBeacon, the Board considered that the diversification of investment strategies facilitated by the Balanced Fund’s multi-manager structure permits the Balanced Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2020)

Barrow	5 Years	4	th Quintile
Hotchkis*	5 Years	3	rd Quintile
AmBeacon**	5 Years	3	rd Quintile

* Hotchkis equity value-only return compared to the Broadridge large cap value Performance Universe

** AmBeacon bond-only return compared to Broadridge core bond Performance Universe

The Board also considered: (1) that the Funds included in the Broadridge Performance Universe are managed pursuant to a variety of investment styles, and the Balanced Fund may underperform when a value investment style is out of favor; (2) the Manager and Barrow invest the Balanced Fund’s fixed income portfolio exclusively in investment grade debt securities while the funds in the Broadridge Performance Universe may invest in high yield debt securities; (3) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy or strategies as the subadvisor manages its allocation of the Balanced Fund; (4) that the Balanced Fund’s management fee and gross expense ratio for all share classes for its prior fiscal year included expenses that were not expected to recur in future years; (5) the recent termination of a prior subadvisor, and the reallocation of assets among the Balanced Fund’s remaining subadvisors; and (6) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Balanced Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

In considering the renewal of the Management Agreement for the Mid-Cap Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	4th Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Pzena and WEDGE, the Board considered that the diversification of investment strategies facilitated by the Mid-Cap Fund’s multi-manager

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

structure permits the Mid-Cap Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2020)

Barrow	5 Years	3	rd Quintile
Pzena	5 Years	1	st Quintile
WEDGE	5 Years	4	th Quintile

The Board also considered: (1) the Manager’s representation that the Mid-Cap Fund’s Broadridge Expense Group and Expense Universe are comprised principally of single-manager funds, which typically reach breakpoints in their subadvisory fee schedules sooner than multi-manager funds that pay their subadvisors directly; (2) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Mid-Cap Fund; (3) discussions regarding potential future options for enhancing the Fund’s performance; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Mid-Cap Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Mid-Cap Fund pending any potential changes to enhance the Fund’s performance, as noted above.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990–2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019–Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

October 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/21

American Beacon®
FUNDS

2021 ANNUAL REPORT

October 31, 2021

GARCIA HAMILTON QUALITY BOND FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Garcia 1021

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GARCIA HAMILTON QUALITY BOND FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

This may contain information obtained from third parties, including ratings from credit rating agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.

Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Bond Market Overview

October 31, 2021 (Unaudited)

In the U.S. fixed-income markets, the investment-grade Bloomberg U.S. Aggregate Bond Index (the “Index”) declined, returning -0.48% for the 12-month period ended October 31, 2021. Within the Index, the credit component returned 1.90%, agency-backed mortgages returned -0.58% and U.S. Treasuries returned -2.45%. Returns in the credit sectors outperformed during the period as spreads continued to narrow following the economic recovery. Treasury yields were higher by period end, causing negative total returns, as investors began to see through the pandemic to more normalized interest rate levels.

Lower quality outperformed with triple-B-rated corporate bonds returning 3.52%, single-A up 0.59% and double-A up 1.22%, according to the Index. The highest-returning sectors included: Energy, up 7.92%; Transportation, up 3.61%; and Capital Goods, up 3.26%. The lowest-returning sectors included: Technology, up 0.45%; Financials, up 1.38%; and Utilities, up 1.40%.

Economic news throughout the year was mostly positive, despite periodic disruptions due to the COVID-19 pandemic. In late 2020, the earlier-than-expected arrival of vaccines led to business reopenings and expectations for strong economic growth. By late 2021, consumer spending was solid, driven primarily by spending on housing and retail sales. The labor market steadily added new jobs, and generous unemployment benefits aided those temporarily out of work.

Following the rebounding economy, inflation also picked up during the period, reflecting supply chain disruptions and pent-up consumer demand. While inflation concerns mounted, the Federal Reserve viewed the price increases as transitory and argued that slack in the labor market, low manufacturing capacity utilization rates and an economy still running below potential would keep inflation muted. The 10-year U.S. Treasury yield ended the period at 1.60% (up from 0.9% at the beginning of the period), suggesting that investors were not particularly worried about long-term inflation either.

With regard to monetary policy, the Federal Reserve maintained the federal funds rate in a 0% to 0.25% range during the period and continued to purchase $80 billion in Treasuries and $40 billion in agency mortgage-backed securities each month. As Federal Open Market Committee members began to feel better about the economy, they discussed plans for tapering quantitative easing. At period end, markets were anticipating that the reduction in quantitative easing would likely begin in late 2021 and that the federal funds rate increases would arrive in late 2022 or early 2023.

2

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2021 (Unaudited)

The Investor Class of the American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) returned -1.11% for the twelve months ended October 31, 2021. The Bloomberg U.S. Aggregate Bond Index (the “Index”) returned -0.48% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 4/4/2016 through 10/31/2021

Total Returns for the Period ended October 31, 2021

	Ticker	1 Year	3 Year	5 Year	Since Inception 4/4/2016	Value of $10,000 4/4/2016- 10/31/2021
R5 Class (1,4)	GHQIX	(0.84)%	2.73%	1.96%	1.82%	$11,059
Y Class (1,4)	GHQYX	(0.81)%	2.67%	1.89%	1.74%	$11,012
Investor Class (1,4)	GHQPX	(1.11)%	2.38%	1.58%	1.46%	$10,841
R6 Class (1,3,4)	GHQRX	(0.70)%	2.77%	1.99%	1.84%	$11,071

Bloomberg U.S. Aggregate Bond Index (2)		(0.48)%	5.63%	3.10%	3.11%	$11,862

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith. One cannot directly invest in an index.

3

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2021 (Unaudited)

3.

Fund performance for the three-year, five-year and since inception periods represent the returns achieved by the R5 Class from 4/4/16 through 2/28/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 4/4/16.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, and R6 Class shares were 0.68%, 0.74%, 1.20%, and 0.64%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed due primarily to its underweight exposure to the corporate bond market, which posted the highest returns in the Index during the period as credit spreads continued to narrow. Slightly offsetting this was outperformance from the Fund’s low duration of approximately 2.5 years, as compared to over 6 years for the Index, which helped as treasury yields rose during the period.

The Fund’s underweight exposure to corporate bonds reflects its high-quality and low-volatility approach to credit investing that avoids securities with maturities over ten years and avoids triple-B rated issuers. During the period, the longest maturity and lowest quality securities in the Index significantly outperformed reflecting strong investor demand for yield in the historic-low interest rate environment. While these securities tend to outperform in strong credit markets, they typically underperform and experience reduced liquidity in volatile markets when the Fund seeks to benefit from its quality advantage.

The Fund’s short duration, however, contributed to performance as markets began to prepare for the Federal Reserve Bank’s tapering of quantitative easing and, ultimately, a rise in the Federal Funds rate. Increased vaccination rates and consumer spending led to an economic recovery and higher inflation which drove treasury yields higher during the period. The Fund’s short duration had been a detractor from performance as interest rates declined following the initial Covid outbreak; however, investors finally began to see through the pandemic and anticipate a normalization of interest rates.

The Fund’s overweight position during the period was in agency mortgage-backed securities. As with corporates, the Fund also avoids the longest maturity mortgages as they are the most volatile within their sector. Rather, the Fund invests in high-coupon, low-duration mortgages with 20-years or less to maturity. During the period, these lower-duration mortgages outperformed as they were less exposed to rising yields further out the curve. While the Fund’s overweight position in mortgages outperformed treasuries, it underperformed corporates. However, near period end, the Fund’s mortgage holdings began to benefit from a slowdown in prepayment activity as interest rates rose.

The primary components of the Fund’s strategy are to actively manage duration, sector allocation and yield-curve exposures based on top-down views of the economy. The Fund invests in high-quality, low-volatility securities to provide the benefit of fixed-income investing when investors need it most. No derivatives, leverage, foreign currency or high-yield bonds are used in the Fund’s strategy.

Top Ten Holdings (% Net Assets)
Federal National Mortgage Association, 4.500%, Due 6/1/2039		3.5
U.S. Treasury Notes/Bonds, 2.250%, Due 4/15/2022		3.3
American Express Co., 0.742%, Due 8/1/2022, (3-mo. USD LIBOR + 0.610%)		3.2
Federal Home Loan Mortgage Corp., 3.000%, Due 2/1/2035		3.2
Morgan Stanley, 0.731%, Due 4/5/2024, (SOFR + 0.616%)		2.9
Federal National Mortgage Association, 4.000%, Due 2/1/2034		2.8
Federal National Mortgage Association, 3.000%, Due 7/1/2040		2.8
John Deere Capital Corp., 0.595%, Due 9/8/2022, (3-mo. USD LIBOR + 0.480%)		2.8
Wells Fargo & Co., 4.478%, Due 4/4/2031, (SOFR + 4.032%)		2.8
Federal Home Loan Mortgage Corp., 4.000%, Due 12/1/2034		2.6

Total Fund Holdings	44

4

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2021 (Unaudited)

Sector Allocation (% Investments)
U.S. Agency Mortgage-Backed Obligations	57.3
Financial	20.4
U.S. Treasury Obligations	9.6
Industrial	5.2
Technology	3.7
Utilities	1.9
Communications	1.0
U.S. Government Agency Obligations	0.9

5

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2021 (Unaudited)

American Beacon Garcia Hamilton Quality Bond Fund

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period 5/1/2021-10/31/2021*
R5 Class
Actual	$1,000.00	$995.30	$2.26
Hypothetical**	$1,000.00	$1,022.94	$2.29
Y Class
Actual	$1,000.00	$996.00	$2.57
Hypothetical**	$1,000.00	$1,022.64	$2.60
Investor Class
Actual	$1,000.00	$994.50	$4.17
Hypothetical**	$1,000.00	$1,021.02	$4.23
R6 Class
Actual	$1,000.00	$995.50	$2.06
Hypothetical**	$1,000.00	$1,023.14	$2.09

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.45%, 0.51%, 0.83%, and 0.41% for the R5, Y, Investor, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Garcia Hamilton Quality Bond FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Garcia Hamilton Quality Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting American Beacon Funds) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2021

8

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 31.66%

Communications - 1.02%

Media - 1.02%
Walt Disney Co., 7.430%, Due 10/1/2026	$3,037,000	$3,873,337

Financial - 20.06%

Banks - 15.81%
Bank of America Corp., 3.974%, Due 2/7/2030, (3-mo. USD LIBOR + 1.210%)A	6,113,000	6,796,410
Citigroup, Inc., 3.980%, Due 3/20/2030, (3-mo. USD LIBOR + 1.338%)A	6,030,000	6,726,895
Goldman Sachs Group, Inc.,
1.124%, Due 7/24/2023, (3-mo. USD LIBOR + 1.000%)A	7,840,000	7,878,470
4.223%, Due 5/1/2029, (3-mo. USD LIBOR + 1.301%)A	8,600,000	9,634,774
JPMorgan Chase & Co., 2.083%, Due 4/22/2026, (SOFR + 1.850%)A	7,450,000	7,599,304
Morgan Stanley, 0.731%, Due 4/5/2024, (SOFR + 0.616%)A	11,125,000	11,112,448
Wells Fargo & Co., 4.478%, Due 4/4/2031, (SOFR + 4.032%)A	9,125,000	10,554,144

		60,302,445

Diversified Financial Services - 4.25%
American Express Co., 0.742%, Due 8/1/2022, (3-mo. USD LIBOR + 0.610%)A	12,120,000	12,168,939
American Express Credit Corp., 0.819%, Due 3/3/2022, (3-mo. USD LIBOR + 0.700%)A	4,029,000	4,035,933

		16,204,872

Total Financial		76,507,317

Industrial - 5.08%

Machinery - Diversified - 2.76%
John Deere Capital Corp., 0.595%, Due 9/8/2022, (3-mo. USD LIBOR + 0.480%)A	10,478,000	10,516,142

Transportation - 2.32%
United Parcel Service, Inc., 0.581%, Due 4/1/2023, (3-mo. USD LIBOR + 0.450%)A	8,849,000	8,875,227

Total Industrial		19,391,369

Technology - 3.60%

Computers - 2.20%
International Business Machines Corp., 7.000%, Due 10/30/2025	6,860,000	8,380,014

Semiconductors - 1.40%
Intel Corp., 3.400%, Due 3/25/2025	5,000,000	5,358,560

Total Technology		13,738,574

Utilities - 1.90%

Electric - 1.90%
Duke Energy Progress LLC, 0.305%, Due 2/18/2022, Series A, (3-mo. USD LIBOR + 0.180%)A	7,270,000	7,267,353

Total Corporate Obligations (Cost $121,092,671)		120,777,950

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 56.44%
Federal Home Loan Mortgage Corp.,
4.000%, Due 12/1/2034	9,287,020	9,848,192
3.000%, Due 2/1/2035	11,746,120	12,339,121
4.000%, Due 2/1/2039	6,678,028	7,189,113
4.000%, Due 4/1/2039	8,928,325	9,653,893
3.500%, Due 8/1/2039	7,758,863	8,252,921
3.500%, Due 10/1/2039	5,882,277	6,243,543
3.000%, Due 1/1/2040	5,652,417	5,922,376
3.500%, Due 8/1/2040	7,303,254	7,747,090

See accompanying notes

9

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2021

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 56.44% (continued)
Federal National Mortgage Association,
3.500%, Due 9/1/2033	$8,164,859	$8,670,658
4.000%, Due 2/1/2034B	10,133,479	10,736,308
4.000%, Due 6/1/2034B	9,010,902	9,601,298
3.500%, Due 5/1/2035B	8,757,681	9,285,388
3.500%, Due 3/1/2037	5,954,598	6,369,876
3.500%, Due 4/1/2037	4,099,382	4,380,654
3.000%, Due 10/1/2037	7,830,765	8,265,718
3.500%, Due 5/1/2038B	4,265,122	4,554,024
4.000%, Due 5/1/2039	5,287,138	5,697,909
4.500%, Due 6/1/2039B	12,355,309	13,470,223
4.000%, Due 9/1/2039	8,713,687	9,423,467
3.500%, Due 10/1/2039	7,260,903	7,680,617
3.500%, Due 11/1/2039B	6,180,571	6,530,164
3.500%, Due 3/1/2040B	4,248,022	4,499,051
3.500%, Due 4/1/2040B	7,528,042	7,965,913
3.000%, Due 7/1/2040B	10,230,434	10,669,335
3.000%, Due 8/1/2040B	6,756,666	7,067,577
4.000%, Due 8/1/2040B	6,402,801	6,886,508
4.000%, Due 6/1/2049B	5,904,889	6,310,708

Total U.S. Agency Mortgage-Backed Obligations (Cost $214,860,712)		215,261,645

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.92% (Cost $3,505,000)
Federal Agricultural Mortgage Corp., 0.024%, Due 1/25/2022, (3-mo. USD LIBOR - 0.100%)A	3,505,000	3,505,287

SHORT-TERM INVESTMENTS - 9.51%

U.S. Treasury Obligations - 9.51%
U.S. Treasury Notes/Bonds,
2.500%, Due 2/15/2022	8,750,000	8,812,204
2.375%, Due 3/15/2022	5,525,000	5,572,692
2.250%, Due 4/15/2022	12,630,000	12,752,846
1.750%, Due 6/15/2022	9,035,000	9,127,468

Total U.S. Treasury Obligations		36,265,210

Total Short-Term Investments (Cost $36,273,468)		36,265,210

TOTAL INVESTMENTS - 98.53% (Cost $375,731,851)		375,810,092
OTHER ASSETS, NET OF LIABILITIES - 1.47%		5,601,222

TOTAL NET ASSETS - 100.00%		$381,411,314

Percentages are stated as a percent of net assets.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2021.

B Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

USD - United States Dollar.

See accompanying notes

10

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2021, the investments were classified as described below:

Garcia Hamilton Quality Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$120,777,950	$-	$120,777,950
U.S. Agency Mortgage-Backed Obligations	-	215,261,645	-	215,261,645
U.S. Government Agency Obligations	-	3,505,287	-	3,505,287
Short-Term Investments	-	36,265,210	-	36,265,210

Total Investments in Securities - Assets	$-	$375,810,092	$-	$375,810,092

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at fair value†	$375,810,092
Cash	39,404,521
Interest receivable	1,385,127
Receivable for fund shares sold	1,528,418
Receivable for expense reimbursement (Note 2)	84,281
Prepaid expenses	17,448

Total assets	418,229,887

Liabilities:
Payable for investments purchased	36,411,147
Payable for fund shares redeemed	26,199
Dividends payable	90,863
Management and sub-advisory fees payable (Note 2)	177,273
Service fees payable (Note 2)	312
Transfer agent fees payable (Note 2)	9,488
Custody and fund accounting fees payable	36,407
Professional fees payable	53,033
Trustee fees payable (Note 2)	1,944
Payable for prospectus and shareholder reports	10,053
Other liabilities	1,854

Total liabilities	36,818,573

Net assets	$381,411,314

Analysis of net assets:
Paid-in-capital	$386,325,205
Total distributable earnings (deficits)A	(4,913,891)

Net assets	$381,411,314

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	19,562,226

Y Class	2,165,066

Investor Class	100,734

R6 Class	16,886,809

Net assets:
R5 Class	$192,774,622

Y Class	$21,340,613

Investor Class	$991,788

R6 Class	$166,304,291

Net asset value, offering and redemption price per share:
R5 Class	$9.85

Y Class	$9.86

Investor Class	$9.85

R6 Class	$9.85

† Cost of investments in unaffiliated securities	$375,731,851

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

12

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Operations

For the year ended October 31, 2021

Investment income:
Interest income	$1,296,362

Total investment income	1,296,362

Expenses:
Management and sub-advisory fees (Note 2)	2,000,160
Transfer agent fees:
R5 Class (Note 2)	66,383
Y Class (Note 2)	20,951
Investor Class	1,237
R6 Class	4,639
Custody and fund accounting fees	63,163
Professional fees	91,972
Registration fees and expenses	61,186
Service fees (Note 2):
Investor Class	1,645
Prospectus and shareholder report expenses	21,530
Trustee fees (Note 2)	24,340
Loan expense (Note 8)	1,779
Other expenses	44,393

Total expenses	2,403,378

Net fees waived and expenses (reimbursed) (Note 2)	(814,374)

Net expenses	1,589,004

Net investment (loss)	(292,642)

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	1,160,239
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesB	(3,726,085)

Net (loss) from investments	(2,565,846)

Net (decrease) in net assets resulting from operations	$(2,858,488)

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

13

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(292,642)	$5,114,914
Net realized gain from investments in unaffiliated securities	1,160,239	10,350,030
Change in net unrealized (depreciation) of investments in unaffiliated securities	(3,726,085)	(2,386,916)

Net increase (decrease) in net assets resulting from operations	(2,858,488)	13,078,028

Distributions to shareholders:
Total retained earnings:
R5 Class	(5,803,467)	(3,807,202)
Y Class	(627,250)	(287,618)
Investor Class	(11,855)	(72,178)
R6 Class	(5,233,037)	(2,328,652)

Net distributions to shareholders	(11,675,609)	(6,495,650)

Capital share transactions (Note 9):
Proceeds from sales of shares	108,964,171	151,802,968
Reinvestment of dividends and distributions	10,629,729	5,321,824
Cost of shares redeemed	(57,610,072)	(309,368,514)

Net increase (decrease) in net assets from capital share transactions	61,983,828	(152,243,722)

Net increase (decrease) in net assets	47,449,731	(145,661,344)

Net assets:
Beginning of year	333,961,583	479,622,927

End of year	$381,411,314	$333,961,583

See accompanying notes

14

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2021, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives the fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the fund will use derivatives, may adversely affect the fund’s performance and may increase costs related to the fund’s use of derivatives.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

15

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

16

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $1 billion	0.20%
Over $1 billion	0.15%

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2021 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,272,684
Sub-Advisor Fees	0.20%	727,476

Total	0.55%	$2,000,160

Distribution Plans

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and/or the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.375% of the average daily net assets of the Investor Class of the Fund.

17

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$81,137

As of October 31, 2021, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$7,339

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2021, the Fund did not utilize the credit facility.

18

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through February 28, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended October 31, 2021, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap		Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
		11/1/2020 – 2/28/2021	3/1/2021 – 10/31/2021
Garcia Hamilton Quality Bond	R5	0.45%	0.45%	$406,052	$-	2023-2024
Garcia Hamilton Quality Bond	Y	0.55%	0.51%	43,852	-	2023-2024
Garcia Hamilton Quality Bond	Investor	0.83%	0.83%	2,039	-	2023-2024
Garcia Hamilton Quality Bond	R6	0.41%	0.41%	362,431	-	2023-2024

Of the above amounts, $84,281 was disclosed as a Receivable for Expense Reimbursement on the Statement of Assets and Liabilities at October 31, 2021.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Garcia Hamilton Quality Bond	$-	$-	$410,947	2020-2021
Garcia Hamilton Quality Bond	-	745,393	-	2021-2022
Garcia Hamilton Quality Bond	-	855,336	-	2022-2023

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she

19

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as

20

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

21

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, the Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency

22

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Extremely low or negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent the Fund holds an investment with a negative interest rate

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Notes to Financial Statements

October 31, 2021

to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining the Fund’s payment obligations under a derivative instrument, the cost of financing to the Fund, or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s performance. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to the Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies,

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment risk, extension risk, callable securities risk, and valuation risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed income securities on a large scale. Heavy redemptions could hurt the Fund’s performance.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The businesses that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors do not perform as expected. The lack of exposure to one or more sectors may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

Socially Responsible Investing Risk

The Fund’s incorporation of environmental, social and/or governance considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. The Fund may under perform funds that do not incorporate these considerations. The Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund held securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR, SOFR, or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$3,607,524	$3,807,202
Y Class	385,179	287,618
Investor Class	6,916	72,178
R6 Class	3,234,538	2,328,652
Long-term capital gains
R5 Class	2,195,943	–
Y Class	242,071	–
Investor Class	4,939	–
R6 Class	1,998,499	–

Total distributions paid	$11,675,609	$6,495,650

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Garcia Hamilton Quality Bond	$376,302,907	$1,272,996	$(1,765,811)	$(492,815)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Garcia Hamilton Quality Bond	$(492,815)	$87,691	$-	$(4,417,904)	$(90,863)	$(4,913,891)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital loss carryforwards, book amortization of premiums, and dividends payable.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2021

As of October 31, 2021, the Fund had $3,865,914 short-term and $551,990 long-term capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Garcia Hamilton Quality Bond	$69,766,469	$295,111,824	$122,300,121	$119,067,409

8.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Fund’s Committed Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Fund’s Uncommitted Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2021, the Fund did not utilize this facility.

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Notes to Financial Statements

October 31, 2021

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended October 31,
	2021		2020
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	6,823,749	$68,605,815	10,920,910	$110,830,535
Reinvestment of dividends	472,898	4,759,799	260,888	2,639,245
Shares redeemed	(4,558,386)	(46,119,650)	(25,867,704)	(260,818,722)

Net increase (decrease) in shares outstanding	2,738,261	$27,245,964	(14,685,906)	$(147,348,942)

	Y Class
	Year Ended October 31,
	2021		2020
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	1,072,363	$10,776,226	1,687,321	$16,967,230
Reinvestment of dividends	62,184	625,100	27,949	283,161
Shares redeemed	(812,784)	(8,188,628)	(1,656,596)	(16,761,196)

Net increase in shares outstanding	321,763	$3,212,698	58,674	$489,195

	Investor Class
	Year Ended October 31,
	2021		2020
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	70,673	$700,509	83,368	$837,398
Reinvestment of dividends	1,178	11,819	7,035	70,766
Shares redeemed	(6,723)	(67,047)	(1,538,154)	(15,461,294)

Net increase (decrease) in shares outstanding	65,128	$645,281	(1,447,751)	$(14,553,130)

	R6 Class
	Year Ended October 31,
	2021		2020
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	2,863,007	$28,881,621	2,293,937	$23,167,805
Reinvestment of dividends	520,965	5,233,011	229,895	2,328,652
Shares redeemed	(324,677)	(3,234,747)	(1,663,069)	(16,327,302)

Net increase in shares outstanding	3,059,295	$30,879,885	860,763	$9,169,155

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$10.27		$10.05	$9.79	$9.91	$9.98

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)B	0.11	0.24	0.20	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.08)		0.28	0.26	(0.13)	(0.05)

Total income (loss) from investment operations	(0.09)		0.39	0.50	0.07	0.09

Less distributions:
Dividends from net investment income	(0.14)		(0.17)	(0.24)	(0.19)	(0.15)
Distributions from net realized gains	(0.19)		–	–	–	(0.01)

Total distributions	(0.33)		(0.17)	(0.24)	(0.19)	(0.16)

Net asset value, end of period	$9.85		$10.27	$10.05	$9.79	$9.91

Total returnC	(0.84)%		3.93%	5.20%	0.74%	0.91%

Ratios and supplemental data:
Net assets, end of period	$192,774,622		$172,774,140	$316,582,604	$234,919,975	$132,575,412
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.67%		0.68%	0.66%	0.69%	0.70%
Expenses, net of reimbursements and/or recoupments	0.45%		0.45%	0.45%	0.45%	0.45%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.32)%		1.15%	2.18%	1.68%	1.12%
Net investment income (loss), net of reimbursements and/or recoupments	(0.10)%		1.38%	2.39%	1.92%	1.37%
Portfolio turnover rate	71%		122%	58%	143%	52%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

32

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of period	$10.27		$10.05	$9.79	$9.90	$9.98

Income (loss) from investment operations:
Net investment income	(0.00	)A	0.13	0.24	0.18	0.13
Net gains (losses) on investments (both realized and unrealized)	(0.08)		0.25	0.25	(0.11)	(0.06)

Total income (loss) from investment operations	(0.08)		0.38	0.49	0.07	0.07

Less distributions:
Dividends from net investment income	(0.14)		(0.16)	(0.23)	(0.18)	(0.14)
Distributions from net realized gains	(0.19)		–	–	–	(0.01)

Total distributions	(0.33)		(0.16)	(0.23)	(0.18)	(0.15)

Net asset value, end of period	$9.86		$10.27	$10.05	$9.79	$9.90

Total returnB	(0.81)%		3.83%	5.09%	0.74%	0.71%

Ratios and supplemental data:
Net assets, end of period	$21,340,613		$18,928,869	$17,927,537	$3,685,857	$3,133,476
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.74%		0.74%	0.73%	0.75%	0.77%
Expenses, net of reimbursements and/or recoupments	0.52	%C	0.55%	0.55%	0.55%	0.55%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.38)%		1.03%	2.14%	1.58%	1.05%
Net investment income (loss), net of reimbursements and/or recoupments	(0.16)%		1.22%	2.32%	1.78%	1.27%
Portfolio turnover rate	71%		122%	58%	143%	52%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense cap on February 28, 2021.

See accompanying notes

33

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2021		2020		2019	2018	2017

Net asset value, beginning of period	$10.26		$10.05		$9.79	$9.91	$9.99

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)A	0.13	A	0.21	0.15	0.10
Net gains (losses) on investments (both realized and unrealized)	(0.07)		0.22		0.26	(0.11)	(0.06)

Total income (loss) from investment operations	(0.11)		0.35		0.47	0.04	0.04

Less distributions:
Dividends from net investment income	(0.11)		(0.14)		(0.21)	(0.16)	(0.11)
Distributions from net realized gains	(0.19)		–		–	–	(0.01)

Total distributions	(0.30)		(0.14)		(0.21)	(0.16)	(0.12)

Net asset value, end of period	$9.85		$10.26		$10.05	$9.79	$9.91

Total returnB	(1.11)%		3.54%		4.80%	0.36%	0.43%

Ratios and supplemental data:
Net assets, end of period	$991,788		$365,190		$14,904,591	$10,995,242	$9,724,030
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.29%		1.20%		1.04%	0.92%	0.94%
Expenses, net of reimbursements and/or recoupments	0.83%		0.83%		0.83%	0.83%	0.83%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.91)%		0.90%		1.81%	1.41%	0.89%
Net investment income (loss), net of reimbursements and/or recoupments	(0.45)%		1.27%		2.02%	1.50%	0.99%
Portfolio turnover rate	71%		122%		58%	143%	52%

A	Based on average shares outstanding for the period.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

34

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,			February 28, 2019A to October 31,
	2021		2020	2019

Net asset value, beginning of period	$10.26		$10.04	$9.87

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)B	0.14	0.17
Net gains (losses) on investments (both realized and unrealized)	(0.06)		0.25	0.17

Total income (loss) from investment operations	(0.07)		0.39	0.34

Less distributions:
Dividends from net investment income	(0.15)		(0.17)	(0.17)
Distributions from net realized gains	(0.19)		–	–

Total distributions	(0.34)		(0.17)	(0.17)

Net asset value, end of period	$9.85		$10.26	$10.04

Total returnC	(0.70)%		3.97%	3.44	%D

Ratios and supplemental data:
Net assets, end of period	$166,304,291		$141,893,384	$130,208,195
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.64%		0.64%	0.66	%E
Expenses, net of reimbursements and/or recoupments	0.41%		0.41%	0.41	%E
Net investment income (loss), before expense reimbursements and/or recoupments	(0.28)%		1.13%	1.90	%E
Net investment income (loss), net of reimbursements and/or recoupments	(0.05)%		1.36%	2.15	%E
Portfolio turnover rate	71%		122%	58	%F

A	Commencement of operations.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2019 through October 31, 2019 and is not annualized.

See accompanying notes

35

American Beacon FundsSM

Federal Tax Information

October 31, 2021 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Garcia Hamilton Quality Bond	0.00%

Qualified Dividend Income:

Garcia Hamilton Quality Bond	0.00%

Long-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$4,441,452

Short-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$1,920,998

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

36

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Garcia Hamilton Quality Bond Fund (“Fund”); and (2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Fund, and Garcia Hamilton & Associates, LP (“subadvisor”). The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisor for the Fund; (3) the costs incurred by the Manager in rendering

37

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from its relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on April 4, 2016; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Fund by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of a composite of comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before the payment of distribution-related expenses and sustaining a loss after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

38

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the subadvisory fee rate. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group and Y Class shares relative to the Fund’s Morningstar Fee Level

39

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

Universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with a comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of the fee waiver and/or expense reimbursement and the Manager’s agreement to continue the fee waiver and/or expense reimbursement. The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund than in prior years.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Garcia Hamilton for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Fund; (2) that the one-year and three-year periods of underperformance were due to the subadvisor’s duration-management strategy; (3) the potential for improved future relative performance in a rising interest rate environment; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

46

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

47

American Beacon Garcia Hamilton Quality Bond FundSM

Privacy Policy

October 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

48

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Garcia Hamilton Quality Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/21

American Beacon® FUNDS

2021 ANNUAL REPORT

October 31, 2021

INTERNATIONAL EQUITY FUND
TOCQUEVILLE INTERNATIONAL VALUE FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

IE_TIV 1021

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

INTERNATIONAL EQUITY FUND RISKS

Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TOCQUEVILLE INTERNATIONAL VALUE FUND RISKS

Investing in foreign securities including emerging markets may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

International Equity Market Overview

October 31, 2021 (Unaudited)

Over the 12 months ended October 31, 2021, international stocks made gains as evidenced by the MSCI ACWI ex-USA Index (up 29.66%), the MSCI EAFE Index (up 34.18%) and the MSCI Emerging Markets Index (up 16.96%).

During the summer of 2020, security prices slowly increased. In early November 2020, Pfizer and its German partner, BioNTech, announced their viable COVID-19 vaccine, which helped jump-start the markets and enabled Value factors to outperform Growth factors. By early spring of 2021, consumer demand moved from negative territory into positive.

The summer of 2021 started with optimism due to rising vaccination rates and reopening economies. However, by the end of summer, it became clear that problems were occurring as a result of the strong snap-back in consumer demand. Supply chains across many industries were having trouble keeping up – and the prices of many goods, including manufacturing inputs, were increasing and impacting profitability. The outperformance of Value versus Growth stocks that occurred in late 2020 also reversed, as Growth factors again led Value factors. Additionally, the COVID-19 delta variant spread beyond India to the developed world and Asia, which caused breakthrough infections in vaccinated people and renewed lockdowns. These developments, along with major central banks discussing how to normalize policy by tapering and potentially raising rates, made it clear that both companies and investors faced a more challenging environment going forward.

2

American Beacon International Equity FundSM

Performance Overview

October 31, 2021 (Unaudited)

The Investor Class of the American Beacon International Equity Fund (the “Fund”) returned 39.72% for the twelve months ended October 31, 2021. The Fund outperformed the MSCI EAFE Index (Net) (the “Index”) return of 34.18%.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2011 through 10/31/2021

Total Returns for the Period ended October 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2011- 10/31/2021
R5 Class (1,6)	AAIEX	40.18%	7.63%	7.22%	6.30%	$18,427
Y Class (1,6)	ABEYX	39.99%	7.52%	7.13%	6.21%	$18,270
Investor Class (1,6)	AAIPX	39.72%	7.26%	6.85%	5.93%	$17,797
Advisor Class (1,6)	AAISX	39.53%	7.11%	6.71%	5.79%	$17,559
A Class without sales charge (1,2,6)	AIEAX	39.65%	7.19%	6.79%	5.85%	$17,654
A Class with sales Charge (1,2,6)	AIEAX	31.60%	5.09%	5.53%	5.22%	$16,634
C Class without sales charge (1,3,6)	AILCX	38.56%	6.39%	6.00%	5.07%	$16,397
C Class with sales charge (1,3,6)	AILCX	37.56%	6.39%	6.00%	5.07%	$16,397
R6 Class (1,4,6)	AAERX	40.20%	7.70%	7.29%	6.34%	$18,485

MSCI EAFE Index (Net) (5)		34.18%	11.54%	9.79%	7.37%	$20,358

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class of the Fund was waived from 2013 through 2015. Performance prior to waiving fees was lower than actual returns shown for 2013 through 2015. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

3

American Beacon International Equity FundSM

Performance Overview

October 31, 2021 (Unaudited)

2.

A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012. The maximum sales charge for A Class is 5.75%.

3.

A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, partially recovered in 2013, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 10/31/11 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/11. A portion of the fees charged to the R6 Class of the Fund has been waived since Class inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

5.

The MSCI EAFE Index (Net) is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index. The MSCI information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C, and R6 Class shares were 0.72%, 0.80%, 1.07%, 1.20%, 1.13%, 1.86%, and 0.80%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index during the period primarily due to security selection while country allocation also boosted performance.

Security selections within United Kingdom and Germany were the primary contributors to the Fund’s relative outperformance, while security selections in Japan detracted from value. Contributing securities included Barclays PLC (up 106.5%) in the United Kingdom and Volkswagen AG Preferred (up 66.7%) within Germany. The Fund’s investments in Japan, including Takeda Pharmaceutical Co. Ltd. (down 5.5%) hurt relative performance during the prior twelve months.

From a country allocation perspective, an underweight allocation to Japan (up 20.2%) and an overweight allocation to France (up 48.1%) contributed to the Fund’s outperformance relative to the Index. However, an underweight allocation to Sweden (up 45.5%) detracted from relative value during the period.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
Sanofi		3.7
Barclays PLC		2.3
Novartis AG		2.2
GlaxoSmithKline PLC		1.9
Takeda Pharmaceutical Co. Ltd.		1.7
Credit Suisse Group AG		1.7
AstraZeneca PLC, ADR		1.6
UniCredit SpA		1.6
Bayerische Motoren Werke AG		1.5
Rolls-Royce Holdings PLC		1.5

Total Fund Holdings	138

4

American Beacon International Equity FundSM

Performance Overview

October 31, 2021 (Unaudited)

Sector Allocation (% Equities)
Financials	21.9
Health Care	15.6
Industrials	15.6
Consumer Discretionary	14.0
Information Technology	7.4
Communication Services	6.2
Consumer Staples	5.6
Energy	4.8
Materials	4.6
Utilities	3.0
Real Estate	1.3

Country Allocation (% Equities)
United Kingdom	20.0
Japan	17.2
France	15.0
Germany	10.9
Switzerland	6.7
Spain	4.5
Netherlands	4.2
China/Hong Kong	3.9
Italy	3.6
Canada	3.1
Republic of Korea	2.0
United States	1.7
Denmark	1.3
Ireland	1.2
Sweden	1.0
Norway	0.8
Finland	0.8
Singapore	0.6
Israel	0.6
South Africa	0.5
Portugal	0.4

5

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

The Investor Class of the American Beacon Tocqueville International Value Fund (the “Fund”) returned 26.01% for the twelve-month period ending October 31, 2021, which underperformed the MSCI EAFE Index (Net) (the “Index”) return of 34.18%.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2011 through 10/31/2021

Total Returns for the Period ended October 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2011- 10/31/2021
R5 Class (1,3,5)	TOVIX	26.38%	10.70%	7.80%	7.17%	$19,993
Y Class (1,2,5)	TOVYX	26.25%	10.60%	7.74%	7.15%	$19,941
Investor Class (1,5)	TIVFX	26.01%	10.38%	7.62%	7.08%	$19,824

MSCI EAFE Index (Net) (4)		34.18%	11.54%	9.79%	7.37%	$20,358

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception through 2019. Performance prior to waiving fees was lower than the actual returns shown for that period. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

Fund performance for the three-year, five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/11 up to 1/18/19, the inception date of the Y Class. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 10/31/11.

6

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

3.

Fund performance for the three-year, five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/11 up to 1/18/19, the inception date of the R5 Class. Expenses of the R5 Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the R5 Class been in existence since 10/31/11. A portion of fees charged to the R5 Class has been waived since Class inception. Performance prior to waiving fees was lower than the actual returns shown since 2019.

4.

The MSCI EAFE Index (Net) is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index. The MSCI information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 0.91%, 0.99% and 1.18%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period ending October 31, 2021 due to both stock selection and country allocation.

Stock selections within the Netherlands, France and Hong Kong detracted from performance during the year. Detracting securities include Unilever PLC (down 90.7%) within the Netherlands, Accor SA (down 44.9%) within France, and Tencent Holdings Ltd. (down 7.7%) in Hong Kong. Meanwhile, stock selections within the United Kingdom and Ireland added to the Fund’s relative performance, while stock selections in Netherlands, France and Hong Kong detracted value. Contributing securities within the United Kingdom include IMI PLC (up 69.3%) and BP PLC, Sponsored ADR (up 47.9%), as well as CRH PLC (up 44.5%) within Ireland all helped performance.

The Fund’s underweight allocation to the Netherlands (up 63.2%) and overweight allocation to China (down 9.2%) which is out of index detracted the most. On the flip side, the Fund’s overweight allocation to France (up 48.1%) and allocation to Canada (up 49.1%) which is out of index added the most relative value.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
EssilorLuxottica SA		3.3
Infineon Technologies AG		3.0
Siemens AG, ADR		2.9
CRH PLC		2.9
Hitachi Ltd.		2.9
Bollore SA		2.8
Bureau Veritas SA		2.8
Sony Group Corp., ADR		2.8
Diageo PLC, ADR		2.7
Samsung Electronics Co. Ltd.		2.7

Total Fund Holdings	53

7

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

Sector Allocation (% Equities)
Industrials	23.9
Consumer Discretionary	13.1
Information Technology	12.7
Health Care	12.4
Communication Services	11.4
Consumer Staples	9.4
Materials	8.4
Financials	5.2
Energy	2.5
Real Estate	1.0

Country Allocation (% Equities)
Japan	21.9
Germany	17.6
France	17.0
United Kingdom	11.9
Switzerland	7.1
Canada	3.8
Mexico	3.0
Ireland	2.9
Republic of Korea	2.7
Belgium	2.5
Netherlands	2.1
China/Hong Kong	1.8
Australia	1.7
Spain	1.2
South Africa	0.9
Taiwan	0.8
United States	0.6
Austria	0.5

8

American Beacon FundsSM

Expense Examples

October 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

October 31, 2021 (Unaudited)

American Beacon International Equity Fund

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period 5/1/2021-10/31/2021*
R5 Class
Actual	$1,000.00	$1,022.70	$3.77
Hypothetical**	$1,000.00	$1,021.48	$3.77
Y Class
Actual	$1,000.00	$1,021.70	$4.08
Hypothetical**	$1,000.00	$1,021.17	$4.08
Investor Class
Actual	$1,000.00	$1,020.80	$5.45
Hypothetical**	$1,000.00	$1,019.81	$5.45
Advisor Class
Actual	$1,000.00	$1,019.70	$6.16
Hypothetical**	$1,000.00	$1,019.11	$6.16
A Class
Actual	$1,000.00	$1,020.90	$5.86
Hypothetical**	$1,000.00	$1,019.41	$5.85
C Class
Actual	$1,000.00	$1,016.30	$9.55
Hypothetical**	$1,000.00	$1,015.73	$9.55
R6 Class
Actual	$1,000.00	$1,023.10	$3.57
Hypothetical**	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.80%, 1.07%, 1.21%, 1.15%, 1.88%, and 0.70% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Tocqueville International Value Fund

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period 5/1/2021-10/31/2021*
R5 Class
Actual	$1,000.00	$995.90	$4.68
Hypothetical**	$1,000.00	$1,020.52	$4.74
Y Class
Actual	$1,000.00	$995.40	$5.03
Hypothetical**	$1,000.00	$1,020.16	$5.09
Investor Class
Actual	$1,000.00	$994.40	$6.13
Hypothetical**	$1,000.00	$1,019.06	$6.21

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.93%, 1.00%, and 1.22% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund and the Board of Trustees of American Beacon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund (the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at October 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon International Equity Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021

American Beacon Tocqueville International Value Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the three years in the period ended October 31, 2021

The financial highlights for the two years in the period ended October 31, 2018 of American Beacon Tocqueville International Value Fund were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2021

11

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

Canada - 3.01%

Common Stocks - 3.01%
Air CanadaA B	653,500	$11,717,166
CAE, Inc.B	241,461	7,322,262
Cogeco Communications, Inc.	61,739	5,302,390
Linamar Corp.	142,695	7,848,456
Suncor Energy, Inc.	497,391	13,081,834
Teck Resources Ltd., Class B	667,456	18,622,022

Total Common Stocks		63,894,130

Total Canada (Cost $57,276,970)		63,894,130

China/Hong Kong - 3.76%

Common Stocks - 3.76%
Alibaba Group Holding Ltd.B	672,300	14,084,557
ArcelorMittal SA	177,698	6,023,908
Baidu, Inc., Class AB	824,800	17,173,395
ESR Cayman Ltd.B C	3,641,400	11,817,409
Sands China Ltd.B	4,049,200	9,253,233
Tencent Holdings Ltd.	347,300	21,470,510

Total Common Stocks		79,823,012

Total China/Hong Kong (Cost $93,201,112)		79,823,012

Denmark - 1.20%

Common Stocks - 1.20%
Carlsberg A/S, Class B	69,789	11,512,202
Vestas Wind Systems A/S	320,632	13,866,649

Total Common Stocks		25,378,851

Total Denmark (Cost $15,879,820)		25,378,851

Finland - 0.76%

Common Stocks - 0.76%
Nordea Bank Abp	853,507	10,441,249
Sampo OYJ, Class A	106,651	5,671,273

Total Common Stocks		16,112,522

Total Finland (Cost $13,050,394)		16,112,522

France - 14.35%

Common Stocks - 14.35%
Air Liquide SA	87,049	14,514,674
Airbus SEB	60,168	7,692,694
Alstom SA	370,118	13,169,419
Atos SE	178,961	9,305,413
AXA SA	644,881	18,756,336
BNP Paribas SA	432,951	28,978,446
Capgemini SE	57,311	13,336,429
Danone SA	177,379	11,554,573
Engie SA	1,220,658	17,350,646
Pernod Ricard SA	32,041	7,359,727
Publicis Groupe SA	351,205	23,523,231
Sanofi	793,979	79,328,878
Societe Generale SA	400,415	13,347,136
TotalEnergies SE	614,085	30,787,590
Valeo	222,404	6,512,318
Vinci SA	83,165	8,880,334

Total Common Stocks		304,397,844

Total France (Cost $264,204,299)		304,397,844

See accompanying notes

12

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

Germany - 10.39%

Common Stocks - 9.27%
adidas AG	19,350	$6,337,024
BASF SE	232,393	16,731,290
Bayer AG	143,275	8,061,012
Bayerische Motoren Werke AG	311,665	31,431,237
Continental AGB	72,492	8,507,451
Daimler AG	277,216	27,476,383
Infineon Technologies AG	269,580	12,588,473
Merck KGaA	67,959	16,042,073
MTU Aero Engines AG	55,506	12,342,124
ProSiebenSat.1 Media SE	474,000	7,936,968
RWE AG	377,251	14,509,117
SAP SE	152,204	22,049,779
Siemens AG	77,378	12,547,900

Total Common Stocks		196,560,831

Preferred Stocks - 1.12%
Volkswagen AGD	106,061	23,763,592

Total Germany (Cost $169,280,419)		220,324,423

Ireland - 1.17% (Cost $16,534,246)

Common Stocks - 1.17%
Ryanair Holdings PLC, ADRB	218,727	24,827,702

Israel - 0.54% (Cost $7,262,049)

Common Stocks - 0.54%
Bank Leumi Le-Israel BM	1,193,580	11,380,002

Italy - 3.42%

Common Stocks - 3.42%
Enel SpA	3,596,260	30,082,050
Eni SpA	634,403	9,096,719
UniCredit SpA	2,527,156	33,373,982

Total Common Stocks		72,552,751

Total Italy (Cost $68,921,477)		72,552,751

Japan - 16.48%

Common Stocks - 16.48%
Alfresa Holdings Corp.	686,000	9,630,182
Asics Corp.	229,000	5,690,090
Bandai Namco Holdings, Inc.	92,700	7,065,452
Daiwa House Industry Co. Ltd.	425,855	14,015,197
Digital Garage, Inc.	141,600	6,584,602
Dowa Holdings Co. Ltd.	124,500	5,183,176
FANUC Corp.	109,000	21,336,170
Fujitsu Ltd.	58,384	10,052,959
Haseko Corp.	1,013,000	13,163,001
Hazama Ando Corp.	501,200	3,386,041
Hitachi Ltd.	286,300	16,463,349
Makita Corp.	248,900	11,493,404
Matsumotokiyoshi Holdings Co. Ltd.A	196,100	8,654,380
Mitsubishi UFJ Financial Group, Inc.	5,255,100	28,701,906
Mizuho Financial Group, Inc.	1,215,680	16,052,629
Murata Manufacturing Co. Ltd.	167,500	12,716,627
Nexon Co. Ltd.	331,259	5,612,293
Nippon Television Holdings, Inc.	118,900	1,283,150

See accompanying notes

13

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

Japan - 16.48% (continued)

Common Stocks - 16.48% (continued)
Nissan Motor Co. Ltd.A B	4,230,600	$21,432,318
Ryohin Keikaku Co. Ltd.	349,400	6,860,778
Sompo Holdings, Inc.	113,600	4,931,720
Sumitomo Mitsui Financial Group, Inc.	838,400	27,371,673
Sumitomo Rubber Industries Ltd.	730,700	8,981,888
Suzuken Co. Ltd.	273,700	7,588,436
Suzuki Motor Corp.	195,200	8,691,731
Taisei Corp.	385,300	12,068,620
Takeda Pharmaceutical Co. Ltd.	1,283,000	36,055,705
Toho Holdings Co. Ltd.	233,500	3,763,453
Yamaha Corp.	231,400	14,577,337

Total Common Stocks		349,408,267

Total Japan (Cost $357,187,571)		349,408,267

Netherlands - 4.04%

Common Stocks - 4.04%
Aegon NV	4,260,257	21,595,496
Akzo Nobel NV	194,108	22,308,737
ING Groep NV	382,881	5,807,048
JDE Peet’s NV	151,469	4,410,722
Royal Dutch Shell PLC, Class A	383,434	8,850,809
Universal Music Group NV	288,731	8,382,709
Wolters Kluwer NV	136,722	14,325,708

Total Common Stocks		85,681,229

Total Netherlands (Cost $68,719,398)		85,681,229

Norway - 0.77%

Common Stocks - 0.77%
Equinor ASA	250,045	6,326,675
Telenor ASA	638,123	10,072,764

Total Common Stocks		16,399,439

Total Norway (Cost $14,617,884)		16,399,439

Portugal - 0.35% (Cost $7,690,515)

Common Stocks - 0.35%
Galp Energia SGPS SA	702,840	7,305,847

Republic of Korea - 1.95%

Common Stocks - 1.95%
Hana Financial Group, Inc.	85,396	3,288,537
Osstem Implant Co. Ltd.	43,066	4,551,496
Samsung Electronics Co. Ltd.	327,258	19,547,823
SK Hynix, Inc.	159,418	14,051,649

Total Common Stocks		41,439,505

Total Republic of Korea (Cost $34,882,522)		41,439,505

Singapore - 0.55% (Cost $7,119,417)

Common Stocks - 0.55%
DBS Group Holdings Ltd.	502,510	11,749,455

South Africa - 0.45% (Cost $10,253,811)

Common Stocks - 0.45%
Anglo American PLC	252,956	9,632,545

See accompanying notes

14

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

Spain - 4.34%

Common Stocks - 4.34%
Aena SME SAB C	73,647	$12,059,503
Amadeus IT Group SAB	324,716	21,711,497
Banco Bilbao Vizcaya Argentaria SA	1,892,446	13,261,639
Banco Santander SA	2,853,058	10,806,338
CaixaBank SA	4,119,333	11,833,442
Indra Sistemas SAB	455,059	5,497,203
Industria de Diseno Textil SA	316,318	11,423,330
Telefonica SA	1,260,507	5,485,426

Total Common Stocks		92,078,378

Total Spain (Cost $75,527,079)		92,078,378

Sweden - 0.98%

Common Stocks - 0.98%
Sandvik AB	540,718	13,694,244
Swedbank AB, Class AA	323,314	7,011,411

Total Common Stocks		20,705,655

Total Sweden (Cost $17,994,204)		20,705,655

Switzerland - 6.45%

Common Stocks - 6.45%
ABB Ltd.	419,274	13,870,478
Cie Financiere Richemont SA, Class A	81,197	10,029,905
Credit Suisse Group AG	3,426,755	35,674,780
Novartis AG	558,197	46,114,046
Roche Holding AG	40,843	15,793,430
Zurich Insurance Group AG	34,415	15,256,715

Total Common Stocks		136,739,354

Total Switzerland (Cost $127,816,871)		136,739,354

United Kingdom - 19.16%

Common Stocks - 19.16%
3i Group PLC	501,341	9,358,548
AstraZeneca PLC	126,739	15,773,429
AstraZeneca PLC, ADR	555,962	34,680,910
BAE Systems PLC	1,647,827	12,443,834
Balfour Beatty PLC	475,883	1,654,226
Barclays PLC	17,559,243	48,602,120
BP PLC	4,672,921	22,395,743
British American Tobacco PLC	338,438	11,794,613
BT Group PLCB	1,139,675	2,166,427
Capita PLCB	3,019,838	1,956,468
Compass Group PLCB	503,875	10,688,467
GlaxoSmithKline PLC	1,960,812	40,482,838
Imperial Brands PLC	825,502	17,420,611
Prudential PLC	1,154,239	23,607,639
RELX PLC	1,002,467	31,062,296
Rolls-Royce Holdings PLCB	17,387,162	31,371,609
Standard Chartered PLC	1,085,814	7,354,172
Taylor Wimpey PLC	8,604,690	18,199,738
Tesco PLCA	3,694,321	13,645,781
Unilever PLC	510,250	27,317,613
WH Smith PLCB	360,789	7,712,501
WPP PLC	1,158,424	16,741,423

Total Common Stocks		406,431,006

Total United Kingdom (Cost $366,576,559)		406,431,006

United States - 1.65%

Common Stocks - 1.65%
Aon PLC, Class A	62,474	19,986,682
BRP, Inc.A	64,896	5,706,192
Ferguson PLCA	62,112	9,346,126

Total Common Stocks		35,039,000

Total United States (Cost $16,063,401)		35,039,000

See accompanying notes

15

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 2.79% (Cost $59,062,485)

Investment Companies - 2.79%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	59,062,485	$59,062,485

SECURITIES LENDING COLLATERAL - 0.36% (Cost $7,655,136)

Investment Companies - 0.36%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	7,655,136	7,655,136

TOTAL INVESTMENTS - 98.92% (Cost $1,876,777,639)		2,098,018,538
OTHER ASSETS, NET OF LIABILITIES - 1.08%		22,806,112

TOTAL NET ASSETS - 100.00%		$2,120,824,650

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2021 (Note 9).

B Non-income producing security.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $23,876,912 or 1.13% of net assets. The Fund has no right to demand registration of these securities.

D A type of Preferred Stock that has no maturity date.

E 7-day yield.

F The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Long Futures Contracts Open on October 31, 2021:

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index	534	December 2021	$ 61,255,842	$62,467,320	$1,211,478

			$ 61,255,842	$62,467,320	$1,211,478

Index Abbreviations:
MSCI EAFE	Morgan Stanley Capital International – Europe, Australasia, and Far East.

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2021, the investments were classified as described below:

International Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Canada	$63,894,130	$-	$-	$63,894,130
China/Hong Kong	79,823,012	-	-	79,823,012
Denmark	25,378,851	-	-	25,378,851
Finland	16,112,522	-	-	16,112,522
France	304,397,844	-	-	304,397,844
Germany	196,560,831	-	-	196,560,831
Ireland	24,827,702	-	-	24,827,702
Israel	11,380,002	-	-	11,380,002
Italy	72,552,751	-	-	72,552,751
Japan	349,408,267	-	-	349,408,267
Netherlands	85,681,229	-	-	85,681,229
Norway	16,399,439	-	-	16,399,439
Portugal	7,305,847	-	-	7,305,847
Republic of Korea	41,439,505	-	-	41,439,505
Singapore	11,749,455	-	-	11,749,455
South Africa	9,632,545	-	-	9,632,545
Spain	92,078,378	-	-	92,078,378
Sweden	20,705,655	-	-	20,705,655
Switzerland	136,739,354	-	-	136,739,354
United Kingdom	406,431,006	-	-	406,431,006
Foreign Preferred Stocks
Germany	23,763,592	-	-	23,763,592
Common Stocks
United States	35,039,000	-	-	35,039,000
Short-Term Investments	59,062,485	-	-	59,062,485
Securities Lending Collateral	7,655,136	-	-	7,655,136

Total Investments in Securities - Assets	$2,098,018,538	$-	$-	$2,098,018,538

Financial Derivative Instruments - Assets
Futures Contracts	$1,211,478	$-	$-	$1,211,478

Total Financial Derivative Instruments - Assets	$1,211,478	$-	$-	$1,211,478

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

17

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

Australia - 1.68% (Cost $4,665,269)

Common Stocks - 1.68%
BHP Group Ltd., ADRA	110,800	$6,076,272

Austria - 0.52% (Cost $1,947,212)

Common Stocks - 0.52%
ams AGB	95,100	1,878,942

Belgium - 2.47% (Cost $6,495,378)

Common Stocks - 2.47%
Groupe Bruxelles Lambert SA	77,312	8,959,609

Canada - 3.79%

Common Stocks - 3.79%
Nutrien Ltd.	100,000	6,991,000
Restaurant Brands International, Inc.	119,000	6,740,160

Total Common Stocks		13,731,160

Total Canada (Cost $11,275,813)		13,731,160

China/Hong Kong - 1.81%

Common Stocks - 1.81%
Shangri-La Asia Ltd.B	3,709,000	3,022,307
Swire Pacific Ltd., Class A	560,000	3,523,167

Total Common Stocks		6,545,474

Total China/Hong Kong (Cost $7,809,486)		6,545,474

France - 16.86%

Common Stocks - 16.86%
Accor SAB	171,300	6,120,884
Bollore SA	1,772,000	10,262,643
Bureau Veritas SA	317,798	10,088,102
EssilorLuxottica SA	58,101	12,015,774
JCDecaux SAB	105,741	2,757,657
Orpea SA	60,000	6,256,271
Sanofi	78,000	7,793,220
Vivendi SE	445,400	5,733,215

Total Common Stocks		61,027,766

Total France (Cost $52,521,072)		61,027,766

Germany - 17.43%

Common Stocks - 15.37%
adidas AG	27,750	9,087,980
Duerr AG	129,500	5,853,348
GEA Group AG	87,064	4,286,512
Infineon Technologies AG	236,000	11,020,401
KION Group AG	43,200	4,714,260
Siemens AG, ADR	130,000	10,619,700
Software AG	154,600	6,355,197
Stroeer SE & Co. KGaA	43,707	3,703,503

Total Common Stocks		55,640,901

Preferred Stocks - 2.06%
Henkel AG & Co. KGaAC	83,200	7,442,346

Total Germany (Cost $43,785,202)		63,083,247

See accompanying notes

18

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

Ireland - 2.87% (Cost $7,042,790)

Common Stocks - 2.87%
CRH PLC	216,400	$10,376,569

Japan - 21.64%

Common Stocks - 21.64%
Amano Corp.	314,103	7,741,306
Asahi Group Holdings Ltd.	198,300	8,972,433
FANUC Corp.	39,700	7,771,064
Hitachi Ltd.	179,768	10,337,350
Hoya Corp.	55,600	8,158,895
Makita Corp.	156,500	7,226,668
Rohm Co. Ltd.	64,700	5,892,397
Sony Group Corp., ADRA	86,800	10,050,572
TBS Holdings, Inc.	373,700	5,901,821
Toyota Industries Corp.	74,200	6,288,853

Total Common Stocks		78,341,359

Total Japan (Cost $54,164,394)		78,341,359

Mexico - 2.91%

Common Stocks - 2.91%
Fomento Economico Mexicano SAB de CV, ADR	69,500	5,712,205
Grupo Televisa SAB, ADR	477,000	4,827,240

Total Common Stocks		10,539,445

Total Mexico (Cost $8,771,870)		10,539,445

Netherlands - 2.09% (Cost $7,726,737)

Common Stocks - 2.09%
Universal Music Group NV	261,000	7,577,597

Republic of Korea - 2.70% (Cost $5,361,805)

Preferred Stocks - 2.70%
Samsung Electronics Co. Ltd.C	178,800	9,792,649

South Africa - 0.86% (Cost $3,549,353)

Common Stocks - 0.86%
Impala Platinum Holdings Ltd.	240,900	3,122,474

Spain - 1.20% (Cost $4,739,979)

Common Stocks - 1.20%
Applus Services SA	478,300	4,329,322

Switzerland - 6.98%

Common Stocks - 6.98%
Alcon, Inc.A	105,000	8,752,800
Novartis AG, ADR	83,000	6,869,080
UBS Group AGA B	531,860	9,653,259

Total Common Stocks		25,275,139

Total Switzerland (Cost $18,798,905)		25,275,139

Taiwan - 0.82% (Cost $1,158,352)

Common Stocks - 0.82%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	26,100	2,967,570

See accompanying notes

19

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

United Kingdom - 11.80%

Common Stocks - 11.80%
BP PLC, ADR	309,000	$8,896,110
Diageo PLC, ADR	49,600	9,903,632
IMI PLC	222,800	4,982,280
Johnson Matthey PLC	97,800	3,657,963
Smith & Nephew PLC	378,200	6,495,703
Smiths Group PLC	380,400	7,056,688
Unilever PLC, ADR	32,000	1,714,560

Total Common Stocks		42,706,936

Total United Kingdom (Cost $35,341,149)		42,706,936

United States - 0.53% (Cost $1,838,391)

Common Stocks - 0.53%
Clarivate PLCB	82,000	1,922,900

SHORT-TERM INVESTMENTS - 0.72% (Cost $2,625,986)

Investment Companies - 0.72%
American Beacon U.S. Government Money Market Select Fund, 0.01%D E	2,625,986	2,625,986

SECURITIES LENDING COLLATERAL - 1.67% (Cost $6,038,135)

Investment Companies - 1.67%
American Beacon U.S. Government Money Market Select Fund, 0.01%D E	6,038,135	6,038,135

TOTAL INVESTMENTS - 101.35% (Cost $285,657,278)		366,918,551
LIABILITIES, NET OF OTHER ASSETS - (1.35%)		(4,893,967)

TOTAL NET ASSETS - 100.00%		$362,024,584

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2021 (Note 9).

B Non-income producing security.

C A type of Preferred Stock that has no maturity date.

D The Fund is affiliated by having the same investment advisor.

E 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

See accompanying notes

20

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2021, the investments were classified as described below:

Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Australia	$6,076,272	$-	$-	$6,076,272
Austria	1,878,942	-	-	1,878,942
Belgium	8,959,609	-	-	8,959,609
Canada	13,731,160	-	-	13,731,160
China/Hong Kong	6,545,474	-	-	6,545,474
France	61,027,766	-	-	61,027,766
Germany	55,640,901	-	-	55,640,901
Ireland	10,376,569	-	-	10,376,569
Japan	78,341,359	-	-	78,341,359
Mexico	10,539,445	-	-	10,539,445
Netherlands	7,577,597	-	-	7,577,597
South Africa	3,122,474	-	-	3,122,474
Spain	4,329,322	-	-	4,329,322
Switzerland	25,275,139	-	-	25,275,139
Taiwan	2,967,570	-	-	2,967,570
United Kingdom	42,706,936	-	-	42,706,936
Foreign Preferred Stocks
Germany	7,442,346	-	-	7,442,346
Republic of Korea	9,792,649	-	-	9,792,649
Common Stocks
United States	1,922,900	-	-	1,922,900
Short-Term Investments	2,625,986	-	-	2,625,986
Securities Lending Collateral	6,038,135	-	-	6,038,135

Total Investments in Securities - Assets	$366,918,551	$-	$-	$366,918,551

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2021

	International Equity Fund	Tocqueville International Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$2,031,300,917	$358,254,430
Investments in affiliated securities, at fair value‡	66,717,621	8,664,121
Foreign currency, at fair value¤	46,529	–
Cash	2,859	–
Cash collateral held at broker for futures contracts	5,130,000	–
Dividends and interest receivable	6,349,454	570,023
Receivable for investments sold	5,852,452	848,644
Receivable for fund shares sold	23,753,630	145,819
Receivable for tax reclaims	5,372,386	1,924,136
Receivable for expense reimbursement (Note 2)	44,240	–
Receivable for variation margin on open futures contracts (Note 5)	1,212,658	–
Prepaid expenses	59,836	16,737

Total assets	2,145,842,582	370,423,910

Liabilities:
Payable for investments purchased	3,270,316	606,221
Payable for foreign currency, at fair value^	-	1,080,733
Payable for fund shares redeemed	9,282,015	135,728
Payable for expense recoupment (Note 2)	-	54,732
Cash due to broker for futures contracts	1,727,954	–
Management and sub-advisory fees payable (Note 2)	2,196,251	206,328
Service fees payable (Note 2)	50,340	32,831
Transfer agent fees payable (Note 2)	83,239	17,354
Payable upon return of securities loaned (Note 9)§	7,655,136	6,038,135
Custody and fund accounting fees payable	461,887	91,694
Professional fees payable	81,603	69,442
Trustee fees payable (Note 2)	12,789	1,907
Payable for prospectus and shareholder reports	151,584	36,498
Other liabilities	44,818	27,723

Total liabilities	25,017,932	8,399,326

Net assets	$2,120,824,650	$362,024,584

Analysis of net assets:
Paid-in-capital	$1,732,646,841	$283,374,642
Total distributable earnings (deficits)A	388,177,809	78,649,942

Net assets	$2,120,824,650	$362,024,584

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2021

	International Equity Fund	Tocqueville International Value Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	65,481,650		1,069,136

Y Class	11,031,379		8,229,178

Investor Class	6,300,708		9,204,649

Advisor Class	906,329		N/A

A Class	499,498		N/A

C Class	223,996		N/A

R6 Class	19,548,253		N/A

Net assets:
R5 Class	$1,329,626,349		$20,907,091

Y Class	$233,692,916		$160,793,226

Investor Class	$126,691,864		$180,324,267

Advisor Class	$18,745,607	$	N/A

A Class	$10,017,801	$	N/A

C Class	$4,317,179	$	N/A

R6 Class	$397,732,934	$	N/A

Net asset value, offering and redemption price per share:
R5 Class	$20.31		$19.56

Y Class	$21.18		$19.54

Investor Class	$20.11		$19.59

Advisor Class	$20.68	$	N/A

A Class	$20.06	$	N/A

A Class (offering price)	$21.28	$	N/A

C Class	$19.27	$	N/A

R6 Class	$20.35	$	N/A

† Cost of investments in unaffiliated securities	$1,810,060,018		$276,993,157
‡ Cost of investments in affiliated securities	$66,717,621		$8,664,121
§ Fair value of securities on loan	$33,717,931		$16,345,020
¤ Cost of foreign currency	$46,660		$–
^ Cost of payable for foreign currency	$-		$(1,085,146)

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2021

	International Equity Fund		Tocqueville International Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$73,804,049	A	$14,877,639	B
Dividend income from affiliated securities (Note 2)	6,626		406
Income derived from securities lending (Note 9)	1,065,439		661,760

Total investment income	74,876,114		15,539,805

Expenses:
Management and sub-advisory fees (Note 2)	15,494,962		2,879,172
Transfer agent fees:
R5 Class (Note 2)	382,282		11,032
Y Class (Note 2)	748,510		148,391
Investor Class	7,165		10,521
Advisor Class	1,345		-
A Class	3,558		-
C Class	2,797		-
R6 Class	24,468		-
Custody and fund accounting fees	790,217		98,718
Professional fees	252,945		118,315
Registration fees and expenses	146,080		55,451
Service fees (Note 2):
Investor Class	404,950		699,268
Advisor Class	46,182		-
A Class	16,348		-
C Class	4,715		-
Distribution fees (Note 2):
Advisor Class	47,633		-
A Class	27,232		-
C Class	44,431		-
Prospectus and shareholder report expenses	336,576		-
Trustee fees (Note 2)	169,786		25,186
Loan expense (Note 10)	12,522		3,081
Other expenses	343,999		61,521

Total expenses	19,308,703		4,110,656

Net fees waived and expenses (reimbursed) (Note 2)	(54,858)		(2,785)

Net expenses	19,253,845		4,107,871

Net investment income	55,622,269		11,431,934

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	280,867,172		33,490,298
Commission recapture (Note 1)	16,186		-
Foreign currency transactions	44,158		(256,002)
Futures contracts	20,510,579		-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesD	443,808,489		41,854,115
Foreign currency transactions	(416,214)		(45,853)
Futures contracts	3,210,757		-

Net gain from investments	748,041,127		75,042,558

Net increase in net assets resulting from operations	$803,663,396		$86,474,492

† Foreign taxes	$9,193,131		$2,055,505

A Includes significant dividends from one issuer of $7,780,139.
B Includes significant dividends from one issuer of $6,570,531.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

24

American Beacon FundsSM

Statements of Changes in Net Assets

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$55,622,269	$44,031,672	$11,431,934	$3,137,388
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions and futures contracts	301,438,095	(109,117,617)	33,234,296	(41,543,654)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions and futures contracts	446,603,032	(334,130,907)	41,808,262	27,876,142

Net increase (decrease) in net assets resulting from operations	803,663,396	(399,216,852)	86,474,492	(10,530,124)

Distributions to shareholders:
Total retained earnings:
R5 Class	(19,243,533)	(43,205,283)	(153,791)	(913,408)
Y Class	(12,813,335)	(24,303,477)	(658,999)	(5,529,636)
Investor Class	(1,252,478)	(5,738,579)	(746,996)	(5,612,764)
Advisor Class	(149,763)	(1,077,549)	-	-
A Class	(146,453)	(369,593)	-	-
C Class	(25,086)	(117,950)	-	-
R6 Class	(6,209,328)	(6,125,156)	-	-

Net distributions to shareholders	(39,839,976)	(80,937,587)	(1,559,786)	(12,055,808)

Capital share transactions (Note 11):
Proceeds from sales of shares	672,415,177	961,004,171	73,601,571	65,256,388
Reinvestment of dividends and distributions	38,609,524	76,255,966	1,341,676	9,872,145
Cost of shares redeemed	(1,398,901,051)	(1,375,328,666)	(153,630,756)	(318,581,846)

Net (decrease) in net assets from capital share transactions	(687,876,350)	(338,068,529)	(78,687,509)	(243,453,313)

Net increase (decrease) in net assets	75,947,070	(818,222,968)	6,227,197	(266,039,245)

Net assets:
Beginning of year	2,044,877,580	2,863,100,548	355,797,387	621,836,632

End of year	$2,120,824,650	$2,044,877,580	$362,024,584	$355,797,387

See accompanying notes

25

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of October 31, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

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Notes to Financial Statements

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Class	Eligible Investors	Minimum Initial Investments

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Funds’ custodian. Reconciliations are performed between custody and accounting systems to help ensure reclaim accruals are in line. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

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Notes to Financial Statements

October 31, 2021

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedules:

International Equity Fund

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

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Notes to Financial Statements

October 31, 2021

Tocqueville International Value Fund

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the American Beacon International Equity Fund, and the Manager have entered into Investment Advisory Agreements with Causeway Capital Management LLC; Lazard Asset Management LLC; and American Century Investment Management Inc. (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Trust, on behalf of the American Beacon Tocqueville International Value Fund, and the Manager have entered into an Investment Advisory Agreement with Tocqueville Asset Management LP (“Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $1 billion	0.35%
Over $2 billion	0.325%

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2021 were as follows:

International Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$8,961,334
Sub-Advisor Fees	0.26%	6,533,628

Total	0.61%	$15,494,962

Tocqueville International Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,382,514
Sub-Advisor Fees	0.40%	1,496,658

Total	0.75%	$2,879,172

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended October 31, 2021, the Manager received securities lending fees of $113,627 and $72,989 for the securities lending activities of International Equity Fund and Tocqueville International Value Fund, respectively.

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Notes to Financial Statements

October 31, 2021

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Investor, Advisor, A, and C Classes have each adopted a Service Plan (collectively, the “Plans”). The Plans authorize the payment to the Manager an annual fee up to 0.375% of the average daily net assets of the Investor Class, up to 0.25% of the average daily net assets of the Advisor Class, up to 0.25% of the average daily net assets of the A Class, and up to 0.25% of the average daily net assets of the C Class. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class, and Investor Class including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees will be payable monthly in arrears. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
International Equity	$1,053,642
Tocqueville International Value	147,671

As of October 31, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
International Equity	$67,032
Tocqueville International Value	14,043

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG

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October 31, 2021

Select Fund. The Funds listed below held the following shares with an October 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2021 Fair Value
U.S. Government Money Market Select Fund	Direct	International Equity	$59,062,485	$-	$-	$6,626	$59,062,485
U.S. Government Money Market Select Fund	Securities Lending	International Equity	7,655,136	-	-	N/A	7,655,136
U.S. Government Money Market Select Fund	Direct	Tocqueville International Value	2,625,986	-	-	406	2,625,986
U.S. Government Money Market Select Fund	Securities Lending	Tocqueville International Value	6,038,135	-	-	N/A	6,038,135

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2021, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
International Equity	$79,650	$21,048	$100,698
Tocqueville International Value	4,591	5,936	10,527

Interfund Credit Facility

Pursuant to an exemptive order issued by SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2021, the International Equity Fund participated as a lender by loaning an amount of $10,651,379 for 1 day at an interest rate of 0.82% with interest charges of $239. This amount is included in “Interest income” on the Statements of Operations. The Tocqueville International Value Fund borrowed on average $1,341,485 for 27 days at an average interest rate of 0.82% with interest charges of $815. This amount is recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the R6 Class of the International Equity Fund and the R5 and Y Classes of the Tocqueville International Value Fund, through February 28, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage

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Notes to Financial Statements

October 31, 2021

commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the expense cap. During the year ended October 31, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	11/1/2020 - 2/28/2021	3/1/2021 - 10/31/2021	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
International Equity	R6	0.69%	0.69%	$54,858	$(27,656	)*	2023-2024
Tocqueville International Value	R5	0.89%	0.89%	2,785	(1,418	)*	2023-2024
Tocqueville International Value	Y	0.99%	0.99%	-	-		2023-2024
Tocqueville International Value	Investor	1.25%	N/A	-	-		2023-2024

* This amount represents Recouped Expenses from prior fiscal years and is reflected in Other Expenses on the Statements of Operations.

Of the above amounts, $44,240 was disclosed as a Receivable for expense reimbursement and $54,732 was disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at October 31, 2021 for the International Equity Fund and Tocqueville International Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
International Equity	$3,462	$-	$-	2021-2022
International Equity	24,194	67,213	-	2022-2023
Tocqueville International Value	1,418	3,057	-	2022-2023

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2021, RID collected $202 for International Equity Fund from the sale of Class A Shares. The Tocqueville International Value Fund does not offer Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2021, there were no CDSC fees collected for the Class A Shares of the International Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C of the International Equity Fund Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

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Notes to Financial Statements

October 31, 2021

During the year ended October 31, 2021, CDSC fees of $7 were collected for the Class C Shares of International Equity Fund. The Tocqueville International Value Fund does not offer Class C Shares.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of a Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market

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Notes to Financial Statements

October 31, 2021

quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

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Notes to Financial Statements

October 31, 2021

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value

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Notes to Financial Statements

October 31, 2021

hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

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October 31, 2021

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended October 31, 2021 are disclosed in the Notes to the Schedules of Investments.

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Notes to Financial Statements

October 31, 2021

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Preferred Stock

Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

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Notes to Financial Statements

October 31, 2021

During the year ended October 31, 2021, the International Equity Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2021
International Equity	643

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

International Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$1,211,478	$1,211,478

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$20,510,579	$20,510,579

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$3,210,757	$3,210,757

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount

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October 31, 2021

represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2021.

International Equity Fund

Offsetting of Financial and Derivative Assets as of October 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$1,211,478	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,211,478	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,211,478)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$7,655,136	$-	$-	$-	$7,655,136

Total Borrowings	$7,655,136	$-	$-	$-	$7,655,136

Gross amount of recognized liabilities for securities lending transactions					$7,655,136

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Tocqueville International Value Fund

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,038,135	$-	$-	$-	$6,038,135

Total Borrowings	$6,038,135	$-	$-	$-	$6,038,135

Gross amount of recognized liabilities for securities lending transactions					$6,038,135

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Funds may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or

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Notes to Financial Statements

October 31, 2021

liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real

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October 31, 2021

estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’

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October 31, 2021

performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Because the Funds invest in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of

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October 31, 2021

securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Funds generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Multiple Sub-Advisor Risk

The Manager may allocate the Funds’ assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Funds’ assets. To a significant extent, the Funds’ performance will depend on the success of the Manager in allocating the Funds’ assets to sub-advisors and its selection and oversight of the sub- advisors. Because each sub-advisor manages its allocated portion of the Funds independently from another sub-advisor, the same security may be held in different portions of the Funds, or may be acquired for one portion of the Funds at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Funds’ holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Funds. Because each sub-advisor directs the trading for its own portion of the Funds, and does not aggregate its transactions with those of the other sub-advisors, the Funds may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Funds’ assets among the Funds’ sub-advisors in a manner that it believes is consistent with achieving the Funds’ investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Funds’ assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or

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October 31, 2021

political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Other Investment Companies Risk

To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Funds, direct fees and expenses. If the Funds invest in other investment companies, the Funds may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Funds’ shareholders when distributed to them. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Funds will be subject to the risks associated with investments in those companies, including but not limited to interest rate risk, credit risk, and market risk.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments

45

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

7.   Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$19,243,533	$43,205,283	$153,791	$913,408
Y Class	12,813,335	24,303,477	658,999	5,529,636
Investor Class	1,252,478	5,738,579	746,996	5,612,764
Advisor Class	149,763	1,077,549	-	-
A Class	146,453	369,593	-	-
C Class	25,086	117,950	-	-
R6 Class	6,209,328	6,125,156	-	-
Long-term capital gains
R5 Class	-	-	-	-
Y Class	-	-	-	-
Investor Class	-	-	-	-
Advisor Class	-	-	-	-
A Class	-	-	-	-
C Class	-	-	-	-
R6 Class	-	-	-	-

Total distributions paid	$39,839,976	$80,937,587	$1,559,786	$12,055,808

* For tax purposes, short-term capital gains are considered ordinary income distributions.

46

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

As of October 31, 2021, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
International Equity	$1,908,824,898	$295,383,104	$(104,992,049)	$190,391,055
Tocqueville International Value	289,209,411	86,879,939	(9,151,233)	77,728,706

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
International Equity	$190,391,055	$60,202,676	$137,584,079	$-	$(1)	$388,177,809
Tocqueville International Value	77,728,706	13,300,764	-	(12,379,528)	-	78,649,942

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, unused capital loss carryforwards, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. The Funds had no permanent differences as of October 31, 2021.

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of October 31, 2021, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
International Equity	$-	$-
Tocqueville International Value	-	12,379,528

The International Equity Fund utilized $62,592,823 short-term and $89,404,879 long-term capital loss carryforwards. The Tocqueville International Value Fund utilized $6,777,051 short-term and $25,731,508 long-term capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
International Equity	$973,144,670	$1,635,622,390
Tocqueville International Value	122,030,139	173,132,313

47

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2021 were as follows:

Fund	Type of Transaction	October 31, 2020 Shares/Fair Value	Purchases	Sales	October 31, 2021 Shares/Fair Value
International Equity	Direct	$55,081,499	$1,667,379,937	$1,663,398,951	$59,062,485
International Equity	Securities Lending	5,030,543	378,191,575	375,566,982	7,655,136
Tocqueville International Value	Direct	11,592,030	121,853,724	130,819,768	2,625,986
Tocqueville International Value	Securities Lending	3,339,142	76,946,169	74,247,176	6,038,135

Affiliated Trades:

Cross trades for the year ended October 31, 2021, if any, were executed by the Funds pursuant to procedures adopted by the Board to ensure compliance with Rule 17a-7 under the Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the Chief Compliance Officer (“CCO”) certifies to the Board that the 17a-7 transactions entered into by the funds complied with the Rule 17a-7 Procedures adopted by the Board.

For the year ended October 31, 2021, cross trades by the Funds under Rule 17a-7 were as follows:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
International Equity	$48,619	$1,239,758	$(5,050)

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In

48

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
International Equity	$33,717,931	$7,655,136	$28,322,230	$35,977,366
Tocqueville International Value	16,345,020	6,038,135	10,757,980	16,796,115

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Funds’ Committed Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Funds’ Uncommitted Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

49

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2021, the Funds did not utilize this facility.

11.   Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	15,909,693	$311,036,157	28,411,612	$413,054,584
Reinvestment of dividends	1,023,705	18,293,611	2,205,748	40,475,468
Shares redeemed	(17,231,226)	(332,477,857)	(47,892,354)	(714,194,178)

Net (decrease) in shares outstanding	(297,828)	$(3,148,089)	(17,274,994)	$(260,664,126)

	Y Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	7,224,999	$139,099,126	15,009,570	$226,696,600
Reinvestment of dividends	680,368	12,695,662	1,184,510	22,683,362
Shares redeemed	(39,792,200)	(820,191,598)	(20,937,732)	(342,134,108)

Net (decrease) in shares outstanding	(31,886,833)	$(668,396,810)	(4,743,652)	$(92,754,146)

	Investor Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	3,622,542	$70,802,228	1,943,992	$28,602,293
Reinvestment of dividends	68,848	1,222,060	311,501	5,672,429
Shares redeemed	(3,760,379)	(71,763,443)	(8,253,006)	(123,295,754)

Net increase (decrease) in shares outstanding	(68,989)	$260,845	(5,997,513)	$(89,021,032)

	Advisor Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	124,326	$2,477,618	662,934	$9,904,449
Reinvestment of dividends	8,194	149,699	57,643	1,077,351
Shares redeemed	(322,694)	(6,341,507)	(2,124,838)	(34,005,957)

Net (decrease) in shares outstanding	(190,174)	$(3,714,190)	(1,404,261)	$(23,024,157)

	A Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	166,073	$3,203,132	248,254	$3,772,133
Reinvestment of dividends	8,158	144,484	20,020	364,173
Shares redeemed	(328,406)	(6,319,853)	(397,233)	(6,125,328)

Net (decrease) in shares outstanding	(154,175)	$(2,972,237)	(128,959)	$(1,989,022)

50

American Beacon FundsSM

Notes to Financial Statements

October 31, 2021

	C Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	46,799	$859,477	45,274	$697,918
Reinvestment of dividends	1,411	24,166	6,493	114,278
Shares redeemed	(69,515)	(1,302,164)	(165,810)	(2,343,389)

Net (decrease) in shares outstanding	(21,305)	$(418,521)	(114,043)	$(1,531,193)

	R6 Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	7,429,933	$144,937,439	19,524,226	$278,276,194
Reinvestment of dividends	339,656	6,079,842	319,483	5,868,905
Shares redeemed	(8,191,850)	(160,504,629)	(9,816,515)	(153,229,952)

Net increase (decrease) in shares outstanding	(422,261)	$(9,487,348)	10,027,194	$130,915,147

	R5 Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	165,473	$3,170,509	254,151	$3,799,313
Reinvestment of dividends	8,607	153,726	56,556	910,567
Shares redeemed	(409,748)	(7,842,762)	(1,379,136)	(17,985,926)

Net (decrease) in shares outstanding	(235,668)	$(4,518,527)	(1,068,429)	$(13,276,046)

	Y Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,865,875	$56,537,915	2,542,137	$38,027,861
Reinvestment of dividends	26,969	481,673	223,999	3,604,138
Shares redeemed	(3,442,561)	(62,946,165)	(8,650,732)	(124,089,686)

Net (decrease) in shares outstanding	(549,717)	$(5,926,577)	(5,884,596)	$(82,457,687)

	Investor Class
	Year Ended October 31, 2021		Year Ended October 31, 2020
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	714,528	$13,893,147	1,585,655	$23,429,214
Reinvestment of dividends	39,369	706,277	331,320	5,357,440
Shares redeemed	(4,296,803)	(82,841,829)	(11,936,282)	(176,506,234)

Net (decrease) in shares outstanding	(3,542,906)	$(68,242,405)	(10,019,307)	$(147,719,580)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

51

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2021		2020B	2019	2018	2017

Net asset value, beginning of period	$14.73		$18.06	$18.71	$20.88	$17.41

Income (loss) from investment operations:
Net investment income	0.45	C	0.36	0.55	0.44	0.39
Net gains (losses) on investments (both realized and unrealized)	5.43		(3.15)	0.34	(1.95)	3.51

Total income (loss) from investment operations	5.88		(2.79)	0.89	(1.51)	3.90

Less distributions:
Dividends from net investment income	(0.30)		(0.54)	(0.40)	(0.35)	(0.43)
Distributions from net realized gains	-		-	(1.14)	(0.31)	-

Total distributions	(0.30)		(0.54)	(1.54)	(0.66)	(0.43)

Net asset value, end of period	$20.31		$14.73	$18.06	$18.71	$20.88

Total returnD	40.18%		(16.04)%	5.94%	(7.55)%	22.94%

Ratios and supplemental data:
Net assets, end of period	$1,329,626,349		$968,859,543	$1,499,867,401	$1,613,462,237	$1,644,165,106
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.73%		0.72%	0.73%	0.73%	0.73%
Expenses, net of reimbursements and/or recoupments	0.73%		0.72%	0.73%	0.73%	0.73%
Net investment income, before expense reimbursements and/or recoupments	2.31	%C	1.83%	2.93%	2.17%	2.01%
Net investment income, net of reimbursements and/or recoupments	2.31	%C	1.83%	2.93%	2.17%	2.01%
Portfolio turnover rate	41%		77%	36%	29%	32%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

C	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.0746.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2021		2020A	2019	2018	2017

Net asset value, beginning of period	$15.36		$18.81	$19.42	$21.64	$18.03

Income (loss) from investment operations:
Net investment income	1.83	B	0.36	0.54	0.46	0.38
Net gains (losses) on investments (both realized and unrealized)	4.27		(3.28)	0.37	(2.04)	3.65

Total income (loss) from investment operations	6.10		(2.92)	0.91	(1.58)	4.03

Less distributions:
Dividends from net investment income	(0.28)		(0.53)	(0.38)	(0.33)	(0.42)
Distributions from net realized gains	-		-	(1.14)	(0.31)	-

Total distributions	(0.28)		(0.53)	(1.52)	(0.64)	(0.42)

Net asset value, end of period	$21.18		$15.36	$18.81	$19.42	$21.64

Total returnC	39.99%		(16.09)%	5.83%	(7.58)%	22.84%

Ratios and supplemental data:
Net assets, end of period	$233,692,916		$659,159,857	$896,442,437	$904,847,058	$1,029,629,647
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.79%		0.80%	0.80%	0.80%	0.80%
Expenses, net of reimbursements and/or recoupments	0.79%		0.80%	0.80%	0.80%	0.80%
Net investment income, before expense reimbursements and/or recoupments	2.01	%B	1.77%	2.87%	2.10%	1.95%
Net investment income, net of reimbursements and/or recoupments	2.01	%B	1.77%	2.87%	2.10%	1.95%
Portfolio turnover rate	41%		77%	36%	29%	32%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.0243.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2021		2020A	2019	2018	2017

Net asset value, beginning of period	$14.57		$17.87	$18.52	$20.67	$17.24

Income (loss) from investment operations:
Net investment income	0.38	B	0.40	0.49	0.41	0.35
Net gains (losses) on investments (both realized and unrealized)	5.38		(3.22)	0.33	(1.97)	3.45

Total income (loss) from investment operations	5.76		(2.82)	0.82	(1.56)	3.80

Less distributions:
Dividends from net investment income	(0.22)		(0.48)	(0.33)	(0.28)	(0.37)
Distributions from net realized gains	-		-	(1.14)	(0.31)	-

Total distributions	(0.22)		(0.48)	(1.47)	(0.59)	(0.37)

Net asset value, end of period	$20.11		$14.57	$17.87	$18.52	$20.67

Total returnC	39.72%		(16.33)%	5.55%	(7.86)%	22.50%

Ratios and supplemental data:
Net assets, end of period	$126,691,864		$92,817,287	$221,043,036	$250,804,403	$316,589,769
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.06%		1.07%	1.05%	1.06%	1.07%
Expenses, net of reimbursements and/or recoupments	1.06%		1.07%	1.05%	1.06%	1.07%
Net investment income, before expense reimbursements and/or recoupments	1.98	%B	1.35%	2.59%	1.83%	1.69%
Net investment income, net of reimbursements and/or recoupments	1.98	%B	1.35%	2.59%	1.83%	1.69%
Portfolio turnover rate	41%		77%	36%	29%	32%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.0785.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2021		2020A	2019	2018	2017

Net asset value, beginning of period	$14.94		$18.31	$18.93	$21.15	$17.62

Income (loss) from investment operations:
Net investment income	0.41	B	0.37	0.43	0.36	0.23
Net gains (losses) on investments (both realized and unrealized)	5.48		(3.29)	0.39	(1.99)	3.64

Total income (loss) from investment operations	5.89		(2.92)	0.82	(1.63)	3.87

Less distributions:
Dividends from net investment income	(0.15)		(0.45)	(0.30)	(0.28)	(0.34)
Distributions from net realized gains	-		-	(1.14)	(0.31)	-

Total distributions	(0.15)		(0.45)	(1.44)	(0.59)	(0.34)

Net asset value, end of period	$20.68		$14.94	$18.31	$18.93	$21.15

Total returnC	39.53%		(16.43)%	5.38%	(7.99)%	22.38%

Ratios and supplemental data:
Net assets, end of period	$18,745,607		$16,387,094	$45,797,068	$48,571,916	$55,715,606
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.20%		1.20%	1.20%	1.20%	1.20%
Expenses, net of reimbursements and/or recoupments	1.20%		1.20%	1.20%	1.20%	1.20%
Net investment income, before expense reimbursements and/or recoupments	1.79	%B	1.34%	2.40%	1.70%	1.51%
Net investment income, net of reimbursements and/or recoupments	1.79	%B	1.34%	2.40%	1.70%	1.51%
Portfolio turnover rate	41%		77%	36%	29%	32%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.0709.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2021		2020A	2019	2018	2017

Net asset value, beginning of period	$14.55		$17.85	$18.50	$20.63	$17.23

Income (loss) from investment operations:
Net investment income	0.36	B	0.21	0.45	0.38	0.30
Net gains (losses) on investments (both realized and unrealized)	5.38		(3.04)	0.36	(1.95)	3.48

Total income (loss) from investment operations	5.74		(2.83)	0.81	(1.57)	3.78

Less distributions:
Dividends from net investment income	(0.23)		(0.47)	(0.32)	(0.25)	(0.38)
Distributions from net realized gains	-		-	(1.14)	(0.31)	-

Total distributions	(0.23)		(0.47)	(1.46)	(0.56)	(0.38)

Net asset value, end of period	$20.06		$14.55	$17.85	$18.50	$20.63

Total returnC	39.65%		(16.37)%	5.46%	(7.89)%	22.43%

Ratios and supplemental data:
Net assets, end of period	$10,017,801		$9,512,972	$13,973,709	$14,141,551	$17,829,657
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%		1.13%	1.15%	1.08%	1.12%
Expenses, net of reimbursements and/or recoupments	1.13%		1.13%	1.15%	1.08%	1.12%
Net investment income, before expense reimbursements and/or recoupments	1.83	%B	1.35%	2.50%	1.80%	1.65%
Net investment income, net of reimbursements and/or recoupments	1.83	%B	1.35%	2.50%	1.80%	1.65%
Portfolio turnover rate	41%		77%	36%	29%	32%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.0643.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

56

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2021		2020A	2019	2018	2017

Net asset value, beginning of period	$13.99		$17.18	$17.84	$19.93	$16.73

Income (loss) from investment operations:
Net investment income	0.19	B	0.01	0.29	0.22	0.17
Net gains (losses) on investments (both realized and unrealized)	5.19		(2.86)	0.37	(1.87)	3.36

Total income (loss) from investment operations	5.38		(2.85)	0.66	(1.65)	3.53

Less distributions:
Dividends from net investment income	(0.10)		(0.34)	(0.18)	(0.13)	(0.33)
Distributions from net realized gains	-		-	(1.14)	(0.31)	-

Total distributions	(0.10)		(0.34)	(1.32)	(0.44)	(0.33)

Net asset value, end of period	$19.27		$13.99	$17.18	$17.84	$19.93

Total returnC	38.56%		(16.98)%	4.69%	(8.52)%	21.50%

Ratios and supplemental data:
Net assets, end of period	$4,317,179		$3,431,934	$6,174,460	$6,625,329	$7,622,425
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.86%		1.86%	1.87%	1.81%	1.88%
Expenses, net of reimbursements and/or recoupments	1.86%		1.86%	1.87%	1.81%	1.88%
Net investment income, before expense reimbursements and/or recoupments	1.14	%B	0.61%	1.73%	1.08%	0.96%
Net investment income, net of reimbursements and/or recoupments	1.14	%B	0.61%	1.73%	1.08%	0.96%
Portfolio turnover rate	41%		77%	36%	29%	32%
A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.0667.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

57

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,					February 28, 2017B to October 31, 2017
	2021		2020A	2019	2018

Net asset value, beginning of period	$14.76		$18.08	$18.73	$20.89	$17.80

Income from investment operations:
Net investment income	0.45	C	0.39	0.51	0.39	0.08
Net gains (losses) on investments (both realized and unrealized)	5.44		(3.16)	0.39	(1.88)	3.01

Total income (loss) from investment operations	5.89		(2.77)	0.90	(1.49)	3.09

Less distributions:
Dividends from net investment income	(0.30)		(0.55)	(0.41)	(0.36)	-
Distributions from net realized gains	-		-	(1.14)	(0.31)	-

Total distributions	(0.30)		(0.55)	(1.55)	(0.67)	-

Net asset value, end of period	$20.35		$14.76	$18.08	$18.73	$20.89

Total returnD	40.20%		(15.93)%	5.98%	(7.47)%	17.36	%E

Ratios and supplemental data:
Net assets, end of period	$397,732,934		$294,708,893	$179,802,437	$48,725,523	$6,367,999
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.71%		0.72%	0.70%	0.70%	0.89	%F
Expenses, net of reimbursements and/or recoupments	0.70	%G	0.69%	0.66%	0.66%	0.66	%F
Net investment income, before expense reimbursements and/or recoupments	2.30	%C	1.88%	3.09%	2.11%	1.63	%F
Net investment income, net of reimbursements and/or recoupments	2.31	%C	1.91%	3.13%	2.15%	1.85	%F
Portfolio turnover rate	41%		77%	36%	29%	32	%H

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Commencement of operations.
C	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.0738.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
H	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

58

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,			January 22, 2019B to October 31, 2019

	2021		2020

Net asset value, beginning of period	$15.58		$15.65	$14.78

Income from investment operations:
Net investment income	0.60	C	0.03	0.21
Net gains on investments (both realized and unrealized)	3.50		0.29	0.66

Total income from investment operations	4.10		0.32	0.87

Less distributions:
Dividends from net investment income	(0.12)		(0.39)	-

Total distributions	(0.12)		(0.39)	-

Net asset value, end of period	$19.56		$15.58	$15.65

Total returnD	26.38%		1.94%	5.89	%E

Ratios and supplemental data:
Net assets, end of period	$20,907,091		$20,327,704	$37,138,368
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.92%		0.91%	0.93	%F
Expenses, net of reimbursements and/or recoupments	0.91	%H	0.89%	0.89	%F
Net investment income, before expense reimbursements and/or recoupments	3.14	%C	0.84%	2.18	%F
Net investment income, net of reimbursements and/or recoupments	3.15	%C	0.86%	2.22	%F
Portfolio turnover rate	34%		28%	35	%G

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.3366.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover is for the period from January 22, 2019 through October 31, 2019 and is not annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

59

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,			January 22, 2019A to October 31, 2019

	2021		2020

Net asset value, beginning of period	$15.56		$15.64	$14.78

Income from investment operations:
Net investment income	0.59	B	0.05	0.23
Net gains on investments (both realized and unrealized)	3.49		0.25	0.63

Total income from investment operations	4.08		0.30	0.86

Less distributions:
Dividends from net investment income	(0.10)		(0.38)	-

Total distributions	(0.10)		(0.38)	-

Net asset value, end of period	$19.54		$15.56	$15.64

Total returnC	26.25%		1.84%	5.82	%D

Ratios and supplemental data:
Net assets, end of period	$160,793,226		$136,563,697	$229,275,205
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.98%		0.99%	0.98	%E
Expenses, net of reimbursements and/or recoupments	0.98%		0.99%	0.98	%E
Net investment income, before expense reimbursements and/or recoupments	3.40	%B	0.78%	2.10	%E
Net investment income, net of reimbursements and/or recoupments	3.40	%B	0.78%	2.10	%E
Portfolio turnover rate	34%		28%	35	%F

A	Commencement of operations.
B	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.3834.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover is for the period from January 22, 2019 through October 31, 2019 and is not annualized.

See accompanying notes

60

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2021		2020	2019	2018		2017

Net asset value, beginning of period	$15.60		$15.61	$15.06	$17.58		$14.44

Income (loss) from investment operations:
Net investment income	0.76	B	0.25	0.40	0.24	A	0.14	A
Net gains (losses) on investments (both realized and unrealized)	3.29		0.01	0.34	(2.53)		3.23

Total income (loss) from investment operations	4.05		0.26	0.74	(2.29)		3.37

Less distributions:
Dividends from net investment income	(0.06)		(0.27)	(0.19)	(0.17)		(0.15)
Distributions from net realized gains	-		-	-	(0.06)		(0.08)

Total distributions	(0.06)		(0.27)	(0.19)	(0.23)		(0.23)

Net asset value, end of period	$19.59		$15.60	$15.61	$15.06		$17.58

Total returnC	26.01%		1.63%	5.03%	(13.20)%		23.70%

Ratios and supplemental data:
Net assets, end of period	$180,324,267		$198,905,986	$355,423,059	$1,060,000,108		$1,120,993,795
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.20%		1.18%	1.29%	1.48%		1.53%
Expenses, net of reimbursements and/or recoupments	1.20%		1.18%	1.18%	1.25%		1.25%
Net investment income, before expense reimbursements and/or recoupments	2.81	%B	0.63%	1.42%	1.09%		0.73%
Net investment income, net of reimbursements and/or recoupments	2.81	%B	0.63%	1.53%	1.32%		1.01%
Portfolio turnover rate	34%		28%	35%	25%		22%

A	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
B	Net investment income includes significant dividend payment from Vivendi SE amounting to $0.3074.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

61

American Beacon FundsSM

Federal Tax Information

October 31, 2021 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

International Equity	0.14%
Tocqueville International Value	4.90%

Qualified Dividend Income:

International Equity	100.00%
Tocqueville International Value	100.00%

Long-Term Capital Gain Distributions:

International Equity	$0
Tocqueville International Value	$0

Short-Term Capital Gain Distributions:

International Equity	$0
Tocqueville International Value	$0

Foreign tax credit:

International Equity	$8,352,207
Tocqueville International Value	$1,896,701

The foreign tax credits for International Equity and Tocqueville International Value are based on foreign source income of $83,083,804 and $16,940,075, respectively for the year ended October 31, 2021.

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

62

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon International Equity Fund (“International Equity Fund”) and the American Beacon Tocqueville International Value Fund (“Tocqueville Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the International Equity Fund, and each of Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”) and American Century Investments, Inc. (“ACI”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Tocqueville Fund and Tocqueville Asset Management LP (“Tocqueville”).

Causeway, Lazard, ACI, and Tocqueville are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information, as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded

63

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisors for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the International Equity Fund’s long-term performance and Tocqueville Fund’s performance since its inception on January 18, 2019; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each subadvisor; the adequacy of the resources committed to the Funds by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by: (1) each of Causeway and Lazard regarding the performance of its portion of the International Equity Fund, and Tocqueville regarding the performance of the Tocqueville Fund, relative to the performance of a composite of comparable investment accounts managed by the subadvisor; (2) each subadvisor regarding the performance of its portion of the Funds relative to the relevant Fund benchmark index; and (3) ACI regarding the performance of its portion of the International Equity Fund relative to an additional benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager

64

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

earning a profit with respect to each Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for the share classes of each Fund, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by Causeway and Lazard that the International Equity Fund’s fee rate schedule generally was favorable compared to other comparable client accounts. The Board considered ACI’s representation that it does not manage a comparable investment account in the strategy of the International Equity Fund and Tocqueville do not manage any directly comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints for the subadvisory fee rate for each Fund. The Board considered that the Tocqueville Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee breakpoint and the current assets of the International Equity Fund allocated to ACI did not exceed the threshold necessary to reach the first subadvisory fee breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that the Funds’ current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager

65

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

manages directly, and for which the Manager receives a fee. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Funds’ custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Additional Considerations and Conclusions with Respect to the International Equity Fund

In considering the renewal of the Management Agreement for the International Equity Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking	2nd Quintile

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	4th Quintile

In considering the renewal of the Investment Advisory Agreements with Causeway, Lazard and ACI, the Board considered that the diversification of investment strategies facilitated by the International Equity Fund’s multi-manager structure permits the International Equity Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2020)

Causeway	5 Years	1	st Quintile
Lazard	5 Years	1	st Quintile
ACI	<1 Year

The Board also considered: (1) the International Equity Fund’s more limited exposure to emerging market countries than the funds in its Broadridge Performance Universe and Morningstar category, and that, accordingly, the Manager expects the International Equity Fund to underperform those peer groups when emerging markets outperform developed markets; (2) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the International Equity Fund; (3) the recent termination of a prior subadvisor and the addition of ACI; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the International Equity Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the International Equity Fund.

Additional Considerations and Conclusions with Respect to the Tocqueville Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Tocqueville for the Tocqueville Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) Tocqueville’s representation that it does not directly manage comparable investment accounts to the Tocqueville Fund; (2) the Tocqueville Fund acquired all of the assets of The Tocqueville International Value Fund (“Acquired Fund”), on January 18, 2019, and that the Tocqueville Fund’s performance prior to that date is that of the Acquired Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period since the Tocqueville Fund was acquired.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Tocqueville Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Tocqueville Fund.

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

68

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

69

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

71

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

72

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

73

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

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American Beacon FundsSM

Privacy Policy

October 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/21

American Beacon®
FUNDS

2021 ANNUAL REPORT

October 31, 2021

LARGE CAP VALUE FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

LCV 1021

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

LARGE CAP VALUE FUND RISKS

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2021 (Unaudited)

U.S. equities posted strong returns for the 12-month period ended October 31, 2021. The broader market, as measured by the Russell 3000 Index, posted a 43.89% gain. Smaller companies led the way with the Russell 2000 Index rising 50.80%. Mid- and large-cap companies also participated in the rally, with 45.40% and 43.51% returns for the Russell Midcap and Russell 1000 Indexes, respectively. The rally was consistent for most of the period, reflecting an improving economy, accommodative monetary policy and fiscal stimulus.

The prospect of full-scale COVID-19 vaccinations prompted a major shift in investor preference to under-owned Value stocks in the fourth quarter of 2020. Value’s outperformance continued into 2021 as the vaccine rollout accelerated, while massive fiscal and monetary stimulus set the stage for a powerful rebound in consumer spending. In June 2021 investor preference moved in favor of Growth-style stocks as the Federal Reserve spoke about potential tapering, while the spread of the COVID-19 delta variant in both Asia and the U.S. raised concerns about the economic impact. Stocks then rebounded strongly in October 2021 as macro concerns abated; both the Value and Growth cohorts benefited, with Growth outpacing Value. For the full 12-month period, Value stocks outpaced Growth as measured by the Russell 3000 Value Index return of 44.97% and the Russell 3000 Growth Index return of 42.81%.

Inflation picked up steam during 2021, reflecting supply chain disruptions and pent-up demand due to the pandemic. In its latest comments, the Federal Reserve acknowledged higher-than-expected inflation but continued to point to overall deceleration in the rate with the expectation that core inflation (measured by the personal consumption expenditures deflator) could rise between 2% and 2.5% in 2022 and 2023 compared to a roughly 4% increase in 2021. Rising inflation has persisted longer than the Federal Reserve initially expected, but supply chain disruptions from the pandemic have contributed meaningfully to inflation in certain segments of the economy.

With regard to monetary policy, the Federal Reserve maintained the federal funds rate at 0% to 0.25% over the year and announced plans to begin tapering quantitative easing. The Federal Reserve will reduce asset purchases by $10 billion for U.S. Treasuries and $5 billion for agency mortgage-backed securities. The dot plots from Federal Open Market Committee members suggest rate increases could begin in late 2022.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

The Investor Class of the American Beacon Large Cap Value Fund (the “Fund”) returned 52.04% for the twelve months ended October 31, 2021, outperforming the Russell 1000® Value Index (the “Index”) return of 43.76% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2011 through 10/31/2021

Total Returns for the Period ended October 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2011- 10/31/2021
R5 Class (1,6)	AADEX	52.60%	15.09%	13.85%	12.94%	$33,766
Y Class (1,6)	ABLYX	52.47%	15.00%	13.76%	12.86%	$33,517
Investor Class (1,6)	AAGPX	52.04%	14.70%	13.47%	12.56%	$32,635
Advisor Class (1,6)	AVASX	51.89%	14.54%	13.31%	12.41%	$32,201
A Class without sales charge (1,2,6)	ALVAX	52.15%	14.67%	13.44%	12.49%	$32,435
A Class with sales Charge (1,2,6)	ALVAX	43.39%	12.42%	12.10%	11.82%	$30,568
C Class without sales charge (1,3,6)	ALVCX	51.05%	13.88%	12.67%	11.67%	$30,154
C Class with sales charge (1,3,6)	ALVCX	50.05%	13.88%	12.67%	11.67%	$30,154
R6 Class (1,4,6)	AALRX	52.65%	15.14%	13.88%	12.96%	$33,816

Russell 1000® Value Index (5)		43.76%	13.90%	12.39%	12.85%	$33,491

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.	A Class shares have a maximum sales charge of 5.75%.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

3.

A portion of the fees charged to the C Class was waived from 2010 through 2012, partially recovered in 2013 and 2014, and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012 and for 2018. C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 10/31/11 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/11. A portion of the fees charged to the R6 Class of the Fund were waived from Class inception to 2020. Performance prior to waiving fees was lower than the actual returns shown for 2017 to 2020.

5.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C, and R6 Class shares were 0.63%, 0.70%, 0.96%, 1.10%, 1.00%, 1.68%, and 0.62%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index during the period due to both positive security selection and sector allocation.

The Fund’s security selection in the Financials, Health Care and Energy sectors contributed positively to returns relative to the Index. In the Financials sector, contributors included Wells Fargo & Co. (up 143.9%), Goldman Sachs Group, Inc. (up 125.8%) and American International Group, Inc. (up 98.4%). Contributors in the Health Care sector included Anthem, Inc. (up 62.3%) and Johnson & Johnson (up 22.4%). Within the Energy sector, Marathon Oil Corp. (up 346.7%) and Hess Corp. (up 125.0%) contributed positively to relative returns. Conversely, security selection in the Materials sector detracted slightly from relative performance; detractors included International Flavors & Fragrances, Inc. (up 5.8%).

From a sector allocation perspective, overweight allocations to the Financials sector (up 74.2%) and the Energy sector (up 112.4%) and an underweight allocation to the Consumer Staples sector (up 18.6%) contributed positively to relative performance. Conversely, and underweight allocation to the Real Estate sector (up 52.3%) detracted slightly from relative returns during the period.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Wells Fargo & Co.		2.8
Citigroup, Inc.		2.5
American International Group, Inc.		2.2
Anthem, Inc.		2.2
JPMorgan Chase & Co.		2.2
Comcast Corp., Class A		2.0
Goldman Sachs Group, Inc.		1.7
Hess Corp.		1.7
General Electric Co.		1.5
Merck & Co., Inc.		1.4

Total Fund Holdings	162

4

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

Sector Allocation (% Equities)
Financials	26.7
Health Care	15.5
Industrials	14.9
Information Technology	9.6
Energy	7.9
Consumer Discretionary	7.4
Communication Services	5.4
Consumer Staples	4.1
Materials	3.9
Utilities	3.5
Real Estate	1.1

5

American Beacon Large Cap Value FundSM

Expense Examples

October 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Large Cap Value FundSM

Expense Examples

October 31, 2021 (Unaudited)

American Beacon Large Cap Value Fund

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period 5/1/2021-10/31/2021*
R5 Class
Actual	$1,000.00	$1,061.30	$3.27
Hypothetical**	$1,000.00	$1,022.03	$3.21
Y Class
Actual	$1,000.00	$1,060.90	$3.58
Hypothetical**	$1,000.00	$1,021.73	$3.52
Investor Class
Actual	$1,000.00	$1,059.30	$5.24
Hypothetical**	$1,000.00	$1,020.11	$5.14
Advisor Class
Actual	$1,000.00	$1,058.80	$5.66
Hypothetical**	$1,000.00	$1,019.71	$5.55
A Class
Actual	$1,000.00	$1,060.00	$4.67
Hypothetical**	$1,000.00	$1,020.67	$4.58
C Class
Actual	$1,000.00	$1,055.80	$8.65
Hypothetical**	$1,000.00	$1,016.79	$8.49
R6 Class
Actual	$1,000.00	$1,061.30	$3.12
Hypothetical**	$1,000.00	$1,022.18	$3.06

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.63%, 0.69%, 1.01%, 1.09%, 0.90%, 1.67%, and 0.60% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Large Cap Value Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting American Beacon Funds) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2021

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 96.63%

Communication Services - 5.25%

Interactive Media & Services - 0.94%
Alphabet, Inc., Class AA	13,000	$38,491,960

Media - 3.53%
Altice USA, Inc., Class AA	953,975	15,549,793
Comcast Corp., Class A	1,582,444	81,385,095
Discovery, Inc., Class CA	1,057,700	23,861,712
News Corp., Class A	773,200	17,706,280
Omnicom Group, Inc.	84,878	5,778,494

		144,281,374

Wireless Telecommunication Services - 0.78%
T-Mobile US, Inc.A	137,603	15,828,473
Vodafone Group PLC, ADR	1,082,050	16,176,647

		32,005,120

Total Communication Services		214,778,454

Consumer Discretionary - 7.13%

Auto Components - 0.92%
Adient PLCA	114,098	4,748,759
Goodyear Tire & Rubber Co.A	276,600	5,288,592
Magna International, Inc.B	336,700	27,373,710

		37,411,061

Automobiles - 1.01%
General Motors Co.A	662,732	36,072,503
Harley-Davidson, Inc.	147,912	5,397,309

		41,469,812

Hotels, Restaurants & Leisure - 1.56%
Aramark	415,053	15,141,133
Booking Holdings, Inc.A	3,900	9,441,042
Las Vegas Sands Corp.A	786,440	30,521,736
Marriott International, Inc., Class AA	54,435	8,710,689

		63,814,600

Household Durables - 0.34%
Lennar Corp., Class A	137,557	13,746,071

Multiline Retail - 0.97%
Dollar General Corp.	179,108	39,676,004

Specialty Retail - 1.66%
Advance Auto Parts, Inc.	145,540	32,822,181
Lowe’s Cos., Inc.	149,626	34,985,551

		67,807,732

Textiles, Apparel & Luxury Goods - 0.67%
Ralph Lauren Corp.	216,337	27,511,576

Total Consumer Discretionary		291,436,856

Consumer Staples - 3.92%

Beverages - 1.64%
Coca-Cola Europacific Partners PLC	653,372	34,400,036
Diageo PLC, ADR	102,989	20,563,813
PepsiCo, Inc.	74,303	12,007,365

		66,971,214

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 96.63% (continued)

Consumer Staples - 3.92% (continued)

Food Products - 1.00%
Archer-Daniels-Midland Co.	74,430	$4,781,383
JM Smucker Co.	21,240	2,609,547
Mondelez International, Inc., Class A	199,200	12,099,408
Nestle SA, ADR	161,978	21,351,940

		40,842,278

Household Products - 0.66%
Colgate-Palmolive Co.	123,127	9,381,046
Kimberly-Clark Corp.	80,880	10,473,151
Reckitt Benckiser Group PLC, ADR	438,582	7,118,186

		26,972,383

Personal Products - 0.51%
Unilever PLC, ADR	388,400	20,810,472

Tobacco - 0.11%
Philip Morris International, Inc.	51,042	4,825,511

Total Consumer Staples		160,421,858

Energy - 7.66%

Energy Equipment & Services - 1.06%
Baker Hughes Co.	293,400	7,358,472
Halliburton Co.	574,000	14,344,260
NOV, Inc.A	949,900	13,317,598
Schlumberger NV	253,900	8,190,814

		43,211,144

Oil, Gas & Consumable Fuels - 6.60%
APA Corp.	1,000,800	26,230,968
Chevron Corp.	62,609	7,168,104
ConocoPhillips	179,147	13,344,660
EOG Resources, Inc.	90,021	8,323,342
Hess Corp.	831,244	68,635,817
Marathon Oil Corp.	2,503,486	40,856,892
Marathon Petroleum Corp.	148,580	9,795,879
Murphy Oil Corp.	125,670	3,497,396
Phillips 66	501,447	37,498,207
Pioneer Natural Resources Co.	176,710	33,041,236
Royal Dutch Shell PLC, Class A, ADR	463,622	21,289,522

		269,682,023

Total Energy		312,893,167

Financials - 25.77%

Banks - 10.30%
Bank of America Corp.	212,462	10,151,434
CIT Group, Inc.	187,200	9,272,016
Citigroup, Inc.	1,496,877	103,524,013
Citizens Financial Group, Inc.	344,353	16,315,445
JPMorgan Chase & Co.	525,048	89,200,405
PNC Financial Services Group, Inc.	86,516	18,257,472
Truist Financial Corp.	176,743	11,217,878
US Bancorp	826,962	49,923,696
Wells Fargo & Co.	2,209,103	113,017,710

		420,880,069

See accompanying notes

10

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 96.63% (continued)

Financials - 25.77% (continued)

Capital Markets - 5.72%
Bank of New York Mellon Corp.	395,700	$23,425,440
BlackRock, Inc.	21,181	19,983,426
Credit Suisse Group AG, ADRB	1,260,300	12,993,693
Goldman Sachs Group, Inc.	170,895	70,639,448
KKR & Co., Inc., Class A	79,266	6,315,122
Moody’s Corp.	17,360	7,016,044
Morgan Stanley	249,793	25,673,725
Nasdaq, Inc.	122,970	25,807,714
Northern Trust Corp.	215,705	26,540,343
State Street Corp.	157,280	15,499,944

		233,894,899

Consumer Finance - 1.67%
American Express Co.	287,123	49,896,235
SLM Corp.	992,746	18,216,889

		68,113,124

Diversified Financial Services - 0.66%
Berkshire Hathaway, Inc., Class BA	70,500	20,234,205
Equitable Holdings, Inc.	205,000	6,867,500

		27,101,705

Insurance - 7.42%
American International Group, Inc.	1,526,930	90,226,294
Aon PLC, Class A	123,556	39,528,035
Chubb Ltd.	206,133	40,274,266
Hartford Financial Services Group, Inc.	230,900	16,839,537
Marsh & McLennan Cos., Inc.	179,859	30,000,481
Progressive Corp.	231,479	21,962,728
Travelers Cos., Inc.	228,343	36,735,822
Willis Towers Watson PLC	114,637	27,774,252

		303,341,415

Total Financials		1,053,331,212

Health Care - 14.98%

Health Care Equipment & Supplies - 3.18%
Abbott Laboratories	172,588	22,244,867
Boston Scientific Corp.A	441,646	19,048,192
Danaher Corp.	72,124	22,486,099
Medtronic PLC	489,317	58,649,536
Zimmer Biomet Holdings, Inc.	52,867	7,566,325

		129,995,019

Health Care Providers & Services - 6.20%
Anthem, Inc.	202,638	88,173,873
Centene Corp.A	248,500	17,703,140
Cigna Corp.	122,719	26,214,006
CVS Health Corp.	408,528	36,473,380
HCA Healthcare, Inc.	34,000	8,515,640
Humana, Inc.	22,700	10,513,732
McKesson Corp.	59,533	12,375,720
UnitedHealth Group, Inc.	115,556	53,210,071

		253,179,562

See accompanying notes

11

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 96.63% (continued)

Health Care - 14.98% (continued)

Life Sciences Tools & Services - 0.71%
Thermo Fisher Scientific, Inc.	46,044	$29,149,075

Pharmaceuticals - 4.89%
Bristol-Myers Squibb Co.	135,700	7,924,880
GlaxoSmithKline PLC, ADRB	444,034	18,795,959
Johnson & Johnson	267,303	43,538,313
Merck & Co., Inc.	667,838	58,803,136
Perrigo Co. PLC	750,893	33,902,819
Pfizer, Inc.	486,543	21,281,391
Roche Holding AG, ADR	91,834	4,438,337
Sanofi, ADR	223,364	11,264,246

		199,949,081

Total Health Care		612,272,737

Industrials - 14.45%

Aerospace & Defense - 2.92%
General Dynamics Corp.	148,551	30,118,715
Lockheed Martin Corp.	29,057	9,656,222
Northrop Grumman Corp.	74,974	26,782,212
Raytheon Technologies Corp.	593,382	52,727,925

		119,285,074

Air Freight & Logistics - 0.63%
FedEx Corp.	110,200	25,955,406

Building Products - 1.13%
Johnson Controls International PLC	277,259	20,342,493
Masco Corp.	167,999	11,012,335
Trane Technologies PLC	82,196	14,871,722

		46,226,550

Construction & Engineering - 0.85%
AECOMA	456,873	31,236,407
Fluor Corp.A	182,300	3,543,912

		34,780,319

Electrical Equipment - 1.20%
Eaton Corp. PLC	133,332	21,967,780
Emerson Electric Co.	127,557	12,374,305
Vertiv Holdings Co.	568,326	14,594,612

		48,936,697

Industrial Conglomerates - 2.26%
General Electric Co.	572,262	60,013,116
Honeywell International, Inc.	147,273	32,196,823

		92,209,939

Machinery - 3.64%
CNH Industrial NVB	1,333,139	22,810,008
Cummins, Inc.	72,297	17,339,713
Deere & Co.	62,653	21,446,748
Illinois Tool Works, Inc.	95,184	21,689,578
Otis Worldwide Corp.	52,004	4,176,441
PACCAR, Inc.	202,485	18,146,706
Stanley Black & Decker, Inc.	240,015	43,137,896

		148,747,090

See accompanying notes

12

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 96.63% (continued)

Industrials - 14.45% (continued)

Professional Services - 0.40%
Equifax, Inc.	58,749	$16,298,735

Road & Rail - 1.42%
Canadian National Railway Co.	63,884	8,490,823
JB Hunt Transport Services, Inc.	138,352	27,281,631
Union Pacific Corp.	93,061	22,464,925

		58,237,379

Total Industrials		590,677,189

Information Technology - 9.29%

Communications Equipment - 0.95%
F5 Networks, Inc.A	127,900	27,006,085
Telefonaktiebolaget LM Ericsson, ADRB	1,089,920	11,847,430

		38,853,515

Electronic Equipment, Instruments & Components - 0.80%
Corning, Inc.	455,340	16,196,444
TE Connectivity Ltd.	113,000	16,498,000

		32,694,444

IT Services - 2.25%
Accenture PLC, Class A	111,295	39,931,533
Cognizant Technology Solutions Corp., Class A	435,659	34,020,611
Fidelity National Information Services, Inc.	98,356	10,891,943
Fiserv, Inc.A	72,040	7,095,220

		91,939,307

Semiconductors & Semiconductor Equipment - 3.01%
Analog Devices, Inc.	56,867	9,865,856
Broadcom, Inc.	69,822	37,122,263
Intel Corp.	198,510	9,726,990
NXP Semiconductors NV	54,062	10,858,893
QUALCOMM, Inc.	131,731	17,525,492
Texas Instruments, Inc.	203,360	38,125,933

		123,225,427

Software - 1.92%
Microsoft Corp.	102,508	33,993,703
Oracle Corp.	461,506	44,276,886

		78,270,589

Technology Hardware, Storage & Peripherals - 0.36%
Hewlett Packard Enterprise Co.	1,005,044	14,723,895

Total Information Technology		379,707,177

Materials - 3.73%

Chemicals - 3.59%
Air Products and Chemicals, Inc.	51,909	15,562,837
Axalta Coating Systems Ltd.A	430,448	13,425,673
Corteva, Inc.	556,489	24,012,500
DuPont de Nemours, Inc.	137,248	9,552,461
International Flavors & Fragrances, Inc.	306,324	45,167,474
PPG Industries, Inc.	135,046	21,684,336
Sherwin-Williams Co.	54,762	17,338,197

		146,743,478

See accompanying notes

13

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 96.63% (continued)

Materials - 3.73% (continued)

Containers & Packaging - 0.14%
International Paper Co.	112,286	$5,577,246

Total Materials		152,320,724

Real Estate - 1.08%

Equity Real Estate Investment Trusts (REITs) - 1.08%
MGM Growth Properties LLC, Class A	979,729	38,581,728
Public Storage	16,329	5,424,167

		44,005,895

Total Real Estate		44,005,895

Utilities - 3.37%

Electric Utilities - 2.93%
American Electric Power Co., Inc.	105,630	8,947,917
Duke Energy Corp.	259,464	26,467,923
Exelon Corp.	345,577	18,381,241
PPL Corp.	1,155,054	33,265,555
Southern Co.	428,635	26,712,533
Xcel Energy, Inc.	90,156	5,823,176

		119,598,345

Multi-Utilities - 0.44%
Dominion Energy, Inc.	239,460	18,182,198

Total Utilities		137,780,543

Total Common Stocks (Cost $2,496,751,959)		3,949,625,812

SHORT-TERM INVESTMENTS - 3.15% (Cost $128,676,414)

Investment Companies - 3.15%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	128,676,414	128,676,414

TOTAL INVESTMENTS - 99.78% (Cost $2,625,428,373)		4,078,302,226
OTHER ASSETS, NET OF LIABILITIES - 0.22%		9,190,606

TOTAL NET ASSETS - 100.00%		$4,087,492,832

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2021 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

PLC - Public Limited Company.

See accompanying notes

14

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2021

Long Futures Contracts Open on October 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	543	December 2021	$120,592,182	$124,808,550	$4,216,368

			$120,592,182	$124,808,550	$4,216,368

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2021, the investments were classified as described below:

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$3,949,625,812	$-	$-	$3,949,625,812
Short-Term Investments	128,676,414	-	-	128,676,414

Total Investments in Securities - Assets	$4,078,302,226	$-	$-	$4,078,302,226

Financial Derivative Instruments - Assets
Futures Contracts	$4,216,368	$-	$-	$4,216,368

Total Financial Derivative Instruments - Assets	$4,216,368	$-	$-	$4,216,368

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

15

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at fair value†§	$3,949,625,812
Investments in affiliated securities, at fair value‡	128,676,414
Cash collateral held at broker for futures contracts	7,239,000
Dividends and interest receivable	3,475,127
Receivable for investments sold	19,116,922
Receivable for fund shares sold	2,121,324
Receivable for tax reclaims	502,200
Receivable for expense reimbursement (Note 2)	135,066
Receivable for variation margin on open futures contracts (Note 5)	4,217,513
Prepaid expenses	47,953

Total assets	4,115,157,331

Liabilities:
Payable for investments purchased	16,597,196
Payable for fund shares redeemed	2,166,425
Cash due to broker for futures contracts	3,958,862
Management and sub-advisory fees payable (Note 2)	4,024,448
Service fees payable (Note 2)	330,755
Transfer agent fees payable (Note 2)	85,847
Custody and fund accounting fees payable	256,442
Professional fees payable	66,781
Trustee fees payable (Note 2)	21,636
Payable for prospectus and shareholder reports	73,164
Other liabilities	82,943

Total liabilities	27,664,499

Net assets	$4,087,492,832

Analysis of net assets:
Paid-in-capital	$2,321,820,755
Total distributable earnings (deficits)A	1,765,672,077

Net assets	$4,087,492,832

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	54,293,158

Y Class	8,414,665

Investor Class	29,449,112

Advisor Class	2,321,837

A Class	462,672

C Class	254,844

R6 Class	40,097,656

Net assets:
R5 Class	$1,682,465,233

Y Class	$258,183,363

Investor Class	$821,099,597

Advisor Class	$63,521,926

A Class	$12,661,833

C Class	$6,898,120

R6 Class	$1,242,662,760

Net asset value, offering and redemption price per share:
R5 Class	$30.99

Y Class	$30.68

Investor Class	$27.88

Advisor Class	$27.36

A Class	$27.37

A Class (offering price)	$29.04

C Class	$27.07

R6 Class	$30.99

† Cost of investments in unaffiliated securities	$2,496,751,959
‡ Cost of investments in affiliated securities	$128,676,414
§ Fair value of securities on loan	$19,126,587

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

16

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2021

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$80,757,896
Dividend income from affiliated securities (Note 2)	9,628
Interest income	2,904
Income derived from securities lending (Note 9)	540,017

Total investment income	81,310,445

Expenses:
Management and sub-advisory fees (Note 2)	23,317,879
Transfer agent fees:
R5 Class (Note 2)	681,358
Y Class (Note 2)	241,639
Investor Class	33,110
Advisor Class	2,871
A Class	1,062
R6 Class	35,484
Custody and fund accounting fees	492,617
Professional fees	226,171
Registration fees and expenses	138,417
Service fees (Note 2):
Investor Class	3,146,405
Advisor Class	147,343
A Class	21,723
C Class	5,423
Distribution fees (Note 2):
Advisor Class	147,277
A Class	48,708
C Class	62,307
Prospectus and shareholder report expenses	202,072
Trustee fees (Note 2)	285,645
Loan expense (Note 10)	20,960
Other expenses	428,661

Total expenses	29,687,132

Net fees waived and expenses (reimbursed) (Note 2)	(18,227)

Net expenses	29,668,905

Net investment income	51,641,540

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	421,706,626
Foreign currency transactions	(966)
Futures contracts	25,960,342
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	1,252,920,290
Futures contracts	8,262,696

Net gain from investments	1,708,848,988

Net increase in net assets resulting from operations	$1,760,490,528

† Foreign taxes	$516,726

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

17

American Beacon Large Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$51,641,540	$81,178,908
Net realized gain from investments in unaffiliated securities, foreign currency transactions and futures contracts	447,666,002	467,774,870
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	1,261,182,986	(1,000,341,114)

Net increase (decrease) in net assets resulting from operations	1,760,490,528	(451,387,336)

Distributions to shareholders:
Total retained earnings:
R5 Class	(254,078,202)	(273,627,748)
Y Class	(26,891,195)	(29,187,098)
Investor Class	(112,558,225)	(110,555,842)
Advisor Class	(7,618,655)	(6,464,926)
A Class	(3,990,605)	(4,077,104)
C Class	(690,733)	(658,758)
R6 Class	(155,468,634)	(76,992,021)

Net distributions to shareholders	(561,296,249)	(501,563,497)

Capital share transactions (Note 11):
Proceeds from sales of shares	932,407,979	1,238,519,195
Reinvestment of dividends and distributions	510,804,380	461,617,755
Cost of shares redeemed	(2,333,154,895)	(2,384,380,519)

Net (decrease) in net assets from capital share transactions	(889,942,536)	(684,243,569)

Net increase (decrease) in net assets	309,251,743	(1,637,194,402)

Net assets:
Beginning of year	3,778,241,089	5,415,435,491

End of year	$4,087,492,832	$3,778,241,089

See accompanying notes

18

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2021, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Large Cap Value Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives the fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the fund will use derivatives, may adversely affect the fund’s performance and may increase costs related to the fund’s use of derivatives.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Class	Eligible Investors	Minimum Initial Investments

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Fund’s custodian. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Hotchkis and Wiley Capital Management, LLC; and Massachusetts Financial Services Company (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2021 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$14,897,334
Sub-Advisor Fees	0.20%	8,420,545

Total	0.55%	$23,317,879

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers,

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended October 31, 2021, the Manager received securities lending fees of $59,470 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the Advisor, A, and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Large Cap Value	$854,517

As of October 31, 2021, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Large Cap Value	$62,520

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an October 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2021 Fair Value
U.S. Government Money Market Select	Direct	Large Cap Value	$128,676,414	$-	$-	$9,628	$128,676,414

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2021, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Large Cap Value	$114,325	$3,396	$117,721

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2021, the Fund participated as a lender by loaning an average amount of $1,116,456 for 69 days at an average interest rate of 0.82% with interest charges earned of $1,735. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through February 28, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended October 31, 2021, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap		Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
		11/1/2020 – 2/28/2021	3/1/2021 – 10/31/2021
Large Cap Value	R6	0.59%	0.60%	$18,227	$(58,238	)*	2023-2024

* This amount represents Recouped Expenses from prior fiscal years and is reflected in Other Expenses on the Statement of Operations.

Of the above amounts, $135,066 was disclosed as a Receivable for Expense Reimbursement on the Statement of Assets and Liabilities at October 31, 2021.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Large Cap Value	$58,238	$199,853	$-	2022-2023

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2021, RID collected $6,094 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2021, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2021, CDSC fees of $1,063 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

26

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

4.  Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2021, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2021
Large Cap Value	457

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$4,216,368	$4,216,368

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$25,960,342	$25,960,342

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$8,262,696	$8,262,696

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2021.

Offsetting of Financial and Derivative Assets as of October 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$4,216,368	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,216,368	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(4,216,368)	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities

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American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its

31

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

32

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.

To the extent the Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of the Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

33

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$34,682,616	$65,160,967
Y Class	3,563,893	6,822,201
Investor Class	13,029,824	23,290,880
Advisor Class	825,551	1,302,556
A Class	450,180	837,320
C Class	44,328	102,714
R6 Class	21,578,876	18,513,208
Long-term capital gains
R5 Class	219,395,586	208,466,781
Y Class	23,327,302	22,364,897
Investor Class	99,528,401	87,264,962
Advisor Class	6,793,104	5,162,370
A Class	3,540,425	3,239,784
C Class	646,405	556,044
R6 Class	133,889,758	58,478,813

Total distributions paid	$561,296,249	$501,563,497

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2021, $67,273,604 long-term capital gains designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

As of October 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$2,731,407,963	$1,395,006,438	$(48,112,175)	$1,346,894,263

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Large Cap Value	$1,346,894,263	$118,648,306	$300,129,508	$–	$–	$1,765,672,077

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from investments in real estate securities and other securities.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

34

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Accordingly, the following amounts represent current year permanent differences derived from equalization as of October 31, 2021:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Large Cap Value	$67,273,604	$(67,273,604)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of October 31, 2021, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Large Cap Value	$932,052,504	$2,351,051,649

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2021 were as follows:

Fund	Type of Transaction	October 31, 2020 Shares/Fair Value	Purchases	Sales	October 31, 2021 Shares/Fair Value
Large Cap Value	Direct	$84,250,125	$2,322,013,441	$2,277,587,152	$128,676,414
Large Cap Value	Securities Lending	-	118,377,938	118,377,938	-

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

35

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Large Cap Value	$19,126,587	$-	$19,925,475	$19,925,475

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Fund’s Committed Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line

36

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Fund’s Uncommitted Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2021, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended October 31,
	2021		2020
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	9,514,528	$261,378,308	14,583,865	$345,640,279
Reinvestment of dividends	9,027,196	216,381,886	8,842,185	241,214,794
Shares redeemed	(41,632,480)	(1,173,557,287)	(56,846,970)	(1,416,115,045)

Net (decrease) in shares outstanding	(23,090,756)	$(695,797,093)	(33,420,920)	$(829,259,972)

	Y Class
	Year Ended October 31,
	2021		2020
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,676,780	$75,015,392	4,619,593	$106,515,177
Reinvestment of dividends	1,085,985	25,792,134	1,043,006	28,234,181
Shares redeemed	(3,037,622)	(82,439,293)	(8,700,548)	(223,599,140)

Net increase (decrease) in shares outstanding	725,143	$18,368,233	(3,037,949)	$(88,849,782)

	Investor Class
	Year Ended October 31,
	2021		2020
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,651,934	$92,653,002	4,873,178	$102,511,782
Reinvestment of dividends	5,150,897	111,413,906	4,323,502	107,957,844
Shares redeemed	(12,564,935)	(310,817,392)	(19,147,457)	(414,908,921)

Net (decrease) in shares outstanding	(3,762,104)	$(106,750,484)	(9,950,777)	$(204,439,295)

	Advisor Class
	Year Ended October 31,
	2021		2020
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	348,459	$8,359,633	549,199	$11,028,542
Reinvestment of dividends	331,974	7,054,439	209,035	5,140,176
Shares redeemed	(554,676)	(13,386,335)	(1,135,706)	(25,190,406)

Net increase (decrease) in shares outstanding	125,757	$2,027,737	(377,472)	$(9,021,688)

	A Class
	Year Ended October 31,
	2021		2020
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	98,924	$2,464,857	224,146	$5,007,909
Reinvestment of dividends	184,657	3,920,273	164,301	4,035,240
Shares redeemed	(1,051,348)	(24,700,324)	(684,117)	(13,767,798)

Net (decrease) in shares outstanding	(767,767)	$(18,315,194)	(295,670)	$(4,724,649)

37

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2021

	C Class
	Year Ended October 31,
	2021		2020
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	76,910	$1,897,938	24,726	$531,337
Reinvestment of dividends	31,897	673,993	25,018	611,677
Shares redeemed	(79,903)	(1,963,612)	(91,652)	(1,912,256)

Net increase (decrease) in shares outstanding	28,904	$608,319	(41,908)	$(769,242)

	R6 Class
	Year Ended October 31,
	2021		2020
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	17,246,084	$490,638,849	26,236,020	$667,284,169
Reinvestment of dividends	6,072,914	145,567,749	2,730,148	74,423,843
Shares redeemed	(26,373,754)	(726,290,652)	(11,934,191)	(288,886,953)

Net increase (decrease) in shares outstanding	(3,054,756)	$(90,084,054)	17,031,977	$452,821,059

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2021	2020B	2019	2018	2017

Net asset value, beginning of period	$23.36	$28.32	$28.41	$30.98	$25.80

Income (loss) from investment operations:
Net investment income	0.59	0.65	0.63	0.63	0.59
Net gains (losses) on investments (both realized and unrealized)	10.64	(2.89)	1.69	(0.07)	5.41

Total income (loss) from investment operations	11.23	(2.24)	2.32	0.56	6.00

Less distributions:
Dividends from net investment income	(0.49)	(0.62)	(0.55)	(0.55)	(0.60)
Distributions from net realized gains	(3.11)	(2.10)	(1.86)	(2.58)	(0.22)

Total distributions	(3.60)	(2.72)	(2.41)	(3.13)	(0.82)

Net asset value, end of period	$30.99	$23.36	$28.32	$28.41	$30.98

Total returnC	52.60%	(9.29)%	10.14%	1.51%	23.60%

Ratios and supplemental data:
Net assets, end of period	$1,682,465,233	$1,807,587,315	$3,137,789,485	$3,700,700,522	$4,765,771,483
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.63%	0.63%	0.63%	0.62%	0.60%
Expenses, net of reimbursements and/or recoupments	0.63%	0.63%	0.63%	0.62%	0.60%
Net investment income, before expense reimbursements and/or recoupments	1.30%	1.90%	2.07%	1.83%	1.78%
Net investment income, net of reimbursements and/or recoupments	1.30%	1.90%	2.07%	1.83%	1.78%
Portfolio turnover rate	23%	67%	23%	23%	25%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

39

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2021	2020A	2019	2018	2017

Net asset value, beginning of period	$23.16	$28.10	$28.20	$30.78	$25.64

Income (loss) from investment operations:
Net investment income	0.38	0.39	0.56	0.57	0.48
Net gains (losses) on investments (both realized and unrealized)	10.73	(2.63)	1.72	(0.04)	5.46

Total income (loss) from investment operations	11.11	(2.24)	2.28	0.53	5.94

Less distributions:
Dividends from net investment income	(0.48)	(0.60)	(0.52)	(0.53)	(0.58)
Distributions from net realized gains	(3.11)	(2.10)	(1.86)	(2.58)	(0.22)

Total distributions	(3.59)	(2.70)	(2.38)	(3.11)	(0.80)

Net asset value, end of period	$30.68	$23.16	$28.10	$28.20	$30.78

Total returnB	52.47%	(9.35)%	10.05%	1.42%	23.51%

Ratios and supplemental data:
Net assets, end of period	$258,183,363	$178,065,442	$301,457,382	$298,017,629	$384,155,569
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.69%	0.70%	0.70%	0.68%	0.67%
Expenses, net of reimbursements and/or recoupments	0.69%	0.70%	0.70%	0.68%	0.67%
Net investment income, before expense reimbursements and/or recoupments	1.21%	1.84%	1.98%	1.77%	1.69%
Net investment income, net of reimbursements and/or recoupments	1.21%	1.84%	1.98%	1.77%	1.69%
Portfolio turnover rate	23%	67%	23%	23%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

40

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2021	2020A	2019	2018	2017

Net asset value, beginning of period	$21.32	$26.06	$26.33	$28.92	$24.13

Income (loss) from investment operations:
Net investment income	0.20	0.29	0.41	0.41	0.40
Net gains (losses) on investments (both realized and unrealized)	9.88	(2.41)	1.63	0.02	5.12

Total income (loss) from investment operations	10.08	(2.12)	2.04	0.43	5.52

Less distributions:
Dividends from net investment income	(0.41)	(0.52)	(0.45)	(0.44)	(0.51)
Distributions from net realized gains	(3.11)	(2.10)	(1.86)	(2.58)	(0.22)

Total distributions	(3.52)	(2.62)	(2.31)	(3.02)	(0.73)

Net asset value, end of period	$27.88	$21.32	$26.06	$26.33	$28.92

Total returnB	52.04%	(9.59)%	9.77%	1.18%	23.20%

Ratios and supplemental data:
Net assets, end of period	$821,099,597	$707,970,431	$1,124,625,846	$1,505,354,807	$1,990,199,621
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.98%	0.96%	0.96%	0.95%	0.92%
Expenses, net of reimbursements and/or recoupments	0.98%	0.96%	0.96%	0.95%	0.92%
Net investment income, before expense reimbursements and/or recoupments	0.93%	1.57%	1.74%	1.50%	1.46%
Net investment income, net of reimbursements and/or recoupments	0.93%	1.57%	1.74%	1.50%	1.46%
Portfolio turnover rate	23%	67%	23%	23%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

41

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2021	2020A	2019	2018	2017

Net asset value, beginning of period	$20.97	$25.68	$25.95	$28.54	$23.82

Income (loss) from investment operations:
Net investment income	0.26	0.24	0.47	0.28	0.21
Net gains (losses) on investments (both realized and unrealized)	9.62	(2.36)	1.52	0.10	5.20

Total income (loss) from investment operations	9.88	(2.12)	1.99	0.38	5.41

Less distributions:
Dividends from net investment income	(0.38)	(0.49)	(0.40)	(0.39)	(0.47)
Distributions from net realized gains	(3.11)	(2.10)	(1.86)	(2.58)	(0.22)

Total distributions	(3.49)	(2.59)	(2.26)	(2.97)	(0.69)

Net asset value, end of period	$27.36	$20.97	$25.68	$25.95	$28.54

Total returnB	51.89%	(9.73)%	9.64%	1.00%	23.00%

Ratios and supplemental data:
Net assets, end of period	$63,521,926	$46,049,690	$66,077,449	$62,811,940	$88,196,090
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.10%	1.10%	1.10%	1.09%	1.07%
Expenses, net of reimbursements and/or recoupments	1.10%	1.10%	1.10%	1.09%	1.07%
Net investment income, before expense reimbursements and/or recoupments	0.81%	1.42%	1.58%	1.36%	1.31%
Net investment income, net of reimbursements and/or recoupments	0.81%	1.42%	1.58%	1.36%	1.31%
Portfolio turnover rate	23%	67%	23%	23%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

42

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2021		2020A	2019	2018	2017

Net asset value, beginning of period	$20.96		$25.66	$26.00	$28.61	$23.90

Income (loss) from investment operations:
Net investment income	0.24	B	0.20	0.40	0.48	0.28
Net gains (losses) on investments (both realized and unrealized)	9.68		(2.29)	1.59	(0.06)	5.17

Total income (loss) from investment operations	9.92		(2.09)	1.99	0.42	5.45

Less distributions:
Dividends from net investment income	(0.40)		(0.51)	(0.47)	(0.45)	(0.52)
Distributions from net realized gains	(3.11)		(2.10)	(1.86)	(2.58)	(0.22)

Total distributions	(3.51)		(2.61)	(2.33)	(3.03)	(0.74)

Net asset value, end of period	$27.37		$20.96	$25.66	$26.00	$28.61

Total returnC	52.15%		(9.65)%	9.72%	1.15%	23.13%

Ratios and supplemental data:
Net assets, end of period	$12,661,833		$25,792,400	$39,157,098	$42,722,617	$40,073,435
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.96%		1.00%	1.01%	0.93%	0.98%
Expenses, net of reimbursements and/or recoupments	0.96%		1.00%	1.01%	0.93%	0.98%
Net investment income, before expense reimbursements and/or recoupments	0.98%		1.52%	1.68%	1.49%	1.38%
Net investment income, net of reimbursements and/or recoupments	0.98%		1.52%	1.68%	1.49%	1.38%
Portfolio turnover rate	23%		67%	23%	23%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

43

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2021	2020A	2019		2018	2017

Net asset value, beginning of period	$20.74	$25.43	$25.71		$28.27	$23.57

Income (loss) from investment operations:
Net investment income	0.16	0.08	0.26		0.21	0.09
Net gains (losses) on investments (both realized and unrealized)	9.49	(2.32)	1.57		0.05	5.11

Total income (loss) from investment operations	9.65	(2.24)	1.83		0.26	5.20

Less distributions:
Dividends from net investment income	(0.21)	(0.35)	(0.25)		(0.24)	(0.28)
Distributions from net realized gains	(3.11)	(2.10)	(1.86)		(2.58)	(0.22)

Total distributions	(3.32)	(2.45)	(2.11)		(2.82)	(0.50)

Net asset value, end of period	$27.07	$20.74	$25.43		$25.71	$28.27

Total returnB	51.05%	(10.26)%	8.94%		0.57%	22.27%

Ratios and supplemental data:
Net assets, end of period	$6,898,120	$4,687,004	$6,811,169		$6,851,003	$8,351,349
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.68%	1.68%	1.70%		1.64%	1.72%
Expenses, net of reimbursements and/or recoupments	1.68%	1.68%	1.70	%C	1.54%	1.72%
Net investment income, before expense reimbursements and/or recoupments	0.22%	0.84%	0.99%		0.79%	0.66%
Net investment income, net of reimbursements and/or recoupments	0.22%	0.84%	0.99%		0.90%	0.66%
Portfolio turnover rate	23%	67%	23%		23%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

44

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,				February 28, 2017A to October 31, 2017
	2021	2020B	2019	2018

Net asset value, beginning of period	$23.36	$28.31	$28.41	$30.98	$28.64

Income (loss) from investment operations:
Net investment income	0.36	0.56	0.61	0.59	0.12
Net gains (losses) on investments (both realized and unrealized)	10.88	(2.78)	1.71	(0.02)	2.22

Total income (loss) from investment operations	11.24	(2.22)	2.32	0.57	2.34

Less distributions:
Dividends from net investment income	(0.50)	(0.63)	(0.56)	(0.56)	–
Distributions from net realized gains	(3.11)	(2.10)	(1.86)	(2.58)	–

Total distributions	(3.61)	(2.73)	(2.42)	(3.14)	–

Net asset value, end of period	$30.99	$23.36	$28.31	$28.41	$30.98

Total returnC	52.65%	(9.23)%	10.15%	1.54%	8.17	%D

Ratios and supplemental data:
Net assets, end of period	$1,242,662,760	$1,008,088,807	$739,517,062	$571,236,567	$40,982,401
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.60%	0.62%	0.60%	0.59%	0.60	%E
Expenses, net of reimbursements and/or recoupments	0.60%	0.59%	0.58%	0.58%	0.58	%E
Net investment income, before expense reimbursements and/or recoupments	1.31%	1.90%	2.07%	1.75%	1.38	%E
Net investment income, net of reimbursements and/or recoupments	1.31%	1.93%	2.09%	1.76%	1.40	%E
Portfolio turnover rate	23%	67%	23%	23%	25	%F

A	Commencement of operations.
B	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

45

American Beacon FundsSM

Federal Tax Information

October 31, 2021 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Large Cap Value	100.00%

Qualified Dividend Income:

Large Cap Value	100.00%

Long-Term Capital Gain Distributions:

Large Cap Value	$554,394,585

Short-Term Capital Gain Distributions:

Large Cap Value	$0

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

46

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Large Cap Value Fund (“Fund”); and (2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Massachusetts Financial Services Company (“MFS”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among

47

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each subadvisor; the adequacy of the resources committed to the Fund by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund, relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of comparable investment accounts or a composite of comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the R6 Class shares of the Fund, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition,

48

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints for the subadvisory fee rate schedule.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Funds’ custodian.

49

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of the fee waiver and the Manager’s agreement to continue the fee waiver. The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund than in prior years.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Hotchkis and MFS, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2020)

Barrow	5 Years	2	nd Quintile
Hotchkis	5 Years	2	nd Quintile
MFS	5 Years	1	st Quintile

50

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Fund; (2) the recent termination of a prior subadvisor, and the reallocation of assets among the Fund’s remaining subadvisors; and (3) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee,
Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990–2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019–Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016- 2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief
Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant
Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

58

American Beacon FundsSM

Privacy Policy

October 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst &Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/21

American Beacon®
FUNDS

2021 ANNUAL REPORT

October 31, 2021

SMALL CAP VALUE FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

SCV 1021

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SMALL CAP VALUE FUND RISKS

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

As Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Someone’s sitting in the shade today because someone planted a tree a long time ago.”

That is to say, before we can enjoy the fruits of our labor, we must first devote our attention to the careful planning and cultivation of our estates. To achieve a strong yield requires time, diligence and patience – and there are no guarantees the seeds we plant today will thrive or result in a plentiful harvest. This can be said not only about the actions we undertake in our gardening or landscaping, but also those we initiate in our investment portfolios – especially as we take into account the potential for harm caused by natural disasters and other catastrophes, such as the COVID-19 pandemic.

Because none of us – not even the Oracle of Omaha – has a crystal ball, to help give your investment portfolio the greatest chance for success over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. With continuous nurturing, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2021 (Unaudited)

U.S. equities posted strong returns for the 12-month period ended October 31, 2021. The broader market, as measured by the Russell 3000 Index, posted a 43.89% gain. Smaller companies led the way with the Russell 2000 Index rising 50.80%. Mid- and large-cap companies also participated in the rally, with 45.40% and 43.51% returns for the Russell Midcap and Russell 1000 Indexes, respectively. The rally was consistent for most of the period, reflecting an improving economy, accommodative monetary policy and fiscal stimulus.

The prospect of full-scale COVID-19 vaccinations prompted a major shift in investor preference to under-owned Value stocks in the fourth quarter of 2020. Value’s outperformance continued into 2021 as the vaccine rollout accelerated, while massive fiscal and monetary stimulus set the stage for a powerful rebound in consumer spending. In June 2021 investor preference moved in favor of Growth-style stocks as the Federal Reserve spoke about potential tapering, while the spread of the COVID-19 delta variant in both Asia and the U.S. raised concerns about the economic impact. Stocks then rebounded strongly in October 2021 as macro concerns abated; both the Value and Growth cohorts benefited, with Growth outpacing Value. For the full 12-month period, Value stocks outpaced Growth as measured by the Russell 3000 Value Index return of 44.97% and the Russell 3000 Growth Index return of 42.81%.

Inflation picked up steam during 2021, reflecting supply chain disruptions and pent-up demand due to the pandemic. In its latest comments, the Federal Reserve acknowledged higher-than-expected inflation but continued to point to overall deceleration in the rate with the expectation that core inflation (measured by the personal consumption expenditures deflator) could rise between 2% and 2.5% in 2022 and 2023 compared to a roughly 4% increase in 2021. Rising inflation has persisted longer than the Federal Reserve initially expected, but supply chain disruptions from the pandemic have contributed meaningfully to inflation in certain segments of the economy.

With regard to monetary policy, the Federal Reserve maintained the federal funds rate at 0% to 0.25% over the year and announced plans to begin tapering quantitative easing. The Federal Reserve will reduce asset purchases by $10 billion for U.S. Treasuries and $5 billion for agency mortgage-backed securities. The dot plots from Federal Open Market Committee members suggest rate increases could begin in late 2022.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

The Investor Class of the American Beacon Small Cap Value Fund (the “Fund”) returned 58.74% for the twelve months ended October 31, 2021, underperforming the Russell 2000® Value Index (the “Index”) return of 64.30% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 10/31/2011 through 10/31/2021

Total Returns for the Period ended October 31, 2021

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2011- 10/31/2021
R5 Class (1,6)	AVFIX	59.26%	12.22%	11.36%	11.86%	$30,683
Y Class (1,6)	ABSYX	59.15%	12.14%	11.26%	11.77%	$30,421
Investor Class (1,6)	AVPAX	58.74%	11.85%	10.99%	11.48%	$29,658
Advisor Class (1,6)	AASSX	58.56%	11.69%	10.83%	11.32%	$29,223
A Class without sales charge (1,2,6)	ABSAX	58.57%	11.74%	10.89%	11.37%	$29,355
A Class with sales Charge (1,2,6)	ABSAX	49.42%	9.56%	9.58%	10.71%	$27,667
C Class without sales charge (1,3,6)	ASVCX	57.47%	10.95%	10.13%	10.57%	$27,324
C Class with sales charge (1,3,6)	ASVCX	56.47%	10.95%	10.13%	10.57%	$27,324
R6 Class (1,4,6)	AASRX	59.38%	12.26%	11.39%	11.88%	$30,723

Russell 2000® Value Index (5)		64.30%	13.44%	12.61%	12.12%	$31,401

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

A portion of the fees charged to the A Class of the Fund was waived in, 2012, 2013 and 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2012, 2013 and 2014. The maximum sales charge for A Class is 5.75%.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

3.

A portion of the fees charged to the C Class of the Fund was waived in 2012 and 2013, fully recovered in 2015, and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013 and 2018. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 10/31/11 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/11.

5.

The Russell 2000® Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Small Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 2000 Index and the Russell 2000 Value Index (the “Indexes”) vest in the relevant LSE Group company which owns the Indexes. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Indexes for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C and R6 Class shares were 0.83%, 0.90%, 1.16%, 1.26%, 1.27%, 1.97%, and 0.80%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index during the period due mainly to security selection, while sector allocation contributed positively to relative performance.

Most of the Fund’s underperformance was attributable to security selection in the Consumer Discretionary, Energy and Industrials sectors. In the Consumer Discretionary sector, an absence from index-position GameStop Corp. (up 1,848.9%), which was removed from the Index in the June reconstitution, and not holding Macy’s, Inc. for the whole period (up 329.3%) detracted from returns relative to the Index. Detractors in the Energy sector included an absence from index-position SM Energy Co. (up 2,033.7%). Within the Industrials sector, Allison Transmission Holdings, Inc. (down 7.8%) and an absence from index-position Avis Budget Group, Inc. (up 121.6%), added to the Index in the June reconstitution, detracted from relative returns during the period. Conversely, security selection in the Financials sector contributed positively to relative returns; contributors included Evercore Inc., Class A (up 101.2%) and Popular, Inc. (up 98.8%).

From a sector allocation selection perspective, underweight allocations to the Health Care sector and Utilities sector and an overweight allocation to the Energy sector contributed positively to relative performance. This performance was marginally offset by an overweight allocation to the Consumer Discretionary sector.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)
Diodes, Inc.		1.4
KBR, Inc.		1.2
Range Resources Corp.		1.2
MGIC Investment Corp.		1.1
Fluor Corp.		0.9
Adient PLC		0.8
Darling Ingredients, Inc.		0.8
Evercore, Inc., Class A		0.8
Greenbrier Cos., Inc.		0.8
Popular, Inc.		0.8

Total Fund Holdings	719

4

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2021 (Unaudited)

Sector Allocation (% Equities)
Financials	25.3
Industrials	22.9
Consumer Discretionary	11.8
Information Technology	11.6
Energy	8.0
Real Estate	4.8
Materials	4.2
Health Care	4.1
Consumer Staples	2.7
Utilities	2.4
Communication Services	2.2

5

American Beacon Small Cap Value FundSM

Expense Examples

October 31, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Small Cap Value FundSM

Expense Examples

October 31, 2021 (Unaudited)

American Beacon Small Cap Value Fund

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period 5/1/2021-10/31/2021*
R5 Class
Actual	$1,000.00	$1,015.30	$4.17
Hypothetical**	$1,000.00	$1,021.07	$4.18
Y Class
Actual	$1,000.00	$1,014.90	$4.52
Hypothetical**	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$1,013.30	$5.84
Hypothetical**	$1,000.00	$1,019.41	$5.85
Advisor Class
Actual	$1,000.00	$1,012.80	$6.60
Hypothetical**	$1,000.00	$1,018.65	$6.61
A Class
Actual	$1,000.00	$1,012.90	$6.29
Hypothetical**	$1,000.00	$1,018.96	$6.31
C Class
Actual	$1,000.00	$1,009.20	$9.88
Hypothetical**	$1,000.00	$1,015.38	$9.91
R6 Class
Actual	$1,000.00	$1,015.60	$4.01
Hypothetical**	$1,000.00	$1,021.22	$4.02

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.82%, 0.89%, 1.15%, 1.30%, 1.24%, 1.95%, and 0.79% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting American Beacon Funds) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2021

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34%

Communication Services - 2.13%

Diversified Consumer Services - 0.02%
EchoStar Corp., Class AA	46,100	$1,081,506

Diversified Telecommunication Services - 0.00%
Liberty Latin America Ltd., Class AA	1,865	22,417
Liberty Latin America Ltd., Class CA	1,448	17,420

		39,837

Entertainment - 0.33%
IMAX Corp.A	533,314	10,052,969
Lions Gate Entertainment Corp., Class AA	415,628	5,382,383
Lions Gate Entertainment Corp., Class BA	371,364	4,203,840

		19,639,192

Interactive Media & Services - 0.09%
Cars.com, Inc.A	9,254	120,487
Genius Sports Ltd.A B	282,549	5,238,459

		5,358,946

Media - 1.63%
AMC Networks, Inc., Class AA	92,768	3,691,239
Emerald Holding, Inc.A	36,516	147,890
Entravision Communications Corp., Class A	8,348	66,533
Gray Television, Inc.	996,213	23,351,233
John Wiley & Sons, Inc., Class A	84,977	4,603,204
Scholastic Corp.	155,882	5,641,369
Stagwell, Inc.A B	4,308,420	37,397,086
TEGNA, Inc.	1,096,379	21,554,811

		96,453,365

Wireless Telecommunication Services - 0.06%
Telephone & Data Systems, Inc.	192,592	3,609,174

Total Communication Services		126,182,020

Consumer Discretionary - 11.50%

Auto Components - 2.59%
Adient PLCA	1,119,943	46,612,028
American Axle & Manufacturing Holdings, Inc.A	2,834,450	25,736,806
Dana, Inc.	851,307	18,890,502
Gentherm, Inc.A	465,228	34,254,738
Goodyear Tire & Rubber Co.A	720,525	13,776,438
LCI Industries	911	127,212
Motorcar Parts of America, Inc.A	10,655	201,593
Patrick Industries, Inc.	26,400	2,056,824
Standard Motor Products, Inc.	143,495	6,873,410
Visteon Corp.A	45,340	5,131,581

		153,661,132

Automobiles - 0.38%
Harley-Davidson, Inc.	90,974	3,319,641
Winnebago Industries, Inc.	285,313	19,312,837

		22,632,478

Distributors - 0.08%
Funko, Inc., Class AA	288,551	4,729,351

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Consumer Discretionary - 11.50% (continued)

Diversified Consumer Services - 0.74%
Adtalem Global Education, Inc.A	3,230	$119,284
Graham Holdings Co., Class B	12,113	7,096,401
H&R Block, Inc.	1,147,154	26,464,843
Houghton Mifflin Harcourt Co.A	708,929	10,059,702
Perdoceo Education Corp.A	7,587	80,574

		43,820,804

Hotels, Restaurants & Leisure - 0.67%
Bally’s Corp.A	131,417	6,020,213
Boyd Gaming Corp.A	87,836	5,602,180
Brinker International, Inc.A	3,105	130,286
Cheesecake Factory, Inc.A	486	19,751
Del Taco Restaurants, Inc.	6,803	56,737
Hilton Grand Vacations, Inc.A	3,111	156,421
International Game Technology PLCA B	546,889	16,127,757
Jack in the Box, Inc.	117,781	11,654,430
Potbelly Corp.A	6,900	41,538
Travel & Leisure Co.	2,828	153,673

		39,962,986

Household Durables - 2.78%
Beazer Homes USA, Inc.A	1,177	21,315
Cavco Industries, Inc.A	34,558	8,307,052
Century Communities, Inc.	100,111	6,713,444
Ethan Allen Interiors, Inc.	9,507	220,657
GoPro, Inc., Class AA	509,521	4,386,976
Green Brick Partners, Inc.A	567,772	14,790,461
Hamilton Beach Brands Holding Co., Class A	750	11,250
Helen of Troy Ltd.A	24,029	5,405,323
Hooker Furniture Corp.	5,852	147,529
KB Home	451,838	18,141,296
La-Z-Boy, Inc.	223,339	7,423,788
LGI Homes, Inc.A	76,506	11,422,346
M/I Homes, Inc.A	245,728	14,070,385
MDC Holdings, Inc.	212,223	10,394,682
Meritage Homes Corp.A	127,415	13,851,285
Taylor Morrison Home Corp.A	81,439	2,486,333
Tempur Sealy International, Inc.	277,856	12,356,256
TRI Pointe Homes, Inc.A	454,636	10,997,645
Tupperware Brands Corp.A	4,100	91,184
Whirlpool Corp.	113,772	23,986,551

		165,225,758

Internet & Direct Marketing Retail - 0.08%
PetMed Express, Inc.B	3,578	101,723
Points International Ltd.A	264,135	4,566,894

		4,668,617

Leisure Products - 0.47%
Johnson Outdoors, Inc., Class A	1,368	145,254
Malibu Boats, Inc., Class AA	188,138	13,284,424
Sturm Ruger & Co., Inc.B	12,246	965,965
Vista Outdoor, Inc.A	319,484	13,367,211

		27,762,854

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Consumer Discretionary - 11.50% (continued)

Multiline Retail - 0.20%
Big Lots, Inc.	134,884	$5,968,617
Franchise Group, Inc.	3,735	137,448
Nordstrom, Inc.A B	195,695	5,622,317

		11,728,382

Specialty Retail - 2.63%
Aaron’s Co., Inc.	7,200	168,408
Abercrombie & Fitch Co., Class AA	66,000	2,609,640
Academy Sports & Outdoors, Inc.A	1,762	75,378
American Eagle Outfitters, Inc.B	5,796	137,597
Asbury Automotive Group, Inc.A	59,262	11,598,166
Bed Bath & Beyond, Inc.A B	217,929	3,059,723
Big 5 Sporting Goods Corp.	6,100	147,498
Buckle, Inc.	86,498	3,600,047
Caleres, Inc.	309,991	7,148,392
Camping World Holdings, Inc., Class A	389,155	14,496,024
Cato Corp., Class A	10,557	186,120
Foot Locker, Inc.	118,150	5,632,211
Genesco, Inc.A	3,431	207,884
Group 1 Automotive, Inc.	140,064	25,183,507
Guess?, Inc.	258,813	5,360,017
Hibbett, Inc.	29,697	2,299,736
MarineMax, Inc.A	28,449	1,473,374
ODP Corp.A	776,590	33,626,347
OneWater Marine, Inc., Class A	4,197	186,095
Penske Automotive Group, Inc.	961	101,914
Rent-A-Center, Inc.	134,718	7,175,081
Sally Beauty Holdings, Inc.A	594,476	9,071,704
Signet Jewelers Ltd.	29,781	2,655,870
Sonic Automotive, Inc., Class A	247,366	12,227,301
Tilly’s, Inc., Class A	5,555	77,103
Urban Outfitters, Inc.A	246,923	7,884,251
Zumiez, Inc.A	2,361	96,093

		156,485,481

Textiles, Apparel & Luxury Goods - 0.88%
Capri Holdings Ltd.A	216,622	11,532,955
G-III Apparel Group Ltd.A	379,096	10,864,891
Kontoor Brands, Inc.	258,537	13,702,461
Oxford Industries, Inc.	54,635	5,065,757
Rocky Brands, Inc.	1,278	69,715
Skechers USA, Inc., Class AA	239,542	11,069,236
Vera Bradley, Inc.A	15,042	147,562
Wolverine World Wide, Inc.	661	21,926

		52,474,503

Total Consumer Discretionary		683,152,346

Consumer Staples - 2.58%

Food & Staples Retailing - 0.55%
Andersons, Inc.	112,902	3,845,442
Chefs’ Warehouse, Inc.A	248,048	8,649,434
Ingles Markets, Inc., Class A	48,614	3,363,603
Natural Grocers by Vitamin Cottage, Inc.	12,404	151,081
PriceSmart, Inc.	232	16,692
SpartanNash Co.	193,344	4,473,980

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Consumer Staples - 2.58% (continued)

Food & Staples Retailing - 0.55% (continued)
Sprouts Farmers Market, Inc.A	127,634	$2,825,817
United Natural Foods, Inc.A	187,770	8,147,340
Village Super Market, Inc., Class A	5,672	126,315
Weis Markets, Inc.	16,593	934,352

		32,534,056

Food Products - 1.46%
B&G Foods, Inc.	5,191	152,823
Darling Ingredients, Inc.A	585,359	49,474,543
Fresh Del Monte Produce, Inc.	251,754	8,431,241
Hain Celestial Group, Inc.A B	180,056	8,079,113
J&J Snack Foods Corp.	37,625	5,551,569
Seneca Foods Corp., Class AA	509	26,279
SunOpta, Inc.A	1,969,754	15,285,291

		87,000,859

Household Products - 0.35%
Central Garden & Pet Co.A	4,248	219,112
Energizer Holdings, Inc.	5,454	198,908
Spectrum Brands Holdings, Inc.	216,003	20,250,281

		20,668,301

Personal Products - 0.14%
Edgewell Personal Care Co.	189,566	6,632,914
Inter Parfums, Inc.	13,609	1,257,199
Nu Skin Enterprises, Inc., Class A	3,812	153,052
USANA Health Sciences, Inc.A	1,561	151,511

		8,194,676

Tobacco - 0.08%
Universal Corp.	76,321	3,587,087
Vector Group Ltd.	94,784	1,256,836

		4,843,923

Total Consumer Staples		153,241,815

Energy - 7.80%

Energy Equipment & Services - 1.49%
Cactus, Inc., Class A	277,766	12,082,821
ChampionX Corp.A	6,814	178,731
Core Laboratories NV	2,626	68,302
Dril-Quip, Inc.A	5,987	141,054
Expro Group Holdings NVA	1,267,613	21,739,563
Helix Energy Solutions Group, Inc.A	2,087,969	7,892,523
Helmerich & Payne, Inc.	325,717	10,110,256
Liberty Oilfield Services, Inc., Class AA	8,063	104,174
National Energy Services Reunited Corp.A B	11,800	138,060
Newpark Resources, Inc.A	40,500	137,700
NexTier Oilfield Solutions, Inc.A	599,258	2,672,691
NOV, Inc.A	1,049,748	14,717,467
Oceaneering International, Inc.A	1,541	20,958
Oil States International, Inc.A	1,162,639	7,045,592
Patterson-UTI Energy, Inc.	569,258	4,872,848
ProPetro Holding Corp.A	14,548	139,515
RPC, Inc.A	5,343	28,799
Select Energy Services, Inc., Class AA	22,406	134,660

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Energy - 7.80% (continued)

Energy Equipment & Services - 1.49% (continued)
Solaris Oilfield Infrastructure, Inc., Class A	19,196	$145,698
TechnipFMC PLCA	8,036	59,225
Transocean Ltd.A	1,687,216	5,955,872

		88,386,509

Oil, Gas & Consumable Fuels - 6.31%
Altus Midstream Co., Class AB	31,674	1,958,087
Amplify Energy Corp.A B	10,800	36,828
Antero Midstream Corp.	1,620,554	17,242,695
Antero Resources Corp.A	2,223	44,171
APA Corp.	285,904	7,493,544
Berry Corp.	1,002,955	9,638,398
California Resources Corp.A	4,800	221,424
Chesapeake Energy Corp.	123,054	7,843,462
Civitas Resources, Inc.	203,079	11,400,855
CNX Resources Corp.A	2,597,615	37,951,155
Comstock Resources, Inc.A	812,642	8,020,776
CVR Energy, Inc.	3,594	68,897
DHT Holdings, Inc.	894,284	5,821,789
Earthstone Energy, Inc., Class AA	5,697	57,825
Enerplus Corp.	1,212,507	11,482,441
EQT Corp.A	468,293	9,323,714
Equitrans Midstream Corp.	2,620,291	27,015,200
Green Plains, Inc.A B	2,291	86,943
HollyFrontier Corp.	284,224	9,606,771
Kosmos Energy Ltd.A	4,836,347	17,410,849
Magnolia Oil & Gas Corp., Class A	2,355	49,172
Murphy Oil Corp.	1,101,529	30,655,552
Northern Oil & Gas, Inc.	8,262	191,348
Oasis Petroleum, Inc.	93,026	11,218,936
Par Pacific Holdings, Inc.A	9,200	142,232
PBF Energy, Inc., Class AA	363,059	5,304,292
PDC Energy, Inc.	498,997	26,102,533
Penn Virginia Corp.A	141,527	4,676,052
Range Resources Corp.A	2,984,085	69,588,862
REX American Resources Corp.A	1,437	126,384
SFL Corp. Ltd.	7,301	57,751
Southwestern Energy Co.A	2,047,663	9,992,595
Viper Energy Partners LP	397,912	8,773,960
Whiting Petroleum Corp.A	180,112	11,730,695
World Fuel Services Corp.	454,984	13,890,661

		375,226,849

Total Energy		463,613,358

Financials - 24.66%

Banks - 13.56%
1st Source Corp.	3,176	153,337
Amalgamated Financial Corp.	8,638	158,594
Ameris Bancorp	304,235	15,938,872
Associated Banc-Corp.	1,282,706	28,578,690
Atlantic Union Bankshares Corp.	87,157	3,126,322
Bank of Marin Bancorp	3,600	137,196
Bank of NT Butterfield & Son Ltd.	971,689	34,883,635
Bank OZK	218,581	9,764,013
BankUnited, Inc.	108,548	4,402,707

See accompanying notes

13

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Financials - 24.66% (continued)

Banks - 13.56% (continued)
Bankwell Financial Group, Inc.	2,100	$62,370
Banner Corp.	170,222	9,832,023
Bar Harbor Bankshares	2,198	65,281
BCB Bancorp, Inc.	4,900	74,088
Berkshire Hills Bancorp, Inc.	54,111	1,469,114
BOK Financial Corp.	1,318	133,342
Brookline Bancorp, Inc.	86,738	1,392,145
Bryn Mawr Bank Corp.	847	39,250
Cadence Bank	202,353	5,872,290
Camden National Corp.	901	42,888
Capital Bancorp, Inc.	3,300	83,985
Carter Bankshares, Inc.A	4,200	62,916
Cathay General Bancorp	394,440	16,641,424
Central Pacific Financial Corp.	329,467	9,057,048
Central Valley Community Bancorp	4,600	98,118
CIT Group, Inc.	3,851	190,740
Civista Bancshares, Inc.	2,441	58,730
CNB Financial Corp.	3,004	77,113
Columbia Banking System, Inc.	316,624	10,806,377
Community Financial Corp.	1,600	60,992
Community Trust Bancorp, Inc.	2,906	126,934
ConnectOne Bancorp, Inc.	4,610	155,495
CrossFirst Bankshares, Inc.A	4,580	65,173
Customers Bancorp, Inc.A	2,035	108,445
CVB Financial Corp.	222,975	4,463,960
Dime Community Bancshares, Inc.	4,405	157,170
Eagle Bancorp, Inc.	3,543	200,498
Enterprise Financial Services Corp.	44,755	2,104,380
Equity Bancshares, Inc., Class A	2,321	77,661
FB Financial Corp.	57,408	2,602,305
Financial Institutions, Inc.	3,088	98,569
First BanCorp	1,464,967	26,506,961
First Busey Corp.	59,819	1,524,786
First Business Financial Services, Inc.	1,525	44,530
First Commonwealth Financial Corp.	95,862	1,466,689
First Financial Bancorp	114,419	2,720,884
First Financial Corp.	3,619	155,074
First Hawaiian, Inc.	1,400,024	38,626,662
First Internet Bancorp	3,047	103,720
First Interstate BancSystem, Inc., Class A	304,194	12,645,345
First Merchants Corp.	60,536	2,517,087
First Mid Bancshares, Inc.	3,300	142,164
First Midwest Bancorp, Inc.	117,777	2,267,207
First of Long Island Corp.	4,693	94,470
Flushing Financial Corp.	8,881	213,322
FNB Corp.	1,290,154	15,030,294
Fulton Financial Corp.	879,332	14,157,245
Great Southern Bancorp, Inc.	2,637	148,806
Great Western Bancorp, Inc.	38,562	1,313,036
Hancock Whitney Corp.	434,360	21,492,133
Hanmi Financial Corp.	9,838	218,305
Harborone Bancorp, Inc.	400,220	5,751,161
Heartland Financial USA, Inc.	48,808	2,446,257
Heritage Commerce Corp.	566,353	6,790,572
Heritage Financial Corp.	155,953	3,873,873
Hilltop Holdings, Inc.	620,383	21,986,374
Home BancShares, Inc.	342,873	8,146,662

See accompanying notes

14

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Financials - 24.66% (continued)

Banks - 13.56% (continued)
HomeStreet, Inc.	3,545	$167,182
HomeTrust Bancshares, Inc.	3,091	93,966
Hope Bancorp, Inc.	154,558	2,255,001
Horizon Bancorp, Inc.	7,520	143,406
Independent Bank Corp.	6,400	144,192
Independent Bank Group, Inc.	89,401	6,462,798
International Bancshares Corp.	111,186	4,714,286
Investar Holding Corp.	3,300	61,710
Investors Bancorp, Inc.	1,236,861	18,923,973
Lakeland Bancorp, Inc.	8,507	152,956
Mercantile Bank Corp.	4,182	143,735
Meta Financial Group, Inc.	53,114	2,944,640
Metropolitan Bank Holding Corp.A	1,754	159,368
Midland States Bancorp, Inc.	6,774	173,821
MidWestOne Financial Group, Inc.	3,226	101,135
National Bank Holdings Corp., Class A	328,404	14,242,882
National Bankshares, Inc.	1,200	44,700
NBT Bancorp, Inc.	48,477	1,778,621
Northeast Bank	1,200	39,720
Northrim BanCorp, Inc.	1,392	61,833
OceanFirst Financial Corp.	65,678	1,456,081
OFG Bancorp	1,434,423	37,151,556
Old National Bancorp	1,321,374	22,569,068
Orrstown Financial Services, Inc.	1,869	44,314
Pacific Premier Bancorp, Inc.	105,816	4,443,214
PacWest Bancorp	134,237	6,372,230
PCB Bancorp	7,000	149,100
Peapack-Gladstone Financial Corp.	4,476	150,170
Peoples Bancorp, Inc.	4,264	136,277
Popular, Inc.	607,148	49,446,133
Preferred Bank	1,828	125,346
Primis Financial Corp.	6,503	98,520
Prosperity Bancshares, Inc.	376,775	28,374,925
RBB Bancorp	5,351	137,360
Renasant Corp.	79,819	2,986,029
Republic Bancorp, Inc., Class A	2,709	146,340
S&T Bancorp, Inc.	46,051	1,407,319
Sandy Spring Bancorp, Inc.	53,656	2,546,514
Seacoast Banking Corp. of Florida	574,232	20,919,272
Sierra Bancorp	3,935	98,218
Silvergate Capital Corp., Class AA	40,295	6,311,003
Simmons First National Corp., Class A	135,876	4,061,334
Southside Bancshares, Inc.	32,444	1,340,586
SouthState Corp.	114,426	8,935,526
Synovus Financial Corp.	3,282	152,908
Texas Capital Bancshares, Inc.A	690,165	41,823,999
Towne Bank	5,553	175,031
TriCo Bancshares	30,615	1,341,855
TriState Capital Holdings, Inc.A	4,382	131,679
Trustmark Corp.	113,707	3,617,020
UMB Financial Corp.	374,052	36,963,819
Umpqua Holdings Corp.	2,187,701	44,738,485
United Bankshares, Inc.	147,086	5,440,711
United Community Banks, Inc.	377,294	13,144,923
Univest Financial Corp.	5,032	144,418
Valley National Bancorp	541,635	7,182,080
Veritex Holdings, Inc.	242,128	9,915,142

See accompanying notes

15

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Financials - 24.66% (continued)

Banks - 13.56% (continued)
Washington Trust Bancorp, Inc.	1,581	$86,417
Webster Financial Corp.	214,033	11,977,287
WesBanco, Inc.	274,820	9,555,491
Wintrust Financial Corp.	146,583	12,972,596

		805,388,030

Capital Markets - 3.66%
Affiliated Managers Group, Inc.	76,238	12,798,836
AllianceBernstein Holding LP, MLP	174,551	9,842,931
Artisan Partners Asset Management, Inc., Class A	396	19,618
B Riley Financial, Inc.	47,276	3,387,798
BGC Partners, Inc., Class A	3,346	17,968
BrightSphere Investment Group, Inc.	5,729	171,755
Cohen & Steers, Inc.	88,527	8,400,327
Cowen, Inc., Class A	5,612	211,741
Diamond Hill Investment Group, Inc.	537	116,454
Evercore, Inc., Class A	322,804	49,014,559
Federated Hermes, Inc.	616,045	20,520,459
Greenhill & Co., Inc.	9,292	146,070
Lazard Ltd., Class A	539,716	26,440,687
LPL Financial Holdings, Inc.	76,799	12,596,572
Piper Sandler Cos.	30,281	4,986,978
Stifel Financial Corp.	540,519	39,387,620
StoneX Group, Inc.A	40,209	2,778,844
Victory Capital Holdings, Inc., Class A	38,316	1,452,176
Virtu Financial, Inc., Class A	64,700	1,609,736
Virtus Investment Partners, Inc.	54,446	17,422,720
WisdomTree Investments, Inc.	943,942	6,031,789

		217,355,638

Consumer Finance - 0.92%
Encore Capital Group, Inc.A	33,860	1,829,117
Enova International, Inc.A	60,958	1,977,477
EZCORP, Inc., Class AA	12,933	96,480
Navient Corp.	380,183	7,489,605
Nelnet, Inc., Class A	47,606	3,933,684
PRA Group, Inc.A	51,200	2,195,456
PROG Holdings, Inc.	186,282	7,535,107
SLM Corp.	1,611,473	29,570,530

		54,627,456

Insurance - 3.70%
Ambac Financial Group, Inc.A	9,828	166,191
American Equity Investment Life Holding Co.	167,565	5,340,296
American National Group, Inc.	800	151,768
Argo Group International Holdings Ltd.	263,558	14,522,046
Assured Guaranty Ltd.	160,414	8,915,810
Axis Capital Holdings Ltd.	181,051	9,427,325
Brighthouse Financial, Inc.A	181,909	9,137,289
CNO Financial Group, Inc.	1,396,286	33,706,344
Employers Holdings, Inc.	5,167	199,446
Enstar Group Ltd.A	192,277	44,373,686
Genworth Financial, Inc., Class AA	284,742	1,170,290
Global Indemnity Group LLC, Class A	358,208	8,808,335
Hanover Insurance Group, Inc.	1,557	196,182
Horace Mann Educators Corp.	508,488	19,922,560

See accompanying notes

16

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Financials - 24.66% (continued)

Insurance - 3.70% (continued)
Mercury General Corp.	314,660	$17,145,823
National Western Life Group, Inc., Class A	6,788	1,459,488
ProAssurance Corp.	112,344	2,573,801
Safety Insurance Group, Inc.	2,600	203,866
Selective Insurance Group, Inc.	119,032	9,328,538
Selectquote, Inc.A	420,056	5,582,544
SiriusPoint Ltd.A	21,994	206,744
Stewart Information Services Corp.	54,739	3,895,775
United Fire Group, Inc.	548	11,196
Universal Insurance Holdings, Inc.	9,796	144,687
Unum Group	688,093	17,525,729
White Mountains Insurance Group Ltd.	5,241	5,529,203

		219,644,962

Mortgage Real Estate Investment Trusts (REITs) - 0.13%
Arlington Asset Investment Corp., Class AA B	18,991	72,925
BrightSpire Capital, Inc.	15,280	149,897
Chimera Investment Corp.	8,433	131,639
Granite Point Mortgage Trust, Inc.	3,208	42,987
Great Ajax Corp.	6,901	97,718
MFA Financial, Inc.	15,313	69,062
New Residential Investment Corp.	646,658	7,346,035
TPG RE Finance Trust, Inc.	5,664	74,029

		7,984,292

Thrifts & Mortgage Finance - 2.69%
Axos Financial, Inc.A	180,990	9,592,470
Bridgewater Bancshares, Inc.A	4,487	81,170
Essent Group Ltd.	394,195	18,921,360
Federal Agricultural Mortgage Corp., Class C	1,309	165,052
FS Bancorp, Inc.	1,240	42,730
Luther Burbank Corp.	254,670	3,695,262
Meridian Bancorp, Inc.	1,977	45,866
MGIC Investment Corp.	4,158,767	67,205,675
Mr Cooper Group, Inc.A	183,258	8,034,031
NMI Holdings, Inc., Class AA	395,659	9,606,601
Northfield Bancorp, Inc.	7,982	140,084
Northwest Bancshares, Inc.	260,323	3,592,457
PennyMac Financial Services, Inc.	34,200	2,122,452
Premier Financial Corp.	4,759	151,717
Provident Financial Services, Inc.	164,563	4,074,580
Radian Group, Inc.	668,274	15,951,700
Southern Missouri Bancorp, Inc.	892	48,525
Territorial Bancorp, Inc.	3,664	91,930
TrustCo Bank Corp.	4,683	157,161
Washington Federal, Inc.	347,379	12,283,321
Waterstone Financial, Inc.	6,700	138,489
William Penn Bancorp, Inc.	5,800	70,818
WSFS Financial Corp.	69,531	3,602,401

		159,815,852

Total Financials		1,464,816,230

Health Care - 4.00%

Biotechnology - 0.60%
Alkermes PLCA	348,785	10,564,698
Emergent BioSolutions, Inc.A	199,929	9,530,615

See accompanying notes

17

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Health Care - 4.00% (continued)

Biotechnology - 0.60% (continued)
Ironwood Pharmaceuticals, Inc.A	785,777	$10,034,372
Vanda Pharmaceuticals, Inc.A	312,939	5,357,516

		35,487,201

Health Care Equipment & Supplies - 0.44%
Integer Holdings Corp.A	119,854	10,789,257
Invacare Corp.A B	584,613	2,887,988
NuVasive, Inc.A	148,812	7,940,608
Varex Imaging Corp.A	169,671	4,555,667

		26,173,520

Health Care Providers & Services - 2.35%
Acadia Healthcare Co., Inc.A	163,551	10,140,162
AMN Healthcare Services, Inc.A	276,764	27,316,607
Apria, Inc.A	315,109	11,794,530
Community Health Systems, Inc.A	147,700	1,934,870
Encompass Health Corp.	267,845	17,024,228
Hanger, Inc.A	780,123	14,572,698
MEDNAX, Inc.A	350,957	9,556,559
ModivCare, Inc.A	38,418	6,253,298
Patterson Cos., Inc.	3,874	121,101
R1 RCM, Inc.A	604,198	13,111,097
Select Medical Holdings Corp.	763,882	25,376,160
Triple-S Management Corp., Class BA	74,026	2,612,377

		139,813,687

Health Care Technology - 0.38%
Evolent Health, Inc., Class AA	548,695	16,060,303
Omnicell, Inc.A	36,849	6,564,649

		22,624,952

Pharmaceuticals - 0.23%
Amneal Pharmaceuticals, Inc.A	179,933	987,832
Prestige Consumer Healthcare, Inc.A	114,928	6,894,531
Supernus Pharmaceuticals, Inc.A	180,279	5,381,328
Taro Pharmaceutical Industries Ltd.A	3,292	182,936

		13,446,627

Total Health Care		237,545,987

Industrials - 22.33%

Aerospace & Defense - 0.58%
AAR Corp.A	112,872	3,992,283
Aerojet Rocketdyne Holdings, Inc.	69,618	3,063,888
AeroVironment, Inc.A	91,948	8,193,486
Curtiss-Wright Corp.	67,241	8,585,331
Mercury Systems, Inc.A	63,815	3,289,025
Moog, Inc., Class A	1,929	145,697
National Presto Industries, Inc.	1,828	151,998
Spirit AeroSystems Holdings, Inc., Class A	171,912	7,098,247
Vectrus, Inc.A	3,680	178,222

		34,698,177

Air Freight & Logistics - 0.68%
Air Transport Services Group, Inc.A	1,330,912	33,126,400
Atlas Air Worldwide Holdings, Inc.A	87,539	7,101,164

See accompanying notes

18

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Industrials - 22.33% (continued)

Air Freight & Logistics - 0.68% (continued)
Echo Global Logistics, Inc.A	3,100	$149,513
Forward Air Corp.	1,154	116,046

		40,493,123

Airlines - 0.51%
JetBlue Airways Corp.A	550,364	7,721,607
SkyWest, Inc.A	424,973	18,286,588
Spirit Airlines, Inc.A	192,537	4,206,934

		30,215,129

Building Products - 2.71%
Apogee Enterprises, Inc.	759,046	31,826,799
Armstrong Flooring, Inc.A	439,748	1,248,884
Armstrong World Industries, Inc.	79,297	8,377,728
Builders FirstSource, Inc.A	247,674	14,431,964
Caesarstone Ltd.	1,631	20,355
Cornerstone Building Brands, Inc.A	1,276,594	18,268,060
Gibraltar Industries, Inc.A	390,983	25,476,452
Griffon Corp.	611,244	16,191,854
Insteel Industries, Inc.	1,362	55,393
JELD-WEN Holding, Inc.A	10,589	290,244
Masonite International Corp.A	2,047	245,660
Resideo Technologies, Inc.A	356,692	8,796,025
UFP Industries, Inc.	433,325	35,458,985

		160,688,403

Commercial Services & Supplies - 1.09%
ABM Industries, Inc.	4,896	215,473
ACCO Brands Corp.	30,406	251,458
Brink’s Co.	253,956	17,492,489
Deluxe Corp.	115,424	4,117,174
Ennis, Inc.	7,991	151,350
Harsco Corp.A	1,225,389	20,954,152
Herman Miller, Inc.	3,945	153,539
HNI Corp.	550	20,570
Interface, Inc.	1,332,534	19,135,188
KAR Auction Services, Inc.A	1,306	19,159
Kimball International, Inc., Class B	8,864	96,352
Matthews International Corp., Class A	3,643	125,210
Quad/Graphics, Inc.A	513,758	2,024,206
Steelcase, Inc., Class A	14,296	170,122
US Ecology, Inc.A	2,626	84,531

		65,010,973

Construction & Engineering - 3.25%
Comfort Systems USA, Inc.	1,819	166,384
Construction Partners, Inc., Class AA	85,948	3,060,608
Dycom Industries, Inc.A	127,131	10,096,744
EMCOR Group, Inc.	353,645	42,964,331
Fluor Corp.A	2,786,350	54,166,644
Granite Construction, Inc.	230,961	8,573,272
Great Lakes Dredge & Dock Corp.A	14,118	214,876
MasTec, Inc.A B	53,270	4,747,955
Matrix Service Co.A	459,147	4,697,074
MYR Group, Inc.A	1,240	126,666
Primoris Services Corp.	821,134	22,129,561

See accompanying notes

19

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Industrials - 22.33% (continued)

Construction & Engineering - 3.25% (continued)
Sterling Construction Co., Inc.A	4,299	$103,348
Tutor Perini Corp.A	16,727	227,822
Valmont Industries, Inc.	642	153,412
WillScot Mobile Mini Holdings Corp.A	1,196,202	41,568,020

		192,996,717

Construction Materials - 0.06%
Zurn Water Solutions Corp.	105,353	3,822,207

Electrical Equipment - 1.77%
Acuity Brands, Inc.	463	95,114
Array Technologies, Inc.A	493,162	10,529,009
Atkore, Inc.A	82,352	7,784,735
AZZ, Inc.	4,319	229,469
Encore Wire Corp.	268,570	36,004,494
EnerSys	170,080	13,613,203
GrafTech International Ltd.	2,294,109	24,546,966
nVent Electric PLC	240,472	8,524,733
Powell Industries, Inc.	5,476	141,609
Preformed Line Products Co.	1,423	98,756
Regal Beloit Corp.	23,488	3,577,927
Thermon Group Holdings, Inc.A	10,440	180,403

		105,326,418

Machinery - 6.35%
Allison Transmission Holdings, Inc.	891,989	29,756,753
Altra Industrial Motion Corp.	842	43,910
Astec Industries, Inc.	117,626	6,278,876
Barnes Group, Inc.	302	12,666
CIRCOR International, Inc.A	656	18,722
Crane Co.	242,900	25,086,712
Energy Recovery, Inc.A	311,055	6,320,638
Enerpac Tool Group Corp.	884,241	18,471,795
EnPro Industries, Inc.	303,033	27,169,939
Federal Signal Corp.	888,072	38,018,362
Flowserve Corp.	335,590	11,282,536
Gorman-Rupp Co.	76,116	3,236,452
Graham Corp.	3,361	42,718
Greenbrier Cos., Inc.	1,215,919	49,876,997
Hillenbrand, Inc.	391,344	17,790,498
Hyster-Yale Materials Handling, Inc.	74,849	3,595,746
Kennametal, Inc.	887,831	35,291,282
L B Foster Co., Class AA	3,900	62,127
Lindsay Corp.	41,367	6,025,931
Meritor, Inc.A	866,211	21,083,576
Miller Industries, Inc.	225,687	8,156,328
Mueller Industries, Inc.	68,942	3,629,107
Mueller Water Products, Inc., Class A	5,926	97,246
Oshkosh Corp.	48,960	5,238,720
Shyft Group, Inc.	240,382	9,906,142
Standex International Corp.	175,724	19,552,809
Timken Co.	239,402	16,985,572
Trinity Industries, Inc.	229,690	6,442,805
Wabash National Corp.	479,811	7,451,465

		376,926,430

See accompanying notes

20

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Industrials - 22.33% (continued)

Marine - 0.73%
Costamare, Inc.	8,021	$107,562
Kirby Corp.A	609,552	31,946,620
Matson, Inc.	132,992	11,075,574

		43,129,756

Professional Services - 2.58%
BGSF, Inc.	7,006	84,282
CBIZ, Inc.A	2,725	100,035
FTI Consulting, Inc.A	664	95,563
Heidrick & Struggles International, Inc.	4,509	211,382
Hudson Global, Inc.A	60,974	1,018,266
Huron Consulting Group, Inc.A	151,838	7,616,194
KBR, Inc.	1,690,227	71,733,234
Kelly Services, Inc., Class A	11,120	200,493
Korn Ferry	511,603	39,500,868
Resources Connection, Inc.	10,088	175,632
Science Applications International Corp.	138,994	12,478,881
TrueBlue, Inc.A	712,675	19,847,999

		153,062,829

Road & Rail - 0.36%
ArcBest Corp.	68,163	6,124,445
Heartland Express, Inc.	9,100	148,603
Schneider National, Inc., Class B	1,804	44,992
Universal Logistics Holdings, Inc.	5,688	119,903
US Xpress Enterprises, Inc., Class AA	2,376	17,986
Werner Enterprises, Inc.	329,515	14,933,620

		21,389,549

Trading Companies & Distributors - 1.66%
Air Lease Corp.	251,468	10,071,293
Applied Industrial Technologies, Inc.	1,305	127,211
Beacon Roofing Supply, Inc.A	214,732	11,352,881
BlueLinx Holdings, Inc.A	3,900	185,757
Boise Cascade Co.	178,512	10,107,349
DXP Enterprises, Inc.A	2,899	95,551
GATX Corp.B	30,682	2,910,188
H&E Equipment Services, Inc.	2,091	94,262
Herc Holdings, Inc.	241	43,872
McGrath RentCorp	103,797	7,487,916
MSC Industrial Direct Co., Inc., Class A	95,149	7,999,176
NOW, Inc.A	1,063,276	7,676,853
Rush Enterprises, Inc., Class A	211,997	11,040,804
Titan Machinery, Inc.A	87,215	2,478,650
Triton International Ltd.	233,245	14,505,507
Univar Solutions, Inc.A	472,013	12,074,093
WESCO International, Inc.A	1,665	215,717

		98,467,080

Total Industrials		1,326,226,791

Information Technology - 11.24%

Communications Equipment - 1.46%
ADTRAN, Inc.	484,729	8,957,792
CalAmp Corp.A	1,664	16,008
Calix, Inc.A	116,105	7,267,012

See accompanying notes

21

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Information Technology - 11.24% (continued)

Communications Equipment - 1.46% (continued)
Casa Systems, Inc.A	94,060	$595,400
Ciena Corp.A	400,159	21,724,632
CommScope Holding Co., Inc.A	348,702	3,734,598
Comtech Telecommunications Corp.	8,960	193,267
Extreme Networks, Inc.A	757,869	7,449,852
Infinera Corp.A B	3,137,149	23,810,961
NETGEAR, Inc.A	183,211	5,281,973
NetScout Systems, Inc.A	4,209	113,896
Plantronics, Inc.A	3,724	99,654
Viasat, Inc.A	126,109	7,527,446

		86,772,491

Electronic Equipment, Instruments & Components - 3.68%
Advanced Energy Industries, Inc.	107,368	9,858,530
Arrow Electronics, Inc.A	46,136	5,340,242
Avnet, Inc.	814,047	31,023,331
Belden, Inc.	241,101	14,516,691
Benchmark Electronics, Inc.	632	14,732
Daktronics, Inc.A	2,848	15,806
ePlus, Inc.A	1,371	151,591
FabrinetA	137,011	13,153,056
FARO Technologies, Inc.A	332,802	24,484,243
II-VI, Inc.A B	519,354	31,426,111
Insight Enterprises, Inc.A	2,377	225,102
Kimball Electronics, Inc.A	6,049	173,909
Methode Electronics, Inc.	114,951	4,835,989
nLight, Inc.A	162,554	4,571,019
PC Connection, Inc.	3,465	159,563
Plexus Corp.A	463	40,429
Rogers Corp.A	151,702	30,510,306
Sanmina Corp.A	393,009	14,836,090
ScanSource, Inc.A	8,916	319,015
TTM Technologies, Inc.A	872,666	11,554,098
Vishay Intertechnology, Inc.	617,997	11,877,902
Vishay Precision Group, Inc.A	277,278	9,452,407

		218,540,162

IT Services - 1.21%
Alliance Data Systems Corp.	87,578	7,466,025
BM Technologies, Inc.A	7,586	67,819
Cass Information Systems, Inc.	4,272	175,109
Conduent, Inc.A	5,376	36,288
CSG Systems International, Inc.	159,670	7,991,483
Euronet Worldwide, Inc.A	242,365	27,190,929
ExlService Holdings, Inc.A	118,706	14,556,917
MAXIMUS, Inc.	110,740	9,365,282
Sabre Corp.A B	17,000	176,460
Verra Mobility Corp.A	349,400	5,199,072

		72,225,384

Semiconductors & Semiconductor Equipment - 3.46%
Brooks Automation, Inc.	340,533	39,655,068
Cohu, Inc.A	823,197	26,375,232
Diodes, Inc.A	848,177	81,501,328
Ichor Holdings Ltd.A	3,165	138,374
Kulicke & Soffa Industries, Inc.	158,399	9,028,743

See accompanying notes

22

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Information Technology - 11.24% (continued)

Semiconductors & Semiconductor Equipment - 3.46% (continued)
MaxLinear, Inc.A	161,745	$10,189,935
Photronics, Inc.A	1,219,559	15,842,071
Tower Semiconductor Ltd.A	317,887	10,131,059
Ultra Clean Holdings, Inc.A	254,436	12,612,392

		205,474,202

Software - 1.22%
A10 Networks, Inc.A	384,762	7,191,202
Ebix, Inc.B	3,224	105,779
InterDigital, Inc.	256	17,139
Progress Software Corp.	391,204	20,111,798
Telos Corp.A	445,000	11,529,950
Verint Systems, Inc.A	117,040	5,454,064
WM Technology, Inc.A B	405,561	4,964,067
Xperi Holding Corp.	415,762	7,450,455
Zuora, Inc., Class AA	720,854	15,757,868

		72,582,322

Technology Hardware, Storage & Peripherals - 0.21%
Diebold Nixdorf, Inc.A	9,442	84,978
Super Micro Computer, Inc.A	53,093	1,878,961
Xerox Holdings Corp.	579,688	10,318,447

		12,282,386

Total Information Technology		667,876,947

Materials - 4.12%

Chemicals - 0.92%
AdvanSix, Inc.A	6,072	295,099
American Vanguard Corp.	9,604	149,630
Avient Corp.	1,517	81,736
Cabot Corp.	148,741	7,935,332
Chemours Co.	362,854	10,167,169
ECOVYST, Inc.	17,706	206,806
FutureFuel Corp.	8,394	59,262
GCP Applied Technologies, Inc.A	9,100	205,751
Hawkins, Inc.	2,347	86,064
HB Fuller Co.	2,486	175,288
Ingevity Corp.A	1,116	86,948
Livent Corp.A B	210,621	5,943,725
Minerals Technologies, Inc.	171,679	12,178,908
Orion Engineered Carbons SAA	596,771	11,219,295
Tredegar Corp.	7,458	89,943
Trinseo PLC	3,197	179,224
Tronox Holdings PLC, Class A	243,233	5,672,194

		54,732,374

Construction Materials - 0.26%
Eagle Materials, Inc.	106,450	15,792,922

Containers & Packaging - 0.30%
Graphic Packaging Holding Co.	595,150	11,861,340
O-I Glass, Inc.A	435,619	5,684,828
TriMas Corp.A	1,298	43,288

		17,589,456

See accompanying notes

23

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Materials - 4.12% (continued)

Metals & Mining - 2.51%
Alamos Gold, Inc., Class A	1,788,753	$13,308,322
Allegheny Technologies, Inc.A	1,765,134	28,418,657
Carpenter Technology Corp.	343,404	10,604,316
Coeur Mining, Inc.A	687,918	4,354,521
Commercial Metals Co.	645,499	20,772,158
Compass Minerals International, Inc.	2,100	137,760
Elah Holdings, Inc.A	3,530	345,940
Ferroglobe PLCA	1,823,721	12,091,270
Ferroglobe Representation & Warranty InsuranceC D	2,123,070	-
Hecla Mining Co.	1,108,718	6,408,390
Kaiser Aluminum Corp.	1,761	171,064
Materion Corp.	293,471	21,182,737
MP Materials Corp.A	267,998	9,071,732
Ryerson Holding Corp.	4,100	108,076
Schnitzer Steel Industries, Inc., Class A	189,526	10,196,499
Warrior Met Coal, Inc.	5,088	121,959
Worthington Industries, Inc.	221,298	12,020,907

		149,314,308

Paper & Forest Products - 0.13%
Clearwater Paper Corp.A	632	26,437
Glatfelter Corp.	9,327	153,243
Louisiana-Pacific Corp.	58,700	3,459,191
Mercer International, Inc.	15,855	170,758
Schweitzer-Mauduit International, Inc.	107,316	3,738,889

		7,548,518

Total Materials		244,977,578

Real Estate - 4.67%

Equity Real Estate Investment Trusts (REITs) - 3.94%
Agree Realty Corp.	143,377	10,188,370
Alexander’s, Inc.	744	207,412
Apple Hospitality REIT, Inc.	416,061	6,536,318
Brandywine Realty Trust	778,879	10,320,147
CareTrust REIT, Inc.	865,356	17,956,137
Corporate Office Properties Trust	440,665	11,950,835
Equity CommonwealthA	190,728	4,945,577
GEO Group, Inc.B	9,789	80,074
Highwoods Properties, Inc.	269,346	12,077,475
Industrial Logistics Properties Trust	159,826	4,489,512
Kite Realty Group Trust	296,410	6,017,123
Lexington Realty Trust	2,012,559	29,322,985
Pebblebrook Hotel Trust	235,357	5,286,118
Physicians Realty Trust	509,437	9,684,398
Piedmont Office Realty Trust, Inc., Class A	1,100,203	19,539,605
PotlatchDeltic Corp.	374,117	19,555,096
Rayonier, Inc.	204,016	7,615,917
Retail Opportunity Investments Corp.	542,256	9,635,889
Seritage Growth Properties, Class AA B	1,128,018	17,371,477
STAG Industrial, Inc.	127,249	5,539,149
Sunstone Hotel Investors, Inc.A	788,333	9,728,029
Terreno Realty Corp.	95,916	7,014,337
Urban Edge Properties	528,115	9,257,856

		234,319,836

Real Estate Management & Development - 0.73%
Forestar Group, Inc.A	6,613	129,416

See accompanying notes

24

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)

Real Estate - 4.67% (continued)

Real Estate Management & Development - 0.73% (continued)
Howard Hughes Corp.A	95,797	$8,346,793
Newmark Group, Inc., Class A	900,807	13,404,008
RE/MAX Holdings, Inc., Class A	5,146	163,694
Realogy Holdings Corp.A	358,124	6,202,708
RMR Group, Inc., Class A	429,753	14,951,107

		43,197,726

Total Real Estate		277,517,562

Utilities - 2.31%

Electric Utilities - 0.58%
ALLETE, Inc.	3,260	200,620
Hawaiian Electric Industries, Inc.	75,709	3,070,757
Otter Tail Corp.	3,495	216,725
PNM Resources, Inc.	4,117	204,821
Portland General Electric Co.	627,675	30,950,654

		34,643,577

Gas Utilities - 0.80%
Chesapeake Utilities Corp.	56,674	7,428,261
National Fuel Gas Co.	231,171	13,276,150
South Jersey Industries, Inc.B	71,335	1,623,585
Southwest Gas Holdings, Inc.	334,136	23,138,918
Spire, Inc.	31,775	1,994,199

		47,461,113

Multi-Utilities - 0.93%
Avista Corp.	991,720	39,480,373
NorthWestern Corp.	278,827	15,854,104

		55,334,477

Total Utilities		137,439,167

Total Common Stocks (Cost $4,206,773,366)		5,782,589,801

SHORT-TERM INVESTMENTS - 2.51% (Cost $149,026,206)

Investment Companies - 2.51%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	149,026,206	149,026,206

SECURITIES LENDING COLLATERAL - 0.18% (Cost $10,739,130)

Investment Companies - 0.18%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	10,739,130	10,739,130

TOTAL INVESTMENTS - 100.03% (Cost $4,366,538,702)		5,942,355,137
LIABILITIES, NET OF OTHER ASSETS - (0.03%)		(1,506,164)

TOTAL NET ASSETS - 100.00%		$5,940,848,973

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2021 (Note 9).

C Value was determined using significant unobservable inputs.

D Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

See accompanying notes

25

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2021

Long Futures Contracts Open on October 31, 2021:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	1,253	December 2021	$140,370,951	$143,800,545	$3,429,594

			$140,370,951	$143,800,545	$3,429,594

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2021, the investments were classified as described below:

Small Cap Value Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$5,782,589,801	$-	$0	(1)	$5,782,589,801
Short-Term Investments	149,026,206	-	-		149,026,206
Securities Lending Collateral	10,739,130	-	-		10,739,130

Total Investments in Securities - Assets	$5,942,355,137	$-	$-		$5,942,355,137

Financial Derivative Instruments - Assets
Futures Contracts	$3,429,594	$-	$-		$3,429,594

Total Financial Derivative Instruments - Assets	$3,429,594	$-	$-		$3,429,594

(1)	Investment held in the Fund’s Portfolio with $0 fair value.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

26

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at fair value†§	$5,782,589,801
Investments in affiliated securities, at fair value‡	159,765,336
Cash	2,436
Cash collateral held at custodian for the benefit of the broker	9,460,000
Dividends and interest receivable	1,600,493
Receivable for investments sold	22,295,123
Receivable for fund shares sold	3,803,906
Receivable for variation margin on open futures contracts (Note 5)	3,431,963
Prepaid expenses	39,547

Total assets	5,982,988,605

Liabilities:
Payable for investments purchased	20,123,402
Payable for fund shares redeemed	3,162,748
Cash due to broker for futures contracts	3,419,900
Management and sub-advisory fees payable (Note 2)	3,740,230
Service fees payable (Note 2)	126,015
Transfer agent fees payable (Note 2)	95,559
Payable upon return of securities loaned (Note 9)§	10,739,130
Custody and fund accounting fees payable	340,561
Professional fees payable	72,393
Trustee fees payable (Note 2)	31,143
Payable for prospectus and shareholder reports	157,741
Other liabilities	130,810

Total liabilities	42,139,632

Net assets	$5,940,848,973

Analysis of net assets:
Paid-in-capital	$3,836,486,024
Total distributable earnings (deficits)A	2,104,362,949

Net assets	$5,940,848,973

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	108,358,990

Y Class	8,339,121

Investor Class	12,346,517

Advisor Class	1,118,110

A Class	2,164,011

C Class	409,294

R6 Class	58,685,178

Net assets:
R5 Class	$3,380,005,813

Y Class	$255,837,301

Investor Class	$367,726,622

Advisor Class	$32,801,309

A Class	$63,024,594

C Class	$11,261,210

R6 Class	$1,830,192,124

Net asset value, offering and redemption price per share:
R5 Class	$31.19

Y Class	$30.68

Investor Class	$29.78

Advisor Class	$29.34

A Class	$29.12

A Class (offering price)	$30.90

C Class	$27.51

R6 Class	$31.19

† Cost of investments in unaffiliated securities	$4,206,773,366
‡ Cost of investments in affiliated securities	$159,765,336
§ Fair value of securities on loan	$69,502,259

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

27

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2021

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$86,169,706
Dividend income from affiliated securities (Note 2)	11,919
Interest income	7,407
Income derived from securities lending (Note 9)	1,324,616

Total investment income	87,513,648

Expenses:
Management and sub-advisory fees (Note 2)	44,500,060
Transfer agent fees:
R5 Class (Note 2)	1,120,781
Y Class (Note 2)	262,083
Investor Class	20,852
Advisor Class	5,753
A Class	8,734
C Class	3,844
R6 Class	56,193
Custody and fund accounting fees	599,225
Professional fees	288,306
Registration fees and expenses	157,826
Service fees (Note 2):
Investor Class	1,423,149
Advisor Class	130,077
A Class	124,070
C Class	15,153
Distribution fees (Note 2):
Advisor Class	130,092
A Class	156,772
C Class	110,746
Prospectus and shareholder report expenses	476,483
Trustee fees (Note 2)	400,500
Loan expense (Note 10)	29,175
Other expenses	514,561

Total expenses	50,534,435

Net investment income	36,979,213

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	992,666,576
Redemption in kind (Note 7)	9,196,460
Commission recapture (Note 1)	6,574
Foreign currency transactions	540
Futures contracts	42,199,986
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	1,477,923,882
Foreign currency transactions	(14)
Futures contracts	4,188,616

Net gain from investments	2,526,182,620

Net increase in net assets resulting from operations	$2,563,161,833

† Foreign taxes	$236,813

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

28

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$36,979,213	$51,286,061
Net realized gain (loss) from investments in unaffiliated securities, redemption in kind, commission recapture, foreign currency transactions and futures contracts	1,044,070,136	(349,000,273)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions and futures contracts	1,482,112,484	(450,826,828)

Net increase (decrease) in net assets resulting from operations	2,563,161,833	(748,541,040)

Distributions to shareholders:
Total retained earnings:
R5 Class	(30,252,473)	(77,630,333)
Y Class	(1,814,421)	(4,669,476)
Investor Class	(2,372,133)	(7,055,350)
Advisor Class	(272,130)	(889,167)
A Class	(318,938)	(920,254)
C Class	–	(127,221)
R6 Class	(13,695,714)	(25,997,687)

Net distributions to shareholders	(48,725,809)	(117,289,488)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,621,094,193	1,304,585,937
Reinvestment of dividends and distributions	46,257,815	112,103,096
Cost of shares redeemed	(2,798,705,958)	(2,191,361,762)

Net (decrease) in net assets from capital share transactions	(1,131,353,950)	(774,672,729)

Net increase (decrease) in net assets	1,383,082,074	(1,640,503,257)

Net assets:
Beginning of year	4,557,766,899	6,198,270,156

End of year	$5,940,848,973	$4,557,766,899

See accompanying notes

29

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2021, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Small Cap Value Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives the fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the fund will use derivatives, may adversely affect the fund’s performance and may increase costs related to the fund’s use of derivatives.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments

R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

30

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Class	Eligible Investors	Minimum Initial Investments

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Fund’s custodian. Reconciliations are performed between custody and accounting systems to help ensure reclaim accruals are in line. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

31

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Foundry Partners, LLC; Hillcrest Asset Management, LLC; Hotchkis and Wiley Capital Management, LLC; and Mellon Investments Corporation (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2021 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$21,141,368
Sub-Advisor Fees	0.38%	23,358,692

Total	0.73%	$44,500,060

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash

32

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended October 31, 2021, the Manager received securities lending fees of $121,008 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Value	$1,245,020

As of October 31, 2021, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Small Cap Value	$56,943

33

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Brokerage Commissions

Affiliated entities of a sub-advisor to the Fund received commissions on purchases and sales of the Fund’s portfolio securities totaling $266,393 for the year ended October 31, 2021.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund listed below held the following shares with an October 31, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2021 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2021 Fair Value
U.S. Government Money Market Select	Direct	Small Cap Value	$149,026,206	$-	$-	$11,919	$149,026,206
U.S. Government Money Market Select	Securities Lending	Small Cap Value	10,739,130	-	-	N/A	10,739,130

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2021, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Small Cap Value	$145,476	$18,604	$164,080

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2021, the Fund participated as a lender and loaned $14,361,692 for 20 days at an average interest rate of 0.82% with interest charges earned of $6,410. During the period ended October 31, 2021, the Fund borrowed $2,891,743 for 1 day at an interest rate of 0.84% with interest charges of $67. These amounts are included in “Interest income” on the Statement of Operations.

34

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. During the year ended October 31, 2021 there were no waived fees, expenses reimbursed, or recouped expenses.

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2021, RID collected $723 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2021, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2021, CDSC fees of $132 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

35

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities

36

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close

37

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When the Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

38

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury

39

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

security. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2021, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2021
Small Cap Value	1,235

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$3,429,594	$3,429,594

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$42,199,986	$42,199,986

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$4,188,616	$4,188,616

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the

40

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2021.

Offsetting of Financial and Derivative Assets as of October 31, 2021:
	Assets	Liabilities
Futures Contracts(1)	$3,429,594	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,429,594	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,429,594)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$10,739,130	$-	$-	$-	$10,739,130

Total Borrowings	$10,739,130	$-	$-	$-	$10,739,130

Gross amount of recognized liabilities for securities lending transactions					$10,739,130

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

41

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

42

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

43

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. Future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.

To the extent the Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of the Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

44

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

45

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

The tax character of distributions paid were as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income*
R5 Class	$30,252,473	$49,800,258
Y Class	1,814,421	2,919,990
Investor Class	2,372,133	3,994,989
Advisor Class	272,130	461,474
A Class	318,938	487,603
C Class	-	30,237
R6 Class	13,695,714	16,815,221
Long-term capital gains
R5 Class	-	27,830,075
Y Class	-	1,749,486
Investor Class	-	3,060,361
Advisor Class	-	427,693
A Class	-	432,651
C Class	-	96,984
R6 Class	-	9,182,466

Total distributions paid	$48,725,809	$117,289,488

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2021, $83,410,224 long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

As of October 31, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Value	$4,463,318,441	$1,666,212,514	$(187,175,818)	$1,479,036,696

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Small Cap Value	$1,479,036,696	$280,207,572	$345,118,681	$-	$-	$2,104,362,949

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from investments in real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Shareholders of the Fund elected to receive securities rather than cash for their redemption proceeds. The Fund realized gains of $9,196,460 as a result of the in kind distribution, as disclosed on the Statement of Operations for the year ended October 31, 2021. These gains were not recognized for federal income tax purposes.

46

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

Accordingly, the following amounts represent current year permanent differences derived from equalization, redemptions in kind, and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2021:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Small Cap Value	$92,523,746	$(92,523,746)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

The Fund utilized $118,678,194 short-term and $198,805,194 long-term capital loss carryforwards and did not have any remaining capital loss carryforwards as of October 31, 2021.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Small Cap Value	$2,754,359,571	$3,792,434,947

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2021 were as follows:

Fund	Type of Transaction	October 31, 2020 Shares/Fair Value	Purchases	Sales	October 31, 2021 Shares/Fair Value
Small Cap Value	Direct	$110,411,904	$2,248,630,175	$2,210,015,873	$149,026,206
Small Cap Value	Securities Lending	25,629,116	227,115,824	242,005,810	10,739,130

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

47

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Small Cap Value	$69,502,259	$10,739,130	$60,396,177	$71,135,307

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Fund’s Committed Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Effective November 11, 2021, the Fund’s Uncommitted Line was changed to a maximum of $100 million with an expiration of November 10, 2022.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

48

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

During the year ended October 31, 2021, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended October 31,
	2021		2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	25,272,526	$734,344,099	39,439,761	$716,366,582
Reinvestment of dividends	1,148,888	28,354,544	3,024,304	73,672,049
Shares redeemed	(59,776,509)	(1,698,015,121)	(76,877,109)	(1,510,018,985)

Net (decrease) in shares outstanding	(33,355,095)	$(935,316,478)	(34,413,044)	$(719,980,354)

	Y Class
	Year Ended October 31,
	2021		2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,973,615	$82,535,591	3,989,719	$73,667,583
Reinvestment of dividends	70,195	1,705,030	183,614	4,403,056
Shares redeemed	(3,488,003)	(97,995,999)	(6,576,100)	(127,119,945)

Net (decrease) in shares outstanding	(444,193)	$(13,755,378)	(2,402,767)	$(49,049,306)

	Investor Class
	Year Ended October 31,
	2021		2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,635,707	$99,431,745	3,792,630	$69,752,665
Reinvestment of dividends	95,069	2,246,481	289,400	6,757,492
Shares redeemed	(7,414,960)	(201,618,767)	(7,246,353)	(133,927,076)

Net (decrease) in shares outstanding	(3,684,184)	$(99,940,541)	(3,164,323)	$(57,416,919)

	Advisor Class
	Year Ended October 31,
	2021		2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	699,128	$18,823,410	657,797	$11,111,813
Reinvestment of dividends	11,670	272,037	38,598	888,909
Shares redeemed	(1,903,700)	(50,959,777)	(1,213,292)	(23,166,720)

Net (decrease) in shares outstanding	(1,192,902)	$(31,864,330)	(516,897)	$(11,165,998)

	A Class
	Year Ended October 31,
	2021		2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	684,478	$18,647,795	848,676	$15,605,209
Reinvestment of dividends	13,698	316,837	40,097	916,617
Shares redeemed	(1,028,767)	(27,369,382)	(1,316,735)	(24,718,335)

Net (decrease) in shares outstanding	(330,591)	$(8,404,750)	(427,962)	$(8,196,509)

	C Class
	Year Ended October 31,
	2021		2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	86,798	$2,256,647	95,220	$1,611,629
Reinvestment of dividends	–	–	5,705	124,090
Shares redeemed	(138,769)	(3,584,911)	(254,971)	(4,363,916)

Net (decrease) in shares outstanding	(51,971)	$(1,328,264)	(154,046)	$(2,628,197)

49

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2021

	R6 Class
	Year Ended October 31,
	2021		2020
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	22,939,812	$665,054,906	21,325,959	$416,470,456
Reinvestment of dividends	541,665	13,362,886	1,040,693	25,340,883
Shares redeemed	(24,922,627)	(719,162,001)	(18,819,838)	(368,046,785)

Net increase (decrease) in shares outstanding	(1,441,150)	$(40,744,209)	3,546,814	$73,764,554

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

50

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$19.76	$23.13	$26.14	$29.51	$24.36

Income (loss) from investment operations:
Net investment income	0.25	0.26	0.26	0.21	0.17
Net gains (losses) on investments (both realized and unrealized)	11.40	(3.18)	(0.25)	(0.94)	5.83

Total income (loss) from investment operations	11.65	(2.92)	0.01	(0.73)	6.00

Less distributions:
Dividends from net investment income	(0.22)	(0.29)	(0.18)	(0.15)	(0.23)
Distributions from net realized gains	-	(0.16)	(2.84)	(2.49)	(0.62)

Total distributions	(0.22)	(0.45)	(3.02)	(2.64)	(0.85)

Net asset value, end of period	$31.19	$19.76	$23.13	$26.14	$29.51

Total returnB	59.26%	(13.00)%	2.01%	(2.96)%	24.80%

Ratios and supplemental data:
Net assets, end of period	$3,380,005,813	$2,799,722,660	$4,073,332,655	$4,604,864,422	$5,527,380,111
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.81%	0.82%	0.83%	0.80%	0.82%
Expenses, net of reimbursements and/or recoupments	0.81%	0.82%	0.83%	0.80%	0.82%
Net investment income, before expense reimbursements and/or recoupments	0.65%	1.04%	1.07%	0.66%	0.58%
Net investment income, net of reimbursements and/or recoupments	0.65%	1.04%	1.07%	0.66%	0.58%
Portfolio turnover rate	48%	61%	48%	69%	48%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$19.44	$22.76	$25.77	$29.13	$24.06

Income (loss) from investment operations:
Net investment income	0.16	0.22	0.26	0.17	0.12
Net gains (losses) on investments (both realized and unrealized)	11.28	(3.11)	(0.27)	(0.90)	5.78

Total income (loss) from investment operations	11.44	(2.89)	(0.01)	(0.73)	5.90

Less distributions:
Dividends from net investment income	(0.20)	(0.27)	(0.16)	(0.14)	(0.21)
Distributions from net realized gains	-	(0.16)	(2.84)	(2.49)	(0.62)

Total distributions	(0.20)	(0.43)	(3.00)	(2.63)	(0.83)

Net asset value, end of period	$30.68	$19.44	$22.76	$25.77	$29.13

Total returnA	59.15%	(13.06)%	1.93%	(3.03)%	24.70%

Ratios and supplemental data:
Net assets, end of period	$255,837,301	$170,726,299	$254,599,477	$342,125,601	$379,409,116
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89%	0.89%	0.90%	0.87%	0.90%
Expenses, net of reimbursements and/or recoupments	0.89%	0.89%	0.90%	0.87%	0.90%
Net investment income, before expense reimbursements and/or recoupments	0.56%	0.96%	1.00%	0.59%	0.50%
Net investment income, net of reimbursements and/or recoupments	0.56%	0.96%	1.00%	0.59%	0.50%
Portfolio turnover rate	48%	61%	48%	69%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$18.88	$22.12	$25.12	$28.46	$23.52

Income (loss) from investment operations:
Net investment income	0.20	0.21	0.22	0.11	0.11
Net gains (losses) on investments (both realized and unrealized)	10.85	(3.08)	(0.29)	(0.89)	5.60

Total income (loss) from investment operations	11.05	(2.87)	(0.07)	(0.78)	5.71

Less distributions:
Dividends from net investment income	(0.15)	(0.21)	(0.09)	(0.07)	(0.15)
Distributions from net realized gains	-	(0.16)	(2.84)	(2.49)	(0.62)

Total distributions	(0.15)	(0.37)	(2.93)	(2.56)	(0.77)

Net asset value, end of period	$29.78	$18.88	$22.12	$25.12	$28.46

Total returnA	58.74%	(13.30)%	1.67%	(3.28)%	24.43%

Ratios and supplemental data:
Net assets, end of period	$367,726,622	$302,626,954	$424,569,237	$538,602,473	$660,241,571
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.15%	1.15%	1.14%	1.13%	1.12%
Expenses, net of reimbursements and/or recoupments	1.15%	1.15%	1.14%	1.13%	1.12%
Net investment income, before expense reimbursements and/or recoupments	0.32%	0.70%	0.76%	0.33%	0.27%
Net investment income, net of reimbursements and/or recoupments	0.32%	0.70%	0.76%	0.33%	0.27%
Portfolio turnover rate	48%	61%	48%	69%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$18.60	$21.79	$24.77	$28.09	$23.22

Income (loss) from investment operations:
Net investment income	0.17	0.15	0.14	0.06	0.03
Net gains (losses) on investments (both realized and unrealized)	10.69	(3.01)	(0.25)	(0.88)	5.57

Total income (loss) from investment operations	10.86	(2.86)	(0.11)	(0.82)	5.60

Less distributions:
Dividends from net investment income	(0.12)	(0.17)	(0.03)	(0.01)	(0.11)
Distributions from net realized gains	-	(0.16)	(2.84)	(2.49)	(0.62)

Total distributions	(0.12)	(0.33)	(2.87)	(2.50)	(0.73)

Net asset value, end of period	$29.34	$18.60	$21.79	$24.77	$28.09

Total returnA	58.56%	(13.40)%	1.48%	(3.44)%	24.26%

Ratios and supplemental data:
Net assets, end of period	$32,801,309	$42,987,242	$61,618,406	$77,578,775	$98,718,359
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.29%	1.25%	1.34%	1.28%	1.30%
Expenses, net of reimbursements and/or recoupments	1.29%	1.25%	1.34%	1.28%	1.30%
Net investment income, before expense reimbursements and/or recoupments	0.20%	0.60%	0.56%	0.18%	0.11%
Net investment income, net of reimbursements and/or recoupments	0.20%	0.60%	0.56%	0.18%	0.11%
Portfolio turnover rate	48%	61%	48%	69%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$18.47	$21.64	$24.65	$27.99	$23.14

Income (loss) from investment operations:
Net investment income	0.06	0.12	0.14	0.07	0.07
Net gains (losses) on investments (both realized and unrealized)	10.72	(2.95)	(0.24)	(0.86)	5.53

Total income (loss) from investment operations	10.78	(2.83)	(0.10)	(0.79)	5.60

Less distributions:
Dividends from net investment income	(0.13)	(0.18)	(0.07)	(0.06)	(0.13)
Distributions from net realized gains	-	(0.16)	(2.84)	(2.49)	(0.62)

Total distributions	(0.13)	(0.34)	(2.91)	(2.55)	(0.75)

Net asset value, end of period	$29.12	$18.47	$21.64	$24.65	$27.99

Total returnA	58.57%	(13.38)%	1.56%	(3.37)%	24.36%

Ratios and supplemental data:
Net assets, end of period	$63,024,594	$46,067,043	$63,246,155	$66,380,615	$63,481,305
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.24%	1.26%	1.26%	1.20%	1.20%
Expenses, net of reimbursements and/or recoupments	1.24%	1.26%	1.26%	1.20%	1.20%
Net investment income, before expense reimbursements and/or recoupments	0.21%	0.59%	0.64%	0.25%	0.20%
Net investment income, net of reimbursements and/or recoupments	0.21%	0.59%	0.64%	0.25%	0.20%
Portfolio turnover rate	48%	61%	48%	69%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2021	2020	2019		2018	2017

Net asset value, beginning of period	$17.47	$20.51	$23.60		$26.98	$22.39

Income (loss) from investment operations:
Net investment (loss)	(0.22)	(0.17)	(0.01	)A	(0.08)	(0.14)
Net gains (losses) on investments (both realized and unrealized)	10.26	(2.66)	(0.24)		(0.81)	5.35

Total income (loss) from investment operations	10.04	(2.83)	(0.25)		(0.89)	5.21

Less distributions:
Dividends from net investment income	-	(0.05)	-		-	-
Distributions from net realized gains	-	(0.16)	(2.84)		(2.49)	(0.62)

Total distributions	-	(0.21)	(2.84)		(2.49)	(0.62)

Net asset value, end of period	$27.51	$17.47	$20.51		$23.60	$26.98

Total returnB	57.47%	(14.00)%	0.85%		(3.89)%	23.39%

Ratios and supplemental data:
Net assets, end of period	$11,261,210	$8,057,935	$12,619,613		$13,480,297	$15,335,554
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.95%	1.96%	1.95%		1.86%	1.96%
Expenses, net of reimbursements and/or recoupments	1.95%	1.96%	1.95	%C	1.76%	1.96%
Net investment (loss), before expense reimbursements	(0.50)%	(0.10)%	(0.06)%		(0.41)%	(0.58)%
Net investment (loss), net of reimbursements	(0.50)%	(0.10)%	(0.06)%		(0.31)%	(0.58)%
Portfolio turnover rate	48%	61%	48%		69%	48%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

56

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,				February 28, 2017A to October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$19.75	$23.12	$26.14	$29.51	$28.03

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.22	0.26	0.22	(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	11.48	(3.14)	(0.25)	(0.94)	1.48

Total income (loss) from investment operations	11.67	(2.92)	0.01	(0.72)	1.48

Less distributions:
Dividends from net investment income	(0.23)	(0.29)	(0.19)	(0.16)	-
Distributions from net realized gains	-	(0.16)	(2.84)	(2.49)	-

Total distributions	(0.23)	(0.45)	(3.03)	(2.65)	-

Net asset value, end of period	$31.19	$19.75	$23.12	$26.14	$29.51

Total returnC	59.38%	(12.98)%	2.01%	(2.93)%	5.28	%D

Ratios and supplemental data:
Net assets, end of period	$1,830,192,124	$1,187,578,766	$1,308,284,613	$902,241,051	$295,802,679
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.79%	0.79%	0.80%	0.77%	0.80	%E
Expenses, net of reimbursements and/or recoupments	0.79%	0.79%	0.80%	0.77%	0.80	%E
Net investment income (loss), before expense reimbursements	0.66%	1.06%	1.08%	0.66%	(0.04	)%E
Net investment income (loss), net of reimbursements	0.66%	1.06%	1.08%	0.66%	(0.04	)%E
Portfolio turnover rate	48%	61%	48%	69%	48	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

57

American Beacon FundsSM

Federal Tax Information

October 31, 2021 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Small Cap Value	100.00%

Qualified Dividend Income:

Small Cap Value	100.00%

Long-Term Capital Gain Distributions:

Small Cap Value	$83,410,224

Short-Term Capital Gain Distributions:

Small Cap Value	$0

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

58

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Small Cap Value Fund (“Fund”); and (2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Foundry Partners, LLC (“Foundry”), Hillcrest Asset Management, LLC (“Hillcrest”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Mellon Investments Corp. (“Mellon”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among

59

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each subadvisor; the adequacy of the resources committed to the Fund by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund, relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of comparable investment accounts and/or a composite of comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending

60

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the Fund’s fee rate schedule generally was favorable compared to the fee rates that each subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints for the subadvisory fee rate schedule.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manger receives a fee. In addition, the Board noted that each subadvisor, except for Hillcrest, benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Funds’ custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill.

61

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with a comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund than in prior years.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Foundry, Hillcrest, Hotchkis, and Mellon, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2020)

Barrow (Fundamental Strategy)	5 Years	1st Quintile
Barrow (Diversified Strategy)*	5 Years	4th Quintile
Brandywine	5 Years	5th Quintile
Foundry	5 Years	3rd Quintile
Hillcrest	5 Years	4th Quintile
Hotchkis (Fundamental Strategy)	5 Years	4th Quintile
Hotchkis (Diversified Strategy)	3 Years	3rd Quintile
Mellon	5 Years	1st Quintile

* The strategy was temporarily defunded in December 2020. The performance used for December 2020 is that of a composite of accounts managed by Barrow in the same strategy, net of Barrow’s blended fee rate for the Fund.

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Fund; (2) the Manager’s representation that Brandywine’s process, which focuses primarily on selecting stocks with low price to earnings multiples, has been out of favor, adversely affecting both shorter-term and longer-term performance; and (3) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Approvals Related to the American Beacon Small Cap Value Fund

At its June 8-9, 2021 meetings, the Boards of Trustees of American Beacon Funds (the “Trust”) considered the approval of a new investment advisory agreement (“New Agreement”) among American Beacon Advisors, Inc. (“Manager”), Newton Investment Management North America, LLC (“Newton”), and the Trust, on behalf of the American Beacon Small Cap Value Fund (“SCV Fund”). The Board was advised that Mellon Investments Corporation (“Mellon”), an indirect wholly-owned subsidiary of Bank of New York Mellon Corporation (“BNY Mellon”), and a sub-advisor to the SCV Fund, would be involved in a corporate reorganization (“Reorganization”), pursuant to which Newton, a newly-formed entity and also an indirect wholly-owned subsidiary of BNY Mellon, would replace Mellon as the sub-advisor to the SCV Fund.

The Board considered that Mellon had received an opinion of counsel that the Reorganization would not be deemed a change in control under the Investment Company Act of 1940, as amended (“1940 Act”), which would have resulted in the assignment and termination of the existing investment advisory agreement (“Existing Agreement”) with respect to the SCV Fund. The Board also considered that the majority of the Mellon personnel who provide services to the SCV Fund were expected to be transferred to Newton and to perform substantially the same functions after the Reorganization. Additionally, the Board considered that the Existing Agreement and New Agreement are identical except for the identity of the sub-advisor and the date. Therefore, the Board considered the information provided in connection with its review of the renewal of the Existing Agreement in determining whether to approve the New Agreement.

Based on the foregoing considerations, the Board, including a majority of Trustees who are not “interested persons” of the SCV Fund, the Manager or Newton, as that term is defined in the 1940 Act, concluded that the approval of the New Agreement was in the best interests of the SCV Fund and approved the New Agreement.

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (67)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (63)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-2020); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-2021); President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021 Principal Accounting Officer and Treasurer (2010-2021)	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021 Assistant Treasurer (2011-2021)	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

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American Beacon FundsSM

Privacy Policy

October 31, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/21

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$286,669	10/31/2020
$297,311	10/31/2021

(b) Audit Related Fees	Fiscal Year Ended
$0	10/31/2020
$0	10/31/2021

(c) Tax Fees(1)	Fiscal Year Ended
$48,125	10/31/2020
$174,247	10/31/2021

(d) All Other Fees	Fiscal Year Ended
$0	10/31/2020
$0	10/31/2021

(1) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 48,125	$221,475	N/A	10/31/2020
$ 174,247	$142,936	N/A	10/31/2021

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 6, 2022

By /s/ Sonia L. Bates
Sonia L. Bates
Treasurer
American Beacon Funds

Date: January 6, 2022